Dynamic Alpha Macro Fund

Investor Class Shares (DYMAX)

Institutional Class Shares (DYMIX)

PROSPECTUS

November 1, 2026

Adviser:		Sub-Adviser:

ADVISORS	PREFERRED

Advisors Preferred LLC 2273 Research Blvd. Suite 350 Rockville, MD 20850	Dynamic Wealth Group, LLC 3225 McLeod Drive, Suite 100 Las Vegas, NV 89121

The Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Table of Contents

FUND SUMMARY	1
Investment Objective	1
Fees and Expenses of the Fund	1
Principal Investment Strategies	1
Principal Investment Risks	2
Performance	4
Investment Adviser	5
Sub-Adviser	5
Sub-Adviser Portfolio Managers	5
Futures Trading Adviser	5
Futures Trading Adviser Portfolio Manager	5
Purchase and Sale of Fund Shares	5
Tax Information	5
Payments to Broker-Dealers and Other Financial Intermediaries	5
ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	6
Investment Objective	6
Principal Investment Strategies	6
Principal Investment Risks	9
Liquidity Program	11
Temporary Investments	12
Fund Holdings Disclosure	12
Fund Proxy Voting Disclosures	12
Tailored Shareholder Disclosure	12
Cybersecurity	12
MANAGEMENT	13
Investment Adviser	13
Sub-Adviser	13
Sub-Adviser Portfolio Managers	13
Futures Trading Adviser	13
Futures Trading Adviser Portfolio Manager	13
INVESTMENT SUBSIDIARY	14
HOW SHARES ARE PRICED	15
HOW TO PURCHASE SHARES	16
HOW TO REDEEM SHARES	19
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES	23
TAX STATUS, DIVIDENDS AND DISTRIBUTIONS	24
DISTRIBUTION OF SHARES	25
Distributor	25
Distribution Fees	25
Additional Compensation to Financial Intermediaries	25
Householding	25
Portfolio Holdings Information	25
CONSOLIDATED FINANCIAL HIGHLIGHTS	26
PRIVACY NOTICE	27

FUND SUMMARY: DYNAMIC ALPHA MACRO FUND

Investment Objective

The Dynamic Alpha Macro Fund (the “Fund”) seeks capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class Shares*	Institutional Class Shares
Management Fees	1.50%	1.50%
Distribution (12b-1) Fees	0.25%	0.00%
Other Expenses	0.36%(1)	0.21%
Acquired Fund Fees and Expenses(2)	0.04%	0.04%
Total Annual Fund Operating Expenses	2.15%	1.75%

*	Investor Class Shares have not commenced operations.

(1)	May include up to 0.15% in shareholder service expenses that may include sub-transfer agent and sub-custodian fees.

(2)	Acquired Fund Fees and Expenses are indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund and does not include the indirect costs of investing in other investment companies.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	One Year	Three Years	Five Years	Ten Year
Investor	$218	$673	$1,154	$2,483
Institutional	$178	$551	$949	$2,062

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended June 30, 2026 the Fund’s portfolio turnover rate was 25.75% of the average value of its portfolio.

Principal Investment Strategies

The Fund’s Adviser delegates execution of the Fund’s investment strategy to a Sub-Adviser, Dynamic Wealth Group, LLC; and to a Futures Trading Adviser, AG Capital Management Partners, L.P. Dynamic in the Fund’s name is a reference to the active management employed by the Sub-Adviser and Futures Trading Adviser. “Alpha” in the Fund’s name is a reference to the goal of producing above-market returns, such as exceeding the S&P 500 Index return over a long-term investing horizon. Macro in the Fund’s name is a reference to the major macro-economic themes such as growth rates, interest rates, and inflation that inform the Sub-Adviser’s and Futures Trading Adviser’s analysis.

The Fund seeks to achieve its investment objective by allocating its assets approximately 50%/50% equally among two principal strategies:

●	Equity Securities Strategy

●	Futures Trading Strategy

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The Equity Securities Strategy is designed to achieve capital appreciation primarily by selecting exchange-traded funds (“ETFs”) that hold domestic common stocks that are representative of (i) growth stocks, (ii) above-average dividend paying stocks, and (iii) broad market stocks. An example of broad market stocks would be those included in the S&P 500 Index. The Sub-Adviser anticipates allocating the 50% of the portfolio delegated to it under the Equity Securities Strategy as follows: (i) approximately 40% to growth stocks; (ii) approximately 40% to above-average dividend paying stocks; and (iii) approximately 20% to broad market stocks. These percentages will respectively represent approximately 20%, 20%, and 10% of the Fund’s overall holdings. The Fund invests in stocks of issuers of any capitalization. The Sub-Adviser executes its strategy primarily by selecting sector-representative ETFs rather than selecting individual stocks. The Sub-Adviser chooses ETFs based upon relative expenses, manager tenure, liquidity, historical returns, and the volatility of those returns. The Sub-Adviser sells ETFs to rebalance portfolio allocations or when a more-attractive ETF becomes available.

The Futures Trading Strategy is designed to achieve capital appreciation primarily by selecting long and short futures positions generally among U.S. exchange-traded financial futures on: (i) currencies, (ii) debt, and (iii) equities and among U.S. exchange-traded commodity futures on: (i) energy, (ii) metals and (iii) agricultural foodstuffs. A futures contract is a legally binding agreement to buy or sell a standardized asset on a specific date or during a specific month. The Fund gains on long positions when the futures price rises and loses when the futures price falls. The opposite is true for short positions. The Futures Trading Adviser does not have an allocation target among futures and takes an opportunistic approach. The Futures Trading Adviser uses fundamental analysis and technical price-pattern analysis to develop forecasts for the price of financial and commodity futures. It sells a long position and buys back a short position when a price target has been reached, or vice versa.

The Fund executes a portion of its Futures Trading Strategy by investing up to 25% of its total assets (measured at the time of purchase) in a wholly owned and controlled subsidiary (the “Subsidiary”). The Subsidiary is expected to provide the Fund with exposure to certain futures contracts within the limitations of the federal tax requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Subsidiary also invests in short-term U.S. government securities intended to serve as margin or collateral for futures positions. The Fund’s investments will be composed primarily of securities, even when viewing the Subsidiary on a consolidated basis. The Subsidiary, when viewed from a consolidated basis, is subject to the same investment restrictions as the Fund. To the extent the Futures Trading Strategy does not require all assets allocated to it for futures margin, the Sub-Adviser may invest the excess in investment grade and high-quality debt instruments.

The Sub-Adviser and Futures Trading Adviser may engage in frequent trading to achieve the Fund’s investment objective, which may result in turnover in excess of 100%.

Principal Investment Risks.

As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program. Many factors affect the Fund’s net asset value and performance.

The following risks apply to the Fund through its direct investments as well as indirectly through investments in ETFs and the Subsidiary.

●	Management Risk: The Sub-Adviser’s and Futures Trading Adviser’s judgments about the attractiveness, value and potential appreciation or depreciation of a particular instrument in which the Fund invests may prove to be inaccurate and may not produce the desired results. The Adviser’s assessment of the Sub-Adviser’s and Futures Trading Adviser’s investment qualifications may also prove to be inaccurate and may not produce the desired results.

●	Equity Securities Risk: The prices of common stocks can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. Growth stocks and dividend stocks may underperform the market as a whole.

●	Futures Risk: Futures are subject to inherent leverage that magnifies Fund losses. Futures may not provide an effective substitute for their reference asset or index because changes in futures prices may not track those of the underlying reference asset or index.

○	Currency Futures Risk: Foreign currency contracts subject the Fund to currency trading risks that include market risk and country risk. Market risk results from adverse changes in exchange rates. Country risk arises because a government may interfere with transactions in its currency.

○	Debt Futures Risk: Typically, a rise in interest rates causes a decline in the value of debt futures. Current conditions may result in a rise in interest rates, which in turn may result in a decline in the value of the debt futures held by the Fund.

○	Equity Futures Risk: Equity futures are subject to general market risks and may not track the equity indices for which they are intended to serve as substitutes.

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○	Energy Futures Risk: Energy prices may be adversely affected by fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion of fuel sources, interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions.

○	Metals Futures Risk: Precious and industrial metals prices may be susceptible to financial, economic, political or market events, as well as government regulation, impacting the production costs of these metals. Precious metal prices may become volatile when they serve as a substitute for currencies.

○	Agriculture Commodity Futures Risk: Investing in the commodities markets through futures may subject the Fund to greater volatility than investments in traditional securities. Commodity prices may be influenced by unfavorable weather, animal and plant disease, geological and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.

●	ETF Risk: Investments in ETFs may involve duplication of advisory fees and certain other expenses. By investing in an ETF, the Fund becomes a shareholder thereof. As a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the ETFs, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations. If the ETFs fail to achieve their investment objectives, the value of the Fund’s investment will decline, adversely affecting the Fund’s performance. In addition, ETF shares potentially may trade at a discount or a premium and are subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, because the value of ETF shares depends on the demand in the market, the Sub-Adviser may not be able to liquidate the Fund’s holdings in those shares at the most optimal time, adversely affecting the Fund’s performance.

●	Market Risk: The Fund’s investments will decline in value if the price of equities or futures contracts declines. Overall securities or futures market risks may affect the value of individual Fund holdings. Factors such as foreign and domestic economic growth and market conditions, interest rate levels, and political events may adversely affect the equity and fixed income securities markets and futures markets.

Overall investment market risks affect the value of the Fund. Factors such as economic growth and market conditions, interest rate levels, and political events affect the US and international investment markets. Additionally, unexpected local, regional or global events, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; the spread of infectious illnesses or other public health issues (such as the global pandemic coronavirus disease 2019 (COVID-19)); and recessions and depressions could have a significant impact on the Fund and its investments and may impair market liquidity. Such events can cause investor fear, which can adversely affect the economies of nations, regions and the market in general, in ways that cannot necessarily be foreseen.

●	Short Position Risk: Short positions are designed to profit from a decline in the price of particular futures contracts. The Fund will lose value if and when the future’s price rises, a result that is the opposite from traditional mutual funds. Positions in short futures are more risky than “long” positions because the cost of buying back the futures contracts is unknown.

●	Small and Medium Capitalization Stock Risk: The value of small or medium capitalization company stocks may be subject to more abrupt or erratic market movements than larger, more established companies or the market averages in general.

●	Taxation Risk: By investing in certain futures contracts indirectly through the Subsidiary, the Fund will obtain exposure to these contracts within the federal tax requirements that apply to the Fund. However, because the Subsidiary is a controlled foreign corporation, any income received from its investments will be passed through to the Fund as ordinary income, which may be taxed at less favorable rates than capital gains.

●	Turnover Risk: A higher portfolio turnover may result in higher transactional and brokerage costs. The Fund’s turnover rate is expected to be above 100% annually.

●	Wholly Owned Subsidiary Risk: Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders. Your cost of investing in the Fund will be higher because you indirectly bear the expenses of the Subsidiary. The Subsidiary is not registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, and, unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the 1940 Act, such as limits on leverage when viewed in isolation from the Fund.

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Performance

The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Institutional Class shares for each full calendar year since the Fund’s Institutional Class Shares inception. The Investor Class Shares of the Fund have not commenced operations. The performance table compares the performance of the Fund’s Institutional Class shares over time to the performance of a broad-based market index and a supplemental index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Also, class specific annual and semi-annual Shareholder Reports, containing performance and portfolio holdings information are mailed to shareholders; and full financials and shareholder reports are made available to shareholders semi-annually upon request. Updated performance information and daily net asset value per share (“NAV”) is available at no cost by calling toll-free 1-833-462-6344.

Dynamic Alpha Macro Fund

Institutional Class Performance Bar Chart

For Calendar Year Ended December 31

Best Quarter	17.00%	September 30, 2024
Worst Quarter	(7.30)%	December 31, 2024

The Fund’s Institutional Class year-to-date return as of September 30, 2026 was 3.81%.

Performance Table
Average Annual Total Returns

(For periods ended December 31, 2025)

Dynamic Alpha Macro Fund	One Year	Since Inception(1)
Institutional Class Shares Return before taxes	25.36%	20.37%
Institutional Class Shares Return after taxes on distributions(2)	22.31%	17.80%
Institutional Class Shares Return after taxes on distributions and sale of Fund shares(2)	15.20%	14.84%
S&P 500 Total Return Index(3) (reflects no deduction for fees, expenses or taxes)	17.88%	19.62%
Barclay Global Macro Index(4) (reflects no deduction for taxes)	19.62%	13.00%

(1)	The Fund’s Institutional Class Shares commenced operations on July 31, 2023. The Fund’s Investor Class Shares have not commenced operations.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(3)	The S&P 500 Total Return Index is an unmanaged composite of 500 large capitalization companies and includes the reinvestment of dividends. The Index is widely used by professional investors as a performance benchmark for large-cap stocks. Investors cannot invest directly in an index.

(4)	Barclay Global Macro Index is maintained by Barclay Hedge and measures the performance of hedge fund managers who take long and short positions across major capital and derivative markets worldwide. These positions are based on the managers’ views of macroeconomic trends and global events. Investors cannot invest directly in an index.

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Investment Adviser

Advisors Preferred LLC (the “Adviser”)

Sub-Adviser

Dynamic Wealth Group, LLC (the “Sub-Adviser”)

Sub-Adviser Portfolio Managers

Bradley Barrie, CFP® (Certified Financial Planner), ChFC® (Chartered Financial Consultant), Managing Director and Chief Investment Officer of the Sub-Adviser, has served the Fund as a portfolio manager since it commenced operations in 2023. Matt O’Bryon, Portfolio Strategist of the Sub-Adviser has served the Fund as a portfolio manager since 2025.

Futures Trading Adviser

AG Capital Management Partners, L.P.

Futures Trading Adviser Portfolio Manager

Asim Ghaffar, President, Chief Investment Officer and Chief Compliance Officer of the Futures Trading Adviser, has served the Fund as a portfolio manager since it commenced operations in 2023.

Purchase and Sale of Fund Shares

You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange (“NYSE”) is open. You may purchase or redeem Fund shares by written request via mail Dynamic Alpha Macro Fund, c/o Ultimus Fund Solutions, LLC, PO Box 46707, Cincinnati, OH 45246, by wire transfer, by telephone toll-free at 1-(833) 462-6344, or through a financial intermediary. Redemptions by telephone are available unless you decline the telephone redemption privilege on your account application or later remove it in writing. The Fund accepts investments in the following minimum amounts:

	Initial Investment		Subsequent Investment
Class	Regular Account	Retirement Account	Regular Account	Retirement Account
Investor	$5,000	$5,000	$500	$100
Institutional	$5,000	$5,000	$500	$100

The Fund, Adviser or Sub-Adviser may waive any investment minimum.

Tax Information

Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) Plan. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

INVESTMENT OBJECTIVE

The Fund seeks capital appreciation. The Fund’s investment objective may be changed without shareholder approval by the Fund’s Board of Trustees upon written notice to shareholders.

PRINCIPAL INVESTMENT STRATEGIES

The Fund’s Adviser delegates execution of the Fund’s investment strategy to the Sub-Adviser, Dynamic Wealth Group, LLC. and to a Futures Trading Adviser, AG Capital Management Partners, L.P. Dynamic in the Fund’s name is a reference to the active management employed by the Sub-Adviser and Futures Trading Adviser. Alpha in the Fund’s name is a reference to the goal of producing above-market returns, such as exceeding the S&P 500 Index return over a long term investing horizon. Macro in the Fund’s name is a reference to the major macro-economic themes such as growth rates, interest rates, and inflation that inform the Sub-Adviser’s and Futures Trading Adviser’s analysis.

The Fund seeks to achieve its investment objective by allocating its assets approximately equally 50%/50% among two principal strategies:

Equity Securities Strategy

Futures Trading Strategy

The Equity Securities Strategy is designed to achieve capital appreciation primarily by selecting exchange-traded funds (“ETFs”) that hold domestic common stocks that are representative of (i) growth stocks, (ii) above-average dividend paying stocks, and (iii) broad market stocks. An example of broad market stocks would be those included in the S&P 500 Index. The Sub-Adviser anticipates allocating the 50% of the portfolio delegated to it under the Equity Securities Strategy as follows: (i) approximately 40% to growth stocks; (ii) approximately 40% to above-average dividend paying stocks; and (iii) approximately 20% to broad market stocks. These percentages will respectively represent approximately 20%, 20%, and 10% of the Fund’s overall holdings. The Fund invests in stocks of issuers of any capitalization. The Sub-Adviser executes its strategy primarily by selecting sector-representative ETFs rather than selecting individual stocks. The Sub-Adviser chooses ETFs based upon relative expenses, manager tenure, liquidity, historical returns, and the volatility of those returns. The Sub-Adviser sells ETFs to rebalance portfolio allocations or when a more-attractive ETF becomes available.

The Sub-Adviser uses both qualitative and quantitative measures to select ETFs as described in the chart below. The Sub-Adviser takes a flexible approach and may give greater weight to one or more factors depending on market conditions.

Quantitative Measures		Qualitative Measures

Risk: Loss Deviation vs. Standard Deviation, Draw down analysis, Non-Correlation with Causation

Risk Adjusted Returns: Sortino Ratio, Skewness, Upside/Downside Capture Ratio, Sharpe Ratio

Consistency: Rolling analysis of returns, risk, and risk adjusted returns are utilized to help measure consistency & correlation relationships

+

People: Strategies & managers are examined, including culture-“how invested in their strategies are they?”, research capacity, & product development.

Process: The firm & managers are examined to determine consistency in process, along with a logical approach

Purpose: Diversification starts with examining the purpose behind each component, causation for correlation ratios is examined

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The summary of quantitative and qualitative measures above are intended to give a high-level overview of the Sub-Adviser’s process. The following brief definitions are intended to illuminate the nature of the measurement techniques used by the Sub-Adviser. Standard deviation is a measure of volatility of returns, which includes positive and negative returns. Loss deviation is a measure of volatility of only negative returns, whereas standard deviation is a measure of overall volatility. Loss deviation does not take into account deviation of the investment’s positive returns. Draw down measures how severe a loss is by comparing an asset’s peak-to-trough percentage drop. Non-correlation with causation references the examination of the possible reasons for the non-correlation in returns between two investments. This is an attempt to reduce coincidental non-correlation. The Sharpe Ratio is a measure of risk adjusted performance where risk is measured by standard deviation. The Sortino Ratio is also a measure of risk adjusted returns, where risk is measured as downside deviation; and like the Sharpe Ratio, a higher number is better. The Sortino Ratio is a useful way for investors, analysts, and portfolio managers to evaluate an investment’s return for a given level of bad risk. Since this ratio uses the downside deviation as its risk measure, it addresses the problem of using total risk, or standard deviation, as upside volatility is beneficial to investors. Like the Sharpe Ratio, a higher Sortino Ratio is better. When looking at two similar investments, the one with the higher Sortino Ratio is earning more return per unit of bad risk. Upside capture ratio measures an asset’s performance in up markets relative to an index. A value over 100 indicates that an investment has outperformed the index during periods of positive returns for the index. Downside capture ratio measures a strategy’s performance in down markets relative to the index. Skewness measures the magnitude of above-average returns as compared to below-average returns. Consistency in process measures whether a manager evaluates the same variables over time or jumps around from variable to variable.

The Futures Trading Strategy is designed to achieve capital appreciation primarily by selecting long and short futures positions generally among U.S. exchange-traded financial futures on: (i) currencies, (ii) debt, and (iii) equities and among U.S. exchange-traded commodity futures on: (i) energy, (ii) metals and (iii) agricultural foodstuffs. A futures contract is a legally binding agreement to buy or sell a standardized asset on a specific date or during a specific month. The Fund gains on long positions when the futures price rises and loses when the futures price falls. The opposite is true for short positions. The Futures Trading Adviser does not have an allocation target among futures and takes an opportunistic approach. The Futures Trading Adviser uses fundamental analysis and technical price-pattern analysis to develop forecasts for the price of financial and commodity futures as presented in the table below. It sells a long position and buys back a short position when a price target has been reached, or vice versa.

Financial Futures			Commodity Futures
Currencies	Interest Rates	Equity Indices	Energy	Metals	Agriculture

Australian Dollar	Treasury Bond	DJIA	Crude Oil	Gold	Corn
British Pound	10-Year T-Note	S&P 500	Heating Oil	Silver	Wheat
Canadian Dollar	5-Year T-Note	Nasdaq	RBOB Gasoline *	Copper	Soybeans
Euro	2-Year T-Note	Nikkei	Natural Gas	Platinum	Soybean Oil
Japanese Yen	Eurodollars			Palladium	Soybean Meal
Mexican Peso					Live Cattle
Swiss Franc					Lean Hogs
Sugar
Cotton
Cocoa
Coffee

*	RBOB stands for Reformulated Blendstock for Oxygenate Blending, a component that is used to create reformulated gasoline that produces less smog.

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The diagram below provides a representation of the Futures Trading Adviser’s investment process.

Subsidiary

The Fund executes a portion of its Futures Trading Strategy by investing up to 25% of its total assets (measured at the time of purchase) in a wholly owned and controlled subsidiary (the “Subsidiary”). The Subsidiary is expected to provide the Fund with exposure to certain futures contracts within the limitations of the federal tax requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Subsidiary also invests in short-term U.S. government securities intended to serve as margin or collateral for futures positions. The Fund’s investments will be composed primarily of securities, even when viewing the Subsidiary on a consolidated basis. To the extent the Futures Trading Strategy does not require all assets allocated to it for futures margin, the Sub-Adviser may invest the excess in investment grade and high-quality debt instruments.

The Subsidiary invests primarily in futures contracts and short-term U.S. government securities intended to serve as margin or collateral for futures positions. The Subsidiary is subject to the same investment restrictions as the Fund, when viewed on a consolidated basis. By investing in certain futures contracts indirectly through the Subsidiary, the Fund will obtain exposure to those contracts within the federal tax requirements of the Code that apply to the Fund. Subchapter M of the Code requires, among other things, that at least 90% of the Fund’s income be derived from securities or derived with respect to its business of investing in securities (typically referred to as “qualifying income”). Income from certain of the futures contracts in which the Fund invests will not be treated as “qualifying income” for purposes of the 90% income requirement.

To satisfy the 90% income requirement, the Subsidiary will, not less than annually, declare a dividend to the Fund, as the sole shareholder of the Subsidiary, in an amount approximately equal to the total amount of “Subpart F” income (as defined in Section 951 of the Code) generated by or expected to be generated by the Subsidiary’s investments during the fiscal year. Such dividends are “qualifying income” pursuant to Subchapter M (Section 851(b)) of the Code.

Because the Fund may invest a substantial portion of its assets in the Subsidiary, which may hold some of the investments described in this Prospectus, the Fund may be considered to be investing indirectly in some of those investments through its Subsidiary. For that reason, references to the Fund may also include the Subsidiary. The Subsidiary follows the same compliance policies and procedures as the Fund.

The Sub-Adviser and Futures Trading Adviser may engage in frequent trading to achieve the Fund’s investment objective, which may result in turnover in excess of 100%.

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PRINCIPAL INVESTMENT RISKS

There is no assurance that the Fund will achieve its investment objective. The Fund’s share price will fluctuate with changes in the market value of its portfolio investments. When you sell your Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in the Fund. Risks could adversely affect the NAV, total return and the value of the Fund and your investment. The risk descriptions below provide a more detailed explanation of the principal investment risks that correspond to the risks described in the Fund’s “Fund Summary” section of this Prospectus.

The following risks apply to the Fund through its direct investments as well as indirectly through investments in ETFs and the Subsidiary.

●	Management Risk: The Sub-Adviser’s and Futures Trading Adviser’s judgments about the attractiveness, value and potential appreciation or depreciation of a particular instrument in which the Fund invests may prove to be inaccurate and may not produce the desired results. The Adviser’s assessment of the Sub-Adviser’s and Futures Trading Adviser’s investment qualifications may also prove to be inaccurate and may not produce the desired results. Mutual funds and their advisers are subject to restrictions and limitations imposed by the 1940 Act, and the Code that do not apply to the management of individual and institutional accounts. As a result, the Sub-Adviser and Futures Trading Adviser may not achieve the intended result in managing the Fund’s portfolio.

●	Equity Securities Risk: The prices of common stocks can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. Common stock prices in general may decline over short or even extended periods of time. Market prices of securities in broad market segments may be adversely affected by a prominent issuer having experienced losses, lack of earnings, failure to meet the market’s expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates. Growth stocks and dividend stocks may underperform the market as a whole. Growth stocks may be more volatile than the stock market as a whole and can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. Growth stocks also tend to be more expensive relative to their earnings or assets compared to other types of stocks. As a result, growth stocks tend to be sensitive to changes in their earnings and more volatile in price than the stock market as a whole.

●	Futures Risk: Futures are subject to inherent leverage that magnifies Fund losses. Because futures contracts typically require only a small margin payment, the fluctuation of the value of futures in relation to the underlying assets upon which they are based is magnified. Thus, the Fund may experience losses that exceed losses experienced by funds that do not use derivative contracts. Futures may not provide an effective substitute for their reference asset or index because changes in futures prices may not track those of the underlying reference asset or index. Futures exchanges may impose daily or intraday price change limits and/or limit the volume of trading. Additionally, government regulation may further reduce liquidity through similar trading restrictions. There can be no assurance that any particular futures strategy will succeed.

○	Currency Futures Risk: Foreign currency contracts subject the Fund to currency trading risks that include market risk and country risk. Market risk results from adverse changes in exchange rates. Country risk arises because virtually every country has interfered with international transactions in its currency. Interference has taken the form of regulation of the local exchange market, restrictions on foreign investment by residents or limits on inflows of investment funds from abroad. Restrictions on the exchange market or on international transactions are intended to affect the level or movement of the exchange rate.

○	Debt Futures Risk: Typically, a rise in interest rates causes a decline in the value of debt futures. Current conditions may result in a rise in interest rates, which in turn may result in a decline in the value of the debt futures held by the Fund. If the U.S. Federal Reserve’s Federal Open Market Committee (“FOMC”) raises the federal funds interest rate target, interest rates across the U.S. financial system may rise. However, the magnitude of rate changes across maturities and borrower sectors is uncertain. Rising rates may decrease liquidity and increase volatility, which may make portfolio management more difficult and costly to the Fund and its shareholders.

○	Equity Futures Risk: Equity futures are subject to general market risks and may not track the equity indices for which they are intended to serve as substitutes. Equity futures are susceptible to volatile increases and decreases in value. Equity futures held by the Fund may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors affecting securities markets generally, the equity securities of a particular sector, or a particular company.

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○	Energy Futures Risk: Energy prices may be adversely affected by fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions. Various governmental authorities have the power to enforce compliance with regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of energy prices.

○	Metals Futures Risk: Precious and industrial metals prices may be susceptible to financial, economic, political or market events, as well as government regulation, impacting the production costs of these metals. Precious metal prices may become volatile when they serve as a substitute for currencies. Supplies of certain metals are concentrated in only a few countries such as Australia and South Africa, the governments of which may pass laws or regulations limiting metal investments for strategic or other policy reasons.

○	Agriculture Commodity Futures Risk: Investing in the commodities markets through futures may subject the Fund to greater volatility than investments in traditional securities. Commodity prices may be influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions. Changes in inflation or commodity-specific production costs, or sectors affecting a particular industry may produce unexpected jumps in commodity prices.

●	ETF Risk: ETFs are subject to investment advisory or management and other expenses, which will be indirectly paid by the Fund. As a result, your cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange. ETF shares may trade at a discount or a premium in market price if there is a limited market in such shares. ETFs are also subject to brokerage and/or other trading costs, which could result in greater expenses to the Fund. Because the value of ETF shares depends on the demand in the market, the Sub-Adviser may not be able to liquidate the Fund’s holdings at the most optimal time, adversely affecting performance.

○	Net Asset Value and Market Price Risk: The market value of ETF shares may differ from their NAV. This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying holdings. Accordingly, there may be times when an ETF shares trade at a premium or discount to its NAV.

○	Strategy Risk: Each ETF is subject to specific risks, depending on the nature of its investment strategy. These risks could include liquidity risk and sector risk.

○	Tracking Risk: ETFs in which the Fund invests will not be able to replicate exactly the performance of any indices or prices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities or derivatives. In addition, the index-tracking ETFs will incur expenses not incurred by their applicable indices. Certain securities comprising an index may, from time to time, temporarily be unavailable, which may further impede the ETF’s ability to track an index.

●	Market Risk: Securities and futures prices can be volatile. In other words, prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. The NAV of the Fund will fluctuate based on changes in the value of the securities and futures in which the Fund invests. The Fund invests, directly or indirectly, in securities and futures, which may be more volatile and carry more risk than some other forms of investment. Market prices of securities and futures may be adversely affected by price trends in interest rates, exchange rates or other factors. Overall securities market risks may affect the value of individual Fund holdings. Factors such as foreign and domestic economic growth and market conditions, interest rate levels, and political events may adversely affect the equity and futures markets.

For example, the COVID-19 global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. COVID-19 negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Any such impact from a similar worldwide outbreak could adversely affect the Fund’s performance and the performance of the securities in which the Fund invests. During an outbreak, the Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns.

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Market events such as these and other types of market events may cause significant declines in the values and liquidity of many securities and other instruments, and significant disruptions to global business activity and financial markets. Turbulence in financial markets, and reduced liquidity in equity, credit and fixed-income markets may negatively affect many issuers both domestically and around the world, and can result in trading halts, any of which could have an adverse impact on the Fund. During periods of market volatility, security prices (including securities held by the Fund) could change drastically and rapidly, and therefore adversely affect the Fund.

●	Short Position Risk: Short positions are designed to profit from a decline in the price of particular futures contracts. The Fund will lose value if and when the future’s price rises, a result that is the opposite from traditional mutual funds. The Fund will engage in taking short futures positions which is significantly different from the investment activities commonly associated with conservative stock funds. Positions in short futures are more risky than “long” positions because the cost of buying back the futures contracts is unknown. Therefore, the potential loss on an uncovered short is unlimited, whereas the potential loss on long positions is limited to the original purchase price.

●	Small and Medium Capitalization Stock Risk: The value of small or medium capitalization company stocks may be subject to more abrupt or erratic market movements than larger, more established companies or the market averages in general. The earnings and prospects of small and medium sized companies are more volatile than larger companies and may experience higher failure rates than larger companies. Small and medium sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures and may have limited markets, product lines, or financial resources and lack management experience.

●	Taxation Risk: By investing in certain futures contracts indirectly through the Subsidiary, the Fund will obtain exposure to certain futures within the federal tax requirements that apply to the Fund. The Subsidiary is classified as a controlled foreign corporation for U.S. tax purposes. Typically, any gains or losses from trading in Section 1256 futures contracts, such as exchange-traded commodity futures contracts, are taxed 60% as long-term capital gains/losses and 40% short term capital gains/losses. However, because the Subsidiary is a controlled foreign corporation any income received from its investments will be passed through to the Fund as ordinary income.

●	Turnover Risk: A higher portfolio turnover rate may result in higher transactional and brokerage costs associated with the turnover which may reduce the Fund’s return unless the securities traded can be bought and sold without corresponding commission costs.

●	Wholly Owned Subsidiary Risk: Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and Subsidiary, respectively, are organized, could result in the inability of the Fund and/or Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns. The Subsidiary is not registered under the 1940 Act and, unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the 1940 Act. The Fund, by investing in the Subsidiary when viewed in isolation from the Fund, will not have all of the protections offered to investors in registered investment companies with respect to Sections 8 and 18 (regarding investment policies, capital structure and leverage), Section 15 (regarding investment advisory contracts) and Section 17 (regarding affiliated transactions and custody). However, the Fund wholly owns and controls the Subsidiary, and is overseen by the Adviser, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund or its shareholders. The Fund’s Board has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as the sole shareholder of the Subsidiary.

Liquidity Program

The Fund may participate in the ReFlow Fund, LLC (“ReFlow”) liquidity program, which is designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. Pursuant to the program, ReFlow provides participating mutual funds with a source of cash to meet net shareholder redemptions by standing ready each business day to purchase Fund shares up to the value of the net shares redeemed by other shareholders that are to settle the next business day. Following purchases of Fund shares, ReFlow then generally redeems those shares when the Fund experiences net sales, at the end of a maximum holding period determined by ReFlow (currently 28 days) or at other times at ReFlow’s discretion. While ReFlow holds Fund shares, it will have the same rights and privileges with respect to those shares as any other shareholder. ReFlow will periodically redeem its entire share position in the Fund and request that such redemption be met in kind in accordance with the Fund’s redemption in kind policies described under “HOW TO REDEEM SHARES” below. For use of the ReFlow service, the Fund pays a fee to ReFlow each time it purchases Fund shares, calculated by applying to the purchase amount a fee rate determined through an automated daily auction among participating mutual funds. The minimum fee rate is 0.25% of the value of the Fund shares purchased by ReFlow although the Fund may submit a bid at a higher fee rate if it determines that doing so is in the best

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interest of Fund shareholders. ReFlow’s purchases of Fund shares through the liquidity program are made on an investment-blind basis without regard to the Fund’s objective, policies, or anticipated performance. ReFlow purchases will not be subject to any investment minimum applicable to such shares. Investments in the Fund by ReFlow in connection with the ReFlow liquidity program are not subject to the market timing limitation or fees described in “FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES” below. The investment Adviser and Sub-Adviser believe that the program assists in stabilizing the Fund’s net assets to the benefit of the Fund and its shareholders. To the extent a Fund’s net assets do not decline, the investment Adviser and Sub-Adviser may also benefit.

Temporary Investments

To respond to adverse market, economic, political, or other conditions, the Fund may invest 100% of its total assets, without limitation, in high-quality short-term debt securities and money market instruments. The Fund may be invested in these instruments for extended periods, depending on the Sub-Adviser’s and Futures Trading Adviser’s assessment of market conditions. These short-term debt securities and money market instruments may include shares of other mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements. While the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited. Furthermore, to the extent that the Fund invests in money market mutual funds for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market funds’ advisory and operational fees. The Fund may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

Fund Holdings Disclosure

A description of the Fund’s policies regarding the release of Fund holdings information is available in the Fund’s Statement of Additional Information (“SAI”). Shareholders may request Fund holdings schedules at no charge by calling toll-free 1-833-462-6344.

Fund Proxy Voting Disclosures

The actual voting records relating to portfolio securities of the Fund during the most recent 12-month period ended June 30 are available without charge, upon request, by calling toll free 1-833-462-6344.

The information is available on the Fund’s website at https://www.advisorspreferred.com/dynamic-wealth or on the SEC’s website at www.sec.gov. In addition, a copy of the Trust’s proxy voting policies and procedures are also available by calling toll free 1-833-462-6344 and will be sent within three business days of receipt of a request.

Tailored Shareholder Disclosure

The Fund’s annual and semi-annual Tailored Shareholder Reports are available without charge, upon request, by calling toll free 1-833-462-6344. The information is available on the Fund’s website at https://www.advisorspreferred.com/dynamic-wealth or on the SEC’s website at www.sec.gov.

Cybersecurity

The computer systems, networks and devices used by the Fund and its service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Fund and its service providers, systems, networks, or devices potentially can be breached. The Fund and shareholders could be negatively impacted as a result of a cybersecurity breach. Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shutdown, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact the Fund’s business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate NAV; impediments to trading; the inability of the Fund, the Adviser, the Sub-Adviser, the Futures Trading Adviser and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the Fund invests; counterparties with which the Fund engages in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for the Fund’s shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.

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MANAGEMENT

Investment Adviser

Advisors Preferred LLC (“Advisors Preferred”), 2273 Research Blvd., Suite 350, Rockville, MD 20850, serves as investment adviser to the Fund. Subject to the authority of the Board of Trustees, Advisors Preferred is responsible for management of the Fund’s investments directly or through a Sub-Adviser and/or Futures Trading Adviser. Advisors Preferred is responsible for assuring the Fund’s investments are selected according to the Fund’s investment objective, policies, and restrictions. Advisors Preferred was formed in 2011 and commencing 2012, provides investment advisory services to mutual funds. As of June 30, 2026, the Adviser had approximately $1.8 billion in assets under management. Pursuant to an advisory agreement between the Fund and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 1.50% of the Fund’s average daily net assets.

Sub-Adviser

Dynamic Wealth Group, LLC, located at 3225 McLeod Drive, Suite 100, Las Vegas, NV 89121 was formed to provide investment management services to mutual funds. As of June 30, 2026, it had over $245 million in assets under management. The Sub-Adviser is entitled to receive from the Adviser (not the Fund), a monthly fee based on Fund assets sub-advised.

Sub-Adviser Portfolio Managers

Bradley Barrie, CFP®, ChFC®, is a co-founder of Dynamic Wealth Group, LLC, and serves as Managing Director and Chief Investment Officer, overseeing portfolio creation and management of its Dynamic Alpha Solutions’ Multi-Dimensional Asset Allocation models. Mr. Barrie has served the Sub-Adviser in these roles since its formation in March 2023. Before co-founding the Sub-Adviser, Mr. Barrie founded Dynamic Alpha Group, Inc. in 2017, which focused on assisting financial advisors with all aspects of financial planning, including investment portfolio creation and management. From 1998 to 2017, Mr. Barrie held various positions at Ameriprise Financial, LLC, including: financial advisor, private wealth advisor, manager & acting field vice president, and compliance officer.

Outside of his professional career, Mr. Barrie is committed to philanthropy and community involvement. In 2017, he received the Philanthropist of the Year award from the Amita Health Foundation. In addition, he founded The Alliance Foundation, a public 501(c)(3) organization dedicated to helping individuals achieve prosperity through programs that address food, shelter, and emotional support. Mr. Barrie also serves on the boards of several non-profit organizations.

Mr. Barrie holds a Bachelor of Science in Mathematics and Economics from Rockford University.

Matthew O’Bryon, CIMA®, supports the day-to-day management, portfolio allocation, and overall investment strategy. He also serves as Portfolio Specialist for Dynamic Alpha Solutions, a position held since October 2022, supporting portfolio design and advisor implementation within the firm’s Multi-Dimensional Asset Allocation models.

Mr. O’Bryon began his career in 2008 as a founding member of Stratos Wealth Partners, later helping launch its internal asset management arm, Stratos Wealth Management Group (now Fundamentum), where he served as Lead Portfolio Manager and helped grow assets to more than $350 million. He subsequently served as Managing Partner and Chief Investment Officer at Landing Point Financial Group, from April 2016 to September 2022 overseeing investment strategy, research, and trading operations.

With over 17 years of industry experience, Mr. O’Bryon brings deep expertise in investment research, portfolio construction, and advisor support. He holds the Certified Investment Management Analyst® (CIMA®) designation and a Series 66 license.

Futures Trading Adviser

AG Capital Management Partners, L.P., located at 75 State St., Suite 100, Boston, MA 02109 was formed as a Delaware limited partnership April 2, 2020, to provide futures-related investment management services to individuals and pooled investment vehicles. The Futures Trading Adviser is registered as a Commodity Trading Advisor (“CTA”) and Commodity Pool Operator (“CPO”) with the Commodity Futures Trading Commission (“CFTC”). As of June 30, 2026, it had $207 million in assets under management. The Futures Trading Adviser is entitled to receive from the Adviser (not the Fund), a monthly fee based on Fund assets advised.

Futures Trading Adviser Portfolio Manager

Asim Ghaffar has served as the President, Chief Investment Officer and Chief Compliance Officer of AG Capital Management Partners, L.P. since its formation in April 2020. Previously, Mr. Ghaffar held the same positions at the Futures Trading Adviser’s predecessor firm, AG Capital Investments, LLC since its founding in 2014.

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Mr. Ghaffar has extensive experience in economics, investment consulting, futures trading and risk management. He began his career as an economics and business consulting analyst at Charles River Associates, followed by a stint as a strategy consultant at Bain & Company before pursuing a master’s in business administration degree from the Massachusetts Institute of Technology Sloan School of Management.

Post MBA, he advised foundations, universities, private clients, and insurance groups in the US, ranging in assets under management from $100 million to $20 billion as an investment consultant for Cambridge Associates, LLC. Mr. Ghaffar then worked as an investment director at John Hancock Investments (JHI), an investment management firm. In this role, he managed JHI’s absolute return liquid alternative investment products.

In addition to having an MBA from the MIT Sloan School of Management, Mr. Ghaffar earned a Bachelor of Arts in Economics from Dartmouth College.

A discussion regarding the basis for the Trustees’ approval of the advisory agreement, sub-advisory agreement, and futures trading agreement is available in the Fund’s annual shareholder report for the fiscal year ended June 30, 2026, which is included in the Fund’s form N-CSR. The Fund’s SAI provides additional information about the portfolio managers’ compensation structure, other accounts managed and ownership of shares of the Fund.

INVESTMENT SUBSIDIARY

The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary is a company organized under the laws of the Cayman Islands and is overseen by its own board of directors who are officers of the Fund. The Fund is the sole shareholder of the Subsidiary, and it is not currently expected that shares of the Subsidiary will be sold or offered to other investors. If, at any time, the Subsidiary proposes to offer or sell its shares to any investor other than the Fund, you will receive 60 days’ prior notice of such offer or sale.

The Adviser delegates investment responsibility to the Futures Trading Adviser. Pursuant to an investment advisory agreement between the Adviser and the Subsidiary, the Adviser manages the affairs of the Subsidiary directly or through the Futures Trading Adviser. Pursuant to a futures trading agreement between the Adviser and the Futures Trading Adviser, the Futures Trading Adviser executes the futures related investment program of the Subsidiary. Under these agreements, the Adviser and Futures Trading Adviser provide the Subsidiary with the same type of management services, under the same terms, as are provided to the Fund, except that the Adviser and Futures Trading Adviser receive no fee. These agreements provide for automatic termination upon the termination of the advisory or futures trading agreement with respect to the Fund. The Subsidiary has also entered into separate contracts for the provision of custody and transfer agency services with the same service providers that provide those services to the Fund.

The Subsidiary also bears the fees and expenses incurred in connection with the custody, transfer agency and audit services that it receives. The Fund expects that the expenses borne by the Subsidiary will not be material in relation to the value of the Fund’s assets. It is also anticipated that the Fund’s own expense will be reduced to some extent as a result of the payment of such expenses at the Subsidiary level. It is therefore expected that any duplicative fees for similar services provided to the Fund and Subsidiary will not be material.

The Subsidiary is managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Fund. As a result, the Sub-Adviser is subject to the same investment policies and restrictions that apply to the management of the Fund, and, in particular, to the requirements relating to leverage, liquidity, brokerage, and the timing and method of the valuation of the Subsidiary’s Fund investments and shares of the Subsidiary, when viewing the Fund and the Subsidiary on a consolidated basis. These policies and restrictions are described in detail in the Fund’s SAI. The Fund’s Chief Compliance Officer oversees implementation of the Subsidiary’s policies and procedures and makes periodic reports to the Fund’s Board regarding the Subsidiary’s compliance with its policies and procedures.

On an aggregate basis with the Fund, the Subsidiary complies with the provisions of the 1940 Act in Sections 8 and 18 (regarding investment policies, capital structure and leverage); the Adviser and Sub-Adviser to the Subsidiary, are SEC-registered and each complies with the provisions of the 1940 Act in Section 15 (regarding investment advisory contracts) and the Subsidiary complies with the provisions of the 1940 Act in Section 17 (regarding affiliated transactions and custody) and employs the same custodian as the Fund.

The financial statements of the Subsidiary are consolidated in the Fund’s financial statements which are included in the Fund’s annual and semi-annual reports. The Fund’s annual and semi-annual reports are available upon on the Fund’s website https://www.advisorspreferred.com/dynamic-wealth, and copies of the reports are provided without charge upon request as indicated on the back cover of this Prospectus. Please refer to the SAI for additional information about the organization and management of the Subsidiary.

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HOW SHARES ARE PRICED

Shares of the Fund are sold at NAV. The NAV of the Fund is determined at close of regular trading (normally 4:00 p.m. Eastern Time) on each day the NYSE is open for business. NAV is computed by determining, on a per class basis, the aggregate market value of all assets of the Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV). The NYSE is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The NAV takes into account, on a per class basis, the expenses and fees of the Fund, including management, administration, and distribution fees, which are accrued daily. The determination of NAV for a share class for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, the Fund’s securities are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid ask prices on such exchanges. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. Securities that are not traded or dealt in any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the-counter market. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.

If market quotations are not readily available, securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. Fair value pricing involves subjective judgments, and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. The Board has delegated execution of these procedures to a fair value team composed of one or more officers from each of the (i) Trust, (ii) administrator, and (iii) Adviser and/or a sub-advisor. The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

The Fund may use independent pricing services to assist in calculating the value of the Fund’s securities. In addition, market prices for foreign securities are not determined at the same time of day as the NAV for the Fund. Because the Fund may invest in underlying ETFs which may hold portfolio securities primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares, the value of some of the Fund’s portfolio securities may change on days when you may not be able to buy or sell Fund shares.

In computing the NAV, the Fund values foreign securities held by the Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of a security in the Fund’s portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund prices its shares, the security will be valued at fair value. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the fair value team may need to price the security using the Fund’s fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short term traders. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine NAV, or from the price that may be realized upon the actual sale of the security.

With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies registered under the 1940 Act, the Fund’s NAV is calculated based upon the NAVs of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

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HOW TO PURCHASE SHARES

Share Classes: This Prospectus describes two classes of shares offered by the Fund: Investor Class and Institutional Class. The Fund offers these classes of shares so that you can choose the class that best suits your investment needs. Refer to the information below so that you can choose the class that best suits your investment needs. The main differences between each class are investment minimums and ongoing fees. For information on ongoing distribution fees, see the section entitled Distribution Fees in this Prospectus. Each class of shares in the Fund represents interest in the same portfolio of investments within the Fund. There is no investment minimum on reinvested distributions, and the Fund may change investment minimums at any time. The Fund, Adviser, and Sub-Adviser may each waive investment minimums at their individual discretion. Not all share classes may be available for purchase in all states.

Factors to Consider When Choosing a Share Class: When deciding which class of shares of the Fund to purchase, you should consider your investment goals, present and future amounts you may invest in the Fund, and the length of time you intend to hold your shares. To help you make a determination as to which class of shares to buy, please refer back to the examples of the Fund’s expenses over time in the Fees and Expenses of the Fund section in this Prospectus. You also may wish to consult with your financial adviser for advice with regard to which share class would be most appropriate for you.

Investor Class Shares: Investor Class shares of the Fund are offered at their NAV without an initial sales charge. This means that 100% of your initial investment is placed into shares of the Fund. Investor Class shares pay up to 0.25% on an annualized basis of the average daily net assets as reimbursement or compensation for service and distribution-related activities with respect to the Fund and/or shareholder services. Over time, fees paid under this distribution and service plan will increase the cost of an Investor Class shareholder’s investment and may cost more than other types of sales charges. Investor Class Shares are currently not available for purchase.

Institutional Class Shares: Institutional Class shares of the Fund are offered at their NAV without an initial sales charge. This means that 100% of your initial investment is placed into shares of the Fund.

Minimum and Additional Investment Amounts: Except as noted below, the minimum initial and subsequent investment by class of shares is:

	Initial Investment		Subsequent Investment
Class	Regular Account	Retirement Account	Regular Account	Retirement Account
Investor	$5,000	$5,000	$500	$100
Institutional	$5,000	$5,000	$500	$100

The Fund, Adviser, and Sub-Adviser may each waive investment minimums at their individual discretion. There is no minimum investment requirement when you are buying shares by reinvesting dividends and distributions from the Fund.

Purchasing Shares: The Fund reserves the right, in its sole discretion, to suspend the offering of shares or to reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Fund. Subject to the Board’s discretion, the Adviser and Sub-Adviser will monitor the Fund’s total assets and may decide to close the Fund to new investments or to new accounts due to concerns that a significant increase in the size of the Fund may adversely affect the implementation of the Fund’s strategy.

If the Fund closes to new investments, generally the Fund would be offered only to certain existing shareholders of the Fund and certain other persons, including (a) fee-based advisory model programs or financial advisors who manage fee-based wrap accounts that systematically trade in and out of the Fund based on model portfolio allocations; (b) persons who already hold shares of the Fund directly or through accounts maintained by financial intermediaries; (c) existing and future clients of registered investment advisers and planners whose clients already hold shares of the Fund on transaction fee and non-transaction fee platforms; (d) employees of the Adviser and/or the Sub-Adviser and their spouses, parents and children; (e) Trustees of Advisors Preferred Trust; and (f) defined contribution retirement plans of private employers and governed by ERISA or of state and local governments.

Except as otherwise noted, these restrictions apply to investments made directly with the Fund through its transfer agent, investments made indirectly through financial institutions and investments made indirectly through financial intermediaries. Once an account is closed, additional investments will not be accepted unless you are one of the investors listed above. Investors may be required to demonstrate eligibility to purchase shares of the Fund before an investment is accepted. Fund management reserves the right to (i) make additional exceptions that, in its judgment, do not adversely affect its ability to manage the Fund, (ii) reject any investment or refuse any exception, including those detailed above, that it believes will adversely affect its ability to manage the Fund, and (iii) close and re-open the Fund to new or existing shareholders at any time.

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Initial Purchase Methods: To open an account, you must submit a completed New Account Application in good order. Initial investments may be funded via federal funds wire transfer, Automated Clearing House (ACH), or check drawn on a U.S. financial institution. The Fund offers its shares at the NAV next determined after an order is received in good order on a Business Day. The Fund reserves the right to reject any purchase order or payment method at its sole discretion.

Purchase by Mail: You may purchase shares of the Fund by sending a completed application form to the following address:

Regular Mail Dynamic Alpha Macro Fund c/o Ultimus Fund Solutions, LLC PO Box 46707 Cincinnati, OH 45246	Express/Overnight Mail Dynamic Alpha Macro Fund c/o Ultimus Fund Solutions, LLC 225 Pictoria Dr, Suite 450 Cincinnati, OH 45246

The Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares. Applications sent by mail should be accompanied by a check drawn on a U.S. bank, thrift institution, or credit union in U.S. funds for the full amount of the shares to be purchased, unless the initial investment is funded by wire transfer or ACH as described in this section. After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address. Make all checks payable to the Fund. The Fund generally does not accept cash equivalents for the purchase of shares, including, but not limited to cash, cashier’s checks, bank official checks, certified checks, bank money orders, third-party checks (except for properly endorsed IRA transfer and rollover checks), counter checks, starter checks, traveler’s checks, money orders, credit card checks, cryptocurrency, or payments drawn on non-U.S. financial institutions. Redemptions of Shares of the Fund purchased by check may be subject to a hold period until the check has been cleared by the issuing bank. To avoid such holding periods, Shares may be purchased through a broker or by wire, as described in this section.

Purchase by Wire: If you wish to wire money to make an investment in the Fund, please call the Fund toll-free at 1-833-462-6344 for wiring instructions and to notify the Fund that a wire transfer will be sent. Any commercial bank can transfer same-day funds via wire. The Fund will generally credit investments made by wire on the business day the funds are received by the Fund’s designated bank, provided they are received prior to the close of regular trading on the New York Stock Exchange (NYSE) (typically 4:00 p.m. Eastern Time). Your bank may charge a fee for same-day wire transfers. The Fund is not responsible for any delays in the receipt of wired funds due to the actions of the transmitting or receiving bank, or the Federal Reserve wire system.

Returned Check/NSF Fee: If your check or electronic payment does not clear, you will be responsible for any loss or expense incurred by the Fund or its Transfer Agent, as well as any applicable fees. A $25 fee will be charged to defray bank charges and processing costs associated with the returned payment. The Fund reserves the right to redeem shares from your account to cover any unpaid amounts.

For shareholder account funds and/or transfers into the Fund, the Fund may accept securities in lieu of cash at the discretion of the Adviser or Sub-Adviser. There may be blackout periods such as near the end of a fiscal quarter or other holding or reporting periods where the Adviser or Sub-Adviser may refuse to accept securities into the Fund from new or existing Shareholders. Any tax issues resulting from the exchange of securities into the Fund in lieu of cash are the responsibility of the shareholder.

Automatic Investment Plan (“AIP”): Shareholders may purchase shares through an Automatic Investment Plan (“AIP”), which provides for regular, periodic purchases in accordance with the shareholder’s instructions and the transfer agent’s procedures. With the shareholder’s authorization, the transfer agent will process AIP purchases in the amount and frequency selected by the shareholder. There is no minimum investment amount required to participate in the AIP. Shareholders may change or terminate AIP instructions at any time by contacting the transfer agent. Only bank accounts maintained at U.S. financial institutions may be used. The Fund and/or the transfer agent may modify, suspend, or terminate the AIP at any time. Please contact the Fund toll-free at 1-833-462-6344 for more information about the Fund’s Automatic Investment Plan.

Purchase through Brokers: You may invest in the Fund through brokers or agents who have entered into selling agreements with the Fund’s distributor. The brokers and agents are authorized to receive purchase and redemption orders on behalf of the Fund. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or its designee receives the order. The broker or agent may set their own initial and subsequent investment minimums. You may be charged a fee if you use a broker or agent to buy or redeem shares of the Fund. Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from the Fund. You should carefully read the program materials provided to you by your servicing agent.

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Initial and Subsequent Purchases by ACH: ACH may be used for both initial and subsequent investments. To establish ACH instructions, shareholders must provide the required banking information on the Account Application (or other documentation acceptable to the Fund or its transfer agent). A voided check or other form of bank account verification acceptable to the Fund or its transfer agent is required to verify the designated bank account and its ownership.

Bank Account Requirements: The designated bank account must be maintained at a U.S. financial institution. At least one registered owner of the Fund account must be an owner of the designated bank account, and the ownership information on the bank account must be sufficiently consistent with the registration of the Fund account. ACH transfers initiated from a bank account for which no registered owner of the Fund account is an owner will not be accepted.

Right to Reject/Good Order: The Fund and its transfer agent reserve the right to reject any ACH purchase request that is not received in “good order.” A request is in “good order” when all required information, authorizations, and documentation have been received in proper form and are acceptable to the Fund or its transfer agent.

Payment for Shares and Good Funds Policy: The Fund accepts payment for shares by check, Automated Clearing House (“ACH”) transfer, or wire transfer. Payments made by check or ACH may be subject to a collection period to ensure that the payment has cleared and is received in good funds. If you redeem shares shortly after purchasing them by check or ACH, the Fund may delay sending the redemption proceeds for up to 10 business days, or longer if necessary, to allow the purchase payment to clear. This collection period does not apply to purchases made by wire transfer, which are generally considered good funds upon receipt. If a check or ACH payment does not clear, the purchase may be cancelled.

When Order is Processed: Investor Class and Institutional Class shares can be purchased at the NAV per share next determined after the Fund receives your application or request in good order. All requests received in good order by the Fund before the close of regular trading on the NYSE (normally 4:00 p.m. (Eastern Time)) on each day the NYSE is open for business will be processed on that same day. Requests received after the close of regular trading on the NYSE will be processed on the next business day.

Purchases in Good Order: A purchase request will be considered to be “Good Order” if it includes:

●	A completed purchase application (for new accounts); or investment stub; and

●	The exact dollar amount of the investment; and

●	Payment in U.S. dollars, to the “Dynamic Alpha Macro Fund”

Requests that are incomplete, unclear, or submitted without the required documentation may be delayed or rejected. The Fund and its transfer agent are not responsible for delays or losses due to requests that are not received in good order.

Good order means that your purchase (whether direct or through a financial intermediary) is complete and contains all necessary information; has all supporting documentation (such as trust documents, beneficiary designations, proper signature guarantees, IRA rollover forms, etc.); and is accompanied by sufficient purchase proceeds. An Account Application that is sent to the Fund’s transfer agent does not constitute a purchase order until the transfer agent processes the Account Application and receives correct payment by check or wire transfer.

Retirement Plans: You may purchase shares of the Fund for your individual retirement plans. Please call the Fund toll-free at 1-833-462-6344 for the most current listing and appropriate disclosure documentation on how to open a retirement account.

Account Statements and Transaction Confirmations: You will receive periodic account statements summarizing all account activity, including purchases, redemptions, and any reinvested dividends or capital gains. A transaction confirmation will be sent for each financial transaction in your account, except for transactions that occur on a recurring basis, such as purchases through the Automatic Investment Plan and dividend and capital gain distributions, which will appear on your periodic account statement. You must contact the Fund in writing regarding any errors or discrepancies within 60 days after the date of the statement or confirmation that first reflects the transaction. The Fund may deny your ability to refute a transaction if it does not hear from you within this 60-day period.

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Customer Identification Program (CIP) and Anti-Money Laundering (AML) Disclosure

Important Information About Procedures for Opening a New Account

To help the government fight the funding of terrorism and money laundering activities, federal law requires financial institutions, including mutual funds, to obtain, verify, and record information that identifies each person or entity that opens an account, to the extent reasonable and practicable. This notice is provided in accordance with the USA PATRIOT Act of 2001 and the regulations issued thereunder.

What this means for you: When you open an account, the Fund and/or its agents (including the Transfer Agent) will request your name, residential or business street address, date of birth (for individuals), and an identification number, such as a Social Security Number or Taxpayer Identification Number (“TIN”) and may request other information that will allow the Fund to identify you. A P.O. Box is not sufficient and will not be accepted as a primary residential or business street address, although it may be used as a mailing address. For legal entities, the Fund may require documentation verifying the legal existence of the entity and, as required by applicable law, identifying and verifying the identity of beneficial owners and/or control persons. The Fund may also request to see a driver’s license, passport, or other identifying documents. The Fund may also check customer information against government lists, as required or permitted by applicable law. The Fund will retain records of the information used to verify identity in accordance with applicable law.

Verification Process: The Fund and/or its agents reserve the right to:

●	Refuse to open an account or delay the processing of a purchase order if the required information is not provided;

●	Restrict transactions, close an account, or take other steps if identity cannot be verified within a reasonable timeframe; and/or

●	Take any other action required or permitted by applicable law, including freezing an account or its assets.

If an account is closed because identity cannot be verified, shares will be redeemed at the next calculated net asset value (“NAV”) following the closure (or as otherwise permitted by applicable law). To the extent permitted by applicable law, the Fund, the Transfer Agent, and their respective affiliates and agents will not be liable for any loss, including market fluctuations, resulting from delays, restrictions, or account closures related to this verification process.

Rights Reserved by the Funds: The Fund and its agents reserve the right at any time to: (i) reject or cancel all or any part of any purchase or exchange order; (ii) modify any terms or conditions related to the purchase, redemption or exchange of shares of any Fund; (iii) reject or cancel any request to establish an Automatic Investment Plan (“AIP”) or Systematic Withdrawal Plan (“SWP”); (iv) suspend, change or withdraw all or any part of the offering made by this Prospectus.

HOW TO REDEEM SHARES

Redeeming Shares by Mail: You may redeem all or any portion of the shares credited to your account by submitting a written request for redemption to:

Regular Mail Dynamic Alpha Macro Fund c/o Ultimus Fund Solutions, LLC PO Box 46707 Cincinnati, OH 45246	Express/Overnight Mail Dynamic Alpha Macro Fund c/o Ultimus Fund Solutions, LLC 225 Pictoria Dr, Suite 450 Cincinnati, OH 45246

Redemptions by Telephone: You may redeem Fund shares by calling 1-833-462-6344. The telephone redemption privileges are automatically available for new accounts. If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Fund and instruct it to remove this privilege from your account.

Telephone instructions, if received in good order before the applicable cut-off time, will be processed at the Fund’s next determined net asset value (“NAV”). Redemption proceeds will be sent promptly to your address of record by check or to your bank account of record by ACH or wire transfer. Telephone redemptions are generally limited to $50,000 per account. Requests for amounts above this limit must be submitted in writing and must include a Medallion Signature Guarantee.

During periods of heavy market activity or other unusual conditions, you may experience difficulty reaching the Fund or its Transfer Agent. Please allow additional time to place your transaction. The Fund or its Transfer Agent will not be held liable for any loss if you are unable to reach them to confirm a telephone transaction.

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The Fund and its Transfer Agent use reasonable procedures to verify the authenticity of telephone instructions. These may include requiring an account number, a personal identification number (PIN) if applicable, recording of calls, and/or written confirmations. If these procedures are followed, neither the Fund nor its transfer agent will be responsible for any loss, liability, cost, or expense arising from unauthorized or fraudulent telephone instructions.

If you own an IRA, you will be asked to make an election regarding federal and applicable state income tax withholding at the time of a redemption.

For your protection, telephone redemptions may be restricted for 30 calendar days following a change of address or banking information. The Fund may also require a signature guarantee or other documentation for certain transactions.

The Fund reserves the right to modify, suspend, or terminate the telephone transaction privilege at any time, with or without notice.

Redemptions through Broker: If shares of the Fund are held by a broker-dealer, financial institution, or other servicing agent, you must contact that servicing agent to redeem shares of the Fund. The servicing agent may charge a fee for this service.

Redemptions by Wire: a fee of $15 will be charged for each wire transfer of redemption proceeds. This fee will be deducted directly from your account and is subject to change without notice. Your bank or any intermediary institution may also charge a separate fee for receiving the wire. The Fund and its transfer agent are not responsible for any delays or additional fees imposed by the receiving bank or any intermediary institution.

Federal and State Income Tax Withholding (IRAs and Other Retirement Accounts): Distributions from IRAs and other retirement accounts may be subject to federal income tax withholding and, where applicable, state income tax withholding. Federal income tax generally will be withheld from IRA distributions unless you elect otherwise on the applicable request form. If you do not make a withholding election, withholding will be applied in accordance with applicable law and IRS rules. State income tax withholding may also apply depending on your state of residence and applicable state law. Withholding is not a determination of your actual tax liability.

Systematic Withdrawal Plan: (SWP): Shareholders may redeem shares through a Systematic Withdrawal Plan (“SWP”), which provides for regular, periodic redemptions in accordance with the shareholder’s instructions and the transfer agent’s procedures. With the shareholder’s authorization, the transfer agent will process SWP redemptions in the amount and frequency selected by the shareholder. Shareholders may change or terminate SWP instructions at any time by contacting the transfer agent. The Fund and/or the transfer agent may modify, suspend, or terminate the SWP at any time.

Redemptions in Kind: The Fund reserves the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities (“redemption in kind”) if the amount is greater than (the lesser of) $250,000 or 1% of the Fund’s assets at the beginning of the 90 days period. The Fund may also use redemption in kind for certain Fund shares held by ReFlow. The securities will be chosen by the Fund and valued at the Fund’s NAV. A shareholder will be exposed to market risk until these securities are converted to cash and may incur transaction expenses in converting these securities to cash.

When Redemptions are Sent: Once the Fund receives your redemption request in ‘good order’ as described below, it will issue payment based on the next determined NAV following your redemption request. Redemption proceeds are typically sent on the next business day after a request is received in good order. Proceeds are generally paid by check, wire transfer, or ACH, as elected by the shareholder. As permitted by federal law, the Fund may delay payment for up to seven calendar days. The Fund also reserves the right to delay payment for shares recently purchased by check or via Automated Clearing House (ACH) until the payment has cleared, which may take up to 10 business days (or longer, if necessary).

Under certain circumstances, as described immediately above, redemption proceeds may be paid in kind rather than in cash. All the redemption payment methods will be used in regular and stressed market conditions.

Redemption Requests in Good Order: A redemption request will be considered to be in “good order” only if it includes the following:

●	the account number, and

●	the exact dollar amount or number of shares to be redeemed;

●	The name(s) of the registered account owner(s) exactly as they appear on the account, and

●	Signature(s) of all registered owner(s); and

●	Any required signature guarantee or medallion signature guarantee, if applicable

●	Any documentation reasonably required by the Fund or its transfer agent to verify the identity or authority of the person(s) requesting the redemption

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Redemption requests that are incomplete, unclear, unsigned, or submitted without the required documentation or signature guarantees may be delayed or rejected. The Fund and its transfer agent are not responsible for processing delays or losses resulting from requests not received in good order.

Medallion Signature Guarantee Requirements: To protect shareholders and the Fund from potential fraud, the Fund and/or its transfer agent (the “Transfer Agent”) may require a signature guarantee, including a Medallion Signature Guarantee (“MSG”) in certain circumstances as listed below: An MSG is a stamped certification from an eligible guarantor institution that verifies the authenticity of a signature and the authority and capacity of the person signing.

The Fund and/or its transfer agent require an MSG in situations including but not limited to the following:

1.	The redemption amount exceeds $50,000; (or such other threshold as may be established by the Fund and/or the Transfer Agent);

2.	The proceeds are requested to be mailed to an address or sent to a bank account that was changed or added within the past 30 calendar days;

3.	The proceeds are requested to be made payable to a person or entity other than the registered account owner;

4.	The proceeds are requested to be sent to a financial institution account that is not held in the shareholder’s name;

5.	The account registration or ownership is being changed;

6.	The instructions are submitted by mail with alternate delivery instructions or special handling, or other non-standard processing; or any

7.	Any other circumstances in which the Fund or its transfer agent reasonably determines that additional documentation or verification is appropriate.

An MSG must be obtained from an eligible guarantor institution that participates in a Medallion Signature Guarantee program (STAMP, SEMP, or MSP). These institutions typically include commercial banks, savings associations, credit unions, and broker-dealers.

Shareholders should contact the Transfer Agent in advance if they are unsure whether an MSG will be required. The Fund and/or the Transfer Agent reserves the right, in its discretion, to waive or require an MSG and to reject any signature guarantee that it deems unacceptable.

A notary public cannot guarantee signatures.

Involuntary Redemptions: To minimize Fund operating expenses, the Fund reserves the right to redeem your shares and close your account if your account balance falls below the $5,000 minimum for any reason other than a decline in the Fund’s net asset value (NAV). If your account falls below this required minimum, the Fund will provide you with 60 days’ written notice to increase your account balance. If the balance is not brought up to the required minimum within this notice period, the Fund may, at its sole discretion, redeem all shares and mail a check for the proceeds to your address of record. Your account will not be closed if the account balance drops below the levels above due to a decline in NAV.

All shares of the Fund are also subject to involuntary redemption if the Board of Trustees determines, in its sole discretion, to liquidate the Fund. In such an event, the Fund will provide notice to shareholders but will not be required to obtain shareholder approval prior to such liquidation. An involuntary liquidation or redemption is generally considered a taxable event and will create a capital gain or a capital loss. Shareholders should consult their tax advisors regarding any potential tax consequences.

Suspension of Redemptions: The right of redemption may be suspended or the date of payment postponed (a) when trading on the New York Stock Exchange (NYSE) is restricted, as determined by applicable rules and regulations of the SEC; (b) when the NYSE is closed for other than customary weekend and holiday closings; (c) when the SEC has by order permitted such suspension; or (d) during an emergency, as determined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of securities or to determine the value of its net assets.

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Lost Shareholders, Inactive Accounts and Unclaimed Property: Unclaimed property laws may require the Fund or its transfer agent to transfer the assets of accounts that are considered abandoned, inactive, or lost (due to return mail) to the appropriate state authority. An account may be deemed unclaimed if the shareholder has not initiated any contact or transaction within a time period specified by applicable state law.

Before any transfer to the state is made, the Fund or its transfer agent will send a due diligence notice to the shareholder if legislatively required.

In some cases, this process is referred to as escheatment, and shareholders may be required to reclaim the assets from the applicable state’s unclaimed property office. Some states may also require the liquidation of shares prior to escheatment, and shareholders may only be entitled to receive the cash value at the time of sale.

For retirement accounts, such escheatment may be treated as a taxable distribution, and federal and/or state income tax withholding may apply.

To help avoid escheatment, shareholders should maintain current contact information and periodically initiate contact with the Fund or its transfer agent. Examples of shareholder-initiated contact include written correspondence, telephone inquiries, or initiating a transaction in the account.

In accordance with Texas Law, residents of the state of Texas may designate a representative to receive legislatively required unclaimed property due diligence notifications. A Texas Designation of Representative Form is available for making such an election.

Special Situations: There are certain times when you may be unable to sell shares of the Fund or proceeds may be delayed. This may occur during emergencies, unusual market conditions or when the Fund cannot determine the value of its assets or sell its holdings. The Fund reserves the right to reject any purchase order or suspend offering of its shares. Generally, the Fund may reject a purchase if it is disruptive to the efficient management of the Fund. The Fund may also refuse purchase requests from individuals or groups who have not been approved by the Fund’s Sub-Adviser.

Financial Intermediaries: Certain transactions through a financial intermediary may not be deemed in good form if such financial intermediary failed to notify the Fund of such trade or trades before 4:00 p.m. Eastern Time. In particular, financial intermediaries that transact in shares of the Fund through the Fund/SERV® system (a system used by mutual funds to settle purchases and redemptions of mutual fund shares) must, in many cases, notify the Fund of trades before placing them in the Fund/SERV® system. In the event that a financial intermediary transacts in shares of the Fund through the Fund/SERV® system without notifying the Fund of such trades in advance, such transaction may be deemed not to have been received in good order. In practice, this means that confirmation from a financial intermediary is not binding on the Fund. In the event that a trade is deemed not to have been received in good form, for whatever reason, a purchase, redemption, or exchange request may be rejected or canceled and, in the event of a redemption which is canceled, the Fund shall have a right to a return of proceeds. Cancellation of a trade is processed at the NAV at which the trade was originally received and is completed as soon as practical, ordinarily the next business day. Please contact your financial intermediary to determine how it processes transactions in shares of the Fund.

Dividends and Distributions Reinvestment Policy: If you elect to receive your dividend and capital gain distributions via check, ACH or wire, and the distribution amount is $50 or less, then the amount will be automatically reinvested as additional shares into your account.

For non-retirement and non-educational accounts, any dividend and capital gain distributions sent by check which are not cashed within 180 days will be reinvested into your account at the current day’s NAV. When reinvested, those amounts are subject to market risk like any other investment. Your distribution option will automatically be converted to having all dividends and capital gain distributions reinvested in your account as additional shares if any of the following occur:

1.	Postal or other delivery service is unable to deliver mail or checks to the address of record thereby designated your account as “lost”);

2.	Dividends and capital gain distribution checks are not cashed within 180 days; or

3.	Bank account of record is no longer valid.

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FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund discourages and does not accommodate market timing that it considers abusive. Frequent trading into and out of the Fund can harm all Fund shareholders by disrupting the Fund’s investment strategies, increasing Fund expenses, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders. The Fund is designed for long-term investors and is not intended for market timing or other disruptive trading activities. Accordingly, the Trust’s Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change or in response to perceived market conditions. The Fund currently uses several methods to reduce the risk of abusive market timing. These methods include:

●	Committing staff to review, on a continuous basis, recent trading activity in order to identify trading activity that may be contrary to the Fund’s “Market Timing Trading Policy;” and

●	Rejecting or limiting specific purchase requests; and

●	Rejecting purchase requests from certain investors.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Fund seeks to make judgments and applications that are consistent with the interests of the Fund’s shareholders.

Based on the frequency of redemptions in your account, the Adviser, Sub-Adviser or transfer agent may in its sole discretion determine that your trading activity is detrimental to the Fund as described in the Fund’s Market Timing Trading Policy and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into the Fund and/or (ii) reject or limit the amount, number, frequency or method for requesting future exchanges out of the Fund.

The Fund reserves the right to reject or restrict purchase requests for any reason, particularly when the shareholder’s trading activity suggests that the shareholder may be engaged in abusive market timing or other disruptive trading activities. Neither the Fund nor the Adviser nor Sub-Adviser will be liable for any losses resulting from rejected purchase orders. The Adviser or Sub-Adviser may also bar an investor who has violated these policies (and the investor’s financial advisor) from opening new accounts with the Fund.

Although the Fund attempts to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Fund will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of the Fund. While the Fund will encourage financial intermediaries to apply the Fund’s Market Timing Trading Policy to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund’s Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Fund may not be able to detect abusive market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges, and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Fund’s Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund’s Market Timing Trading Policy. Brokers maintaining omnibus accounts with the Fund have agreed to provide shareholder transaction information to the extent known to the broker to the Fund upon request. If the Fund or its transfer agent or shareholder servicing agent suspects there is market timing activity in the account, the Fund will seek full cooperation from the service provider maintaining the account to identify the underlying participant. At the request of the Adviser or Sub-Adviser, the service providers may take immediate action to stop any further short-term trading by such participants. The ReFlow liquidity program is not subject to the market timing limits described above.

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TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

Any sale or exchange of the Fund’s shares may generate tax liability (unless you are a tax-exempt investor, or your investment is in a qualified retirement account). When you redeem your shares, you may realize a taxable gain or loss. This is measured by the difference between the proceeds of the sale and the tax basis for the shares you sold. (To aid in computing your tax basis, you generally should retain your account statements for the period that you hold shares in the Fund.)

The Fund intends to distribute substantially all of its net investment income and net capital gains annually. Both distributions will be reinvested in shares of the Fund unless you elect to receive cash. Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares. Any dividends or capital gain distributions you receive from the Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash. Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January. If you purchase shares before an ex-dividend date when a Fund has realized but not yet distributed income or capital gains, the purchase price may include the amount of the upcoming distribution, and you may pay the full price of shares and later receive a portion of the purchase price back as a taxable distribution. In such case, you generally will be taxed upon receipt of such distribution, even though the distribution represents a return of a portion of your purchase price. This is known as “buying a dividend.” Each year the Fund will inform you of the amount and type of your distributions. IRAs and other qualified retirement plans are exempt from federal income taxation until retirement proceeds are paid out to the participant.

Your redemptions of Fund shares may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.

Cost Basis Reporting: The Fund is required to report cost basis information to the IRS and to shareholders on Form 1099-B for redemptions of “covered shares,” which are generally shares acquired on or after January 1, 2012.

The Fund’s default cost basis calculation method is Average Cost. This method will be applied to your account unless you affirmatively elect a different IRS-accepted method, such as First-In, First-Out (FIFO) or Specific Share Identification. You may make this election for future transactions by providing written instructions, contacting Shareholder Services at 1-833-462-6344, or through your online account portal, where available.

Please note that, in accordance with IRS regulations, the cost basis method elected for the first redemption of covered shares cannot be changed after the settlement of the redemption. The cost basis method you select may have significant tax implications. The Fund is not authorized to provide tax advice. We strongly recommend you consult your tax advisor to determine which method is most suitable for your individual circumstances.

On the account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires the Fund to withhold a percentage of any dividend, redemption, or exchange proceeds. The Fund reserves the right to reject any application that does not include a certified social security or taxpayer identification number. If you do not have a social security number, you should indicate on the purchase form that your application to obtain a number is pending. The Fund is required to withhold taxes if a number is not delivered to the Fund within seven days.

This summary is not intended to be and should not be construed to be legal or tax advice. You should consult your own tax advisers to determine the tax consequences of owning the Fund’s shares.

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DISTRIBUTION OF SHARES

Distributor

Ceros Financial Services, Inc. (“Ceros”), 2273 Research Blvd., Suite 350, Rockville, MD 20850 is the distributor for the shares of the Fund. Ceros is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Ceros and the adviser are affiliates because they are under common control. Shares of the Fund are offered on a continuous basis.

Distribution Fees

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) under the 1940 Act with respect to the sale and distribution of Investor Class shares of the Fund. Pursuant to the Plan, the Fund pays the Fund’s distributor an annual fee for distribution and shareholder servicing expenses of 0.25% of the Fund’s average daily net assets attributable to the Investor Class shares. A portion of the fee payable pursuant to the Plan, equal to up to 0.25% of the average daily net assets, may be characterized as a service fee as such term is defined under Rule 2341 of the FINRA Conduct Rules. A service fee includes payment made for personal service and/or the maintenance of shareholder accounts. Because 12b-1 fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. You should be aware that if you hold your Investor shares for a substantial period of time, you may indirectly pay more than the economic equivalent of the maximum front-end sales charge allowed by FINRA due to the recurring nature of distribution (12b-1) fees.

Additional Compensation to Financial Intermediaries

The Fund’s distributor, its affiliates, and the Fund’s Adviser and Sub-Adviser and their affiliates may each, at their own expense and out of their own assets including their legitimate profits from Fund-related activities, provide additional cash payments to financial intermediaries who sell shares of the Fund. Financial intermediaries include brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others. These payments are generally made to financial intermediaries that provide shareholder or administrative services, or marketing support. Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Fund on a sales list, including a preferred or select sales list, or other sales programs. These payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders. The distributor may, from time to time, provide promotional incentives to certain investment firms. Such incentives may, at the distributor’s discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional compensation.

Householding

To reduce expenses, the Fund mails only one copy of the Prospectus and each class specific annual and semi-annual Report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, or the annual and semi-annual reports, please call the Fund toll-free at 1-833-462-6344 on days the Fund is open for business or contact your financial institution. The Fund will begin sending you individual copies thirty days after receiving your request.

Portfolio Holdings Information

A description of the Fund’s policies and procedures with respect to the disclosure of a Fund’s portfolio securities is available in the Fund’s SAI. Disclosure of the Fund’s holdings is required to be made within 60 days of the end of each fiscal quarter and in the financials contained in the monthly N-PORT filed with the SEC. The financials are not required to be mailed to shareholders. The TSR is filed within 60 days of the end of each annual and semi-annual period with the SEC on Form N-CSR and is required to be mailed to shareholders. To reduce expense, the Fund mails only one copy of the Fund’s TSR (with highlights of the Fund’s portfolio) to those addresses shared by two or more accounts. The financial statements and TSRs, as filed with the SEC on Form N-CSR, are available by contacting the Fund c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, OH 45246 or calling 1-833-462-6344, or the funds website at https://advisorspreferred.com/dynamic-wealth.

25

CONSOLIDATED FINANCIAL HIGHLIGHTS

Dynamic Alpha Macro Fund

The consolidated financial highlights table is intended to help you understand the Fund’s financial performance for the period of the Fund’s operations. The tables below reflect information for the Fund’s Institutional Class shares. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for the Fund has been derived from the consolidated financial statements audited by the Fund’s Independent Registered Public Accounting Firm, Cohen & Company, Ltd., whose report, along with the Fund’s consolidated financial statements, are included in the Fund’s June 30, 2026 annual report, which is available upon request and is incorporated by reference in the SAI.

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period/Year.

	Institutional Class
	For the Year Ended	For the Year Ended	For the Period Ended
	June 30, 2026	June 30, 2025	June 30, 2024*
Net asset value, beginning of period/year	$12.72	$11.47	$10.00
Income from investment operations:
Net investment income(a)	0.12	0.15	0.15
Net realized and unrealized gain on investments and futures contracts	2.26	1.93	1.36
Total from investment operations	2.38	2.08	1.51
Less distributions to shareholders from:
Net investment income	(0.93)	(0.83)	(0.04)
Total distributions	(0.93)	(0.83)	(0.04)

Net asset value, end of period/year	$14.17	$12.72	$11.47

Total return(b)	18.79%	18.73%	15.18	%(f)
Net assets, end of period/year (in 000s)	$245,801	$173,187	$97,228

Ratio of net expenses to average net assets(c)	1.71%	1.76%	1.89	%(e)
Ratios of net investment income to average net assets(c,d)	0.86%	1.22%	1.57	%(e)
Portfolio turnover rate	25.75%	3.11%	0.00	%(f)

*	For the period July 31, 2023 (commencement of operations) through June 30, 2024.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period/year.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.

(c)	The ratio of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(d)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(e)	Annualized.

(f)	Not annualized.

26

PRIVACY NOTICE

Rev. May 2014

FACTS	WHAT DOES ADVISORS PREFERRED TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

	■	Social Security number	■	Purchase History

	■	Assets	■	Account Balances

	■	Retirement Assets	■	Account Transactions

	■	Transaction History	■	Wire Transfer Instructions

	■	Checking Account Information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Advisors Preferred Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Advisors Preferred Trust share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

27

Who we are
Who is providing this notice?	Advisors Preferred Trust
What we do
How does Advisors Preferred Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Advisors Preferred Trust collect my personal information?

We collect your personal information, for example, when you

■

Open an account

■

Provide account information

■

Give us your contact information

■

Make deposits or withdrawals from your account

■

Make a wire transfer

■

Tell us where to send the money

■

Tells us who receives the money

■

Show your government-issued ID

■

Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■

Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■

Affiliates from using your information to market to you

■

Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Advisors Preferred Trust does not share with our affiliates.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Advisors Preferred Trust does not share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Advisors Preferred Trust doesn’t jointly market.

Questions?	1-833-462-6344

28

Dynamic Alpha Macro Fund

Adviser	Advisors Preferred LLC 2273 Research Blvd., Suite 350 Rockville, MD 20850	Distributor	Ceros Financial Services, Inc. 2273 Research Blvd., Suite 350 Rockville, MD 20850
Sub-Adviser	Dynamic Wealth Group, LLC 3225 McLeod Drive, Suite 100 Las Vegas, NV 89121	Legal Counsel	Thompson Hine LLP 41 South High St., 17th Floor Columbus, OH 43215
Futures Trading Adviser	AG Capital Management Partners, L.P. 75 State St., Suite 100 Boston, MA 02109	Custodian	U.S. Bank N.A. 425 Walnut Street Cincinnati, OH 45202
Independent Registered Public Accounting Firm	Cohen & Company, Ltd. 1350 Euclid Avenue, Suite 800 Cleveland, OH 44115	Transfer Agent	Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

Additional information about the Fund is included in the Fund’s SAI dated November 1, 2026 as may be supplemented from time to time and is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus). The SAI provides more details about the Fund’s policies and management. Additional information about the Fund’s investments will be available in the Fund’s Tailored Shareholder Reports, and the Annual and Semi-Annual Reports to Shareholders.

To obtain a free copy of the SAI and the Annual and Semi-Annual Reports to Shareholders, or other information about the Fund, or to make shareholder inquiries about the Fund, please call toll-free 1-833-462-6344 or visit https://advisorspreferred.com/dynamic-wealth You may also write to:

Regular Mail Dynamic Alpha Macro Fund c/o Ultimus Fund Solutions, LLC PO Box 46707 Cincinnati, OH 45246	Express/Overnight Mail Dynamic Alpha Macro Fund c/o Ultimus Fund Solutions, LLC 225 Pictoria Dr, Suite 450 Cincinnati, OH 45246

Reports and other information about the Fund will be available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520,

Investment Company Act File # 811-22756

Dynamic Alpha Macro Fund

Investor Class Shares (DYMAX)

Institutional Class Shares (DYMIX)

A SERIES OF ADVISORS PREFERRED TRUST

STATEMENT OF ADDITIONAL INFORMATION

November 1, 2026

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectus for the Dynamic Alpha Macro Fund (the “Fund”) dated November 1, 2026, as supplemented from time to time. The Fund’s Prospectus dated November 1, 2026 (and as supplemented from time to time) is incorporated herein by reference into this SAI (i.e., legally made a part of this SAI). Copies may be obtained without charge by contacting the Fund’s Transfer Agent in writing or by calling toll-free 1-833-462-6344. You may also obtain a prospectus by visiting www.advisorspreferred.com.

Regular Mail Dynamic Alpha Macro Fund c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, OH 45246	Express/Overnight Mail Dynamic Alpha Macro Fund c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

DESCRIPTION OF THE TRUST AND FUND

The Fund is a diversified series of Advisors Preferred Trust (the “Trust”). The Trust is an open-end investment company established under the laws of Delaware by an Agreement and Declaration of Trust dated August 15, 2012 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees to authorize and issue an unlimited number of shares of beneficial interest of separate series without par value. The investment adviser to the Fund is Advisors Preferred LLC (the “Adviser”). The securities investment sub-adviser to the Fund is Dynamic Wealth Group, LLC (the “Sub-Adviser”); and the futures sub-adviser is AG Capital Management Partners, L.P. (the “Futures Trading Adviser”).

The Fund does not issue share certificates. All shares are held in non-certificated form registered on the books of the Fund and the transfer agent for the account of the shareholder. The Fund may issue an unlimited number of shares of beneficial interest in one or more share classes. The Fund offers Investor Class Shares and Institutional Class Shares. The Investor Class shares are currently not available for sale. Generally, all shares of the Fund have equal rights and privileges, except for class-specific features, rights and expenses. Each share of the Fund is entitled to one vote on all matters as to which shares are entitled to vote. In addition, each share of the Fund is entitled to participate equally with other shares on a class-specific basis (i) in dividends and distributions declared by the Fund and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares of the Fund are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights. Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares of the Fund have equal voting rights and liquidation rights. The Agreement and Declaration of Trust can be amended by the Trustees, except that any amendment that adversely affects the rights of shareholders must be approved by the shareholders affected. All shares of the Fund are subject to involuntary redemption if the Trustees determine to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax adviser.

For information concerning the purchase and redemption of shares of the Fund, see “How to Purchase Shares” and “How to Redeem Shares” in the Prospectus. For a description of the methods used to determine the share price and value of the Fund’s assets, see “How to Purchase Shares” and “How Shares are Priced” in the Prospectus and “Pricing of Shares” in this SAI.

ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENTS AND RISKS

Investment Strategies and Risks

All principal investment strategies and risks are discussed in the Fund’s Prospectus. This section contains a more detailed discussion of some of the investments the Fund and/or Subsidiary may make and some of the techniques the Fund and/or Subsidiary may use, as described in the Principal Investment Risks summary in the Prospectus. Additional non-principal strategies and risks also are discussed here. For purposes of describing these strategies and risks, references to the Fund are deemed to include the Subsidiary as well.

Asset-Backed Securities and Collateralized Debt Obligations

The Fund may invest in asset-backed securities and collateralized debt obligations (“CDOs”). Asset-backed securities and CDOs are created by the grouping of certain governmental, government related and private loans, receivables and other non-mortgage lender assets/collateral into pools. A sponsoring organization establishes a special purpose vehicle to hold the assets/collateral and issue securities. Interests in these pools are sold as individual securities. Payments of principal and interest are passed through to investors and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty or senior/subordination. Payments from the asset pools may be divided into several different tranches of debt securities, offering investors various maturity and credit risk characteristics. Some tranches entitled to receive regular installments of principal and interest, other tranches entitled to receive regular installments of interest, with principal payable at maturity or upon specified call dates, and other tranches only entitled to receive payments of principal and accrued interest at maturity or upon specified call dates. Different tranches of securities will bear different interest rates, which may be fixed or floating.

Investors in asset backed securities and CDOs bear the credit risk of the assets/collateral. Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of credit risk. If there are defaults or the CDO’s collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. Senior and mezzanine tranches are typically rated by S&P Ratings Group (“S&P”) and Moody’s Investor Services, Inc. (“Moody’s), with Senior tranches receiving ratings of A to AAA and the latter receiving ratings of B to BBB from S&P. The ratings reflect both the credit quality of underlying collateral as well as how much protection a given tranche is afforded by tranches that are subordinate to it.

Because the loans held in the pool often may be prepaid without penalty or premium, asset-backed securities and CDOs can be subject to higher prepayment risks than most other types of debt instruments. Prepayments may result in a capital loss to the Fund to the extent that the prepaid securities purchased at a market discount from their stated principal amount will accelerate the recognition of interest income by the Fund, which would be taxed as ordinary income when distributed to the shareholders.

The credit characteristics of asset-backed securities and CDOs also differ in a number of respects from those of traditional debt securities. The credit quality of most asset-backed securities and CDOs depends primarily upon the credit quality of the assets/collateral underlying such securities, how well the entity issuing the securities is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement to such securities.

Brady Bonds

Brady bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. In light of the history of defaults of countries issuing Brady bonds on their commercial bank loans, investments in Brady bonds may be viewed as speculative. Brady bonds may be fully or partially collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. Incomplete collateralization of interest or principal payment obligations results in increased credit risk. U.S. Dollar-denominated collateralized Brady bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized by U.S. Treasury zero coupon bonds having the same maturity as the Brady bonds.

Business Development Companies (BDCs) and Special Purpose Acquisition Companies (SPACs).

The Fund may invest in BDCs and SPACs. Federal securities laws impose certain restraints upon the organization and operations of BDCs and SPACs. For example, BDCs are required to invest at least 70% of their total assets primarily in securities of private companies or in thinly traded U.S. public companies, cash, cash equivalents, U.S. government securities and high quality debt instruments that mature in one year or less. SPACs typically hold 85% to 100% of the proceeds raised from their IPO in trust to be used at a later date for a merger or acquisition. The SPAC must sign a letter of intent for a merger or acquisition within 18 months of the IPO. Otherwise, it will be forced to dissolve and return the assets held in the trust to the public stockholders. However, if a letter of intent is signed within 18 months, the SPAC can close the transaction within 24 months. In addition, the target of the acquisition must have a fair market value that is equal to at least 80% of the SPAC’s assets at the time of acquisition and a majority of shareholders voting must approve this combination with no more than 20% of the shareholders voting against the acquisition and requesting their money back. When a deal is proposed, a shareholder can stay with the transaction by voting for it or elect to sell his shares in the SPAC if voting against it. SPACs are more transparent than private equity as they may be subject to certain SEC regulations, including registration statement requirements under the Securities Act of 1933, 10-K, 10-Q and 8-K financial reporting requirements. Since SPACs are publicly traded, they provide limited liquidity to an investor (i.e., investment comes in the form of common shares and warrants which can be traded). Other than the risks normally associated with IPOs, SPACs’ public shareholders’ risks include limited liquidity of their securities (as shares are generally thinly traded), loss of 0-15% of their investments (resulting from the SPACs operating costs) if no deals are made and lack of investment diversification as assets are invested in a single company.

Certificates of Deposit and Bankers’ Acceptances

Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset, or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Closed-End Investment Companies

The Fund may invest in closed-end investment companies. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% or 6% of the initial public offering price. Such securities are then listed for trading, for example, on the New York Stock Exchange (“NYSE”), the National Association of Securities Dealers Automated Quotation System (commonly known as “NASDAQ”) and, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Fund), investors seek to buy and sell shares of closed-end funds in the secondary market.

The Fund generally will purchase shares of closed-end funds only in the secondary market. The Fund will incur normal brokerage costs on such purchases similar to the expenses the Fund would incur for the purchase of securities of any other type of issuer in the secondary market. The Fund may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Adviser, Sub-Adviser, based on a consideration of the nature of the closed-end fund’s proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if the Fund purchased such securities in the secondary market.

The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share that is less than the net asset value (“NAV”) per share, the difference representing the “market discount” of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined NAV, but rather, are subject to supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares may also contribute to such shares trading at a discount to their NAV.

The Fund may invest in shares of closed-end funds that are trading at a discount to NAV or at a premium to NAV. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase, and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the NAV of the Fund’s shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund’s common shares in an attempt to enhance the current return to such closed-end fund’s common shareholders. The Fund’s investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and NAV value than an investment in shares of investment companies without a leveraged capital structure.

Commercial Paper

The Fund may purchase commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance current operations.

Convertible Securities

Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer’s capital structure but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

Corporate Debt

Corporate debt securities are long and short-term debt obligations issued by companies (such as publicly issued and privately placed bonds, notes and commercial paper). The Fund considers corporate debt securities to be of investment grade quality if they are rated, at the time purchased, in the top four categories of a rating agency; BBB- or higher by S&P or Baa3 or higher by Moody’s, or if unrated, determined by the Adviser or Sub-Adviser to be of comparable quality. Investment grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than in higher rated categories. The Fund may invest in both secured and unsecured corporate bonds. A secured bond is backed by collateral and an unsecured bond is not. Therefore, an unsecured bond may have a lower recovery value than a secured bond in the event of a default by its issuer. The Adviser or Sub-Adviser may incorrectly analyze the risks inherent in corporate bonds, such as the issuer’s ability to meet interest and principal payments, resulting in a loss to the Fund. The Fund’s investments in debt instruments may be in the form of a zero-coupon bond or other original issue discount (“OID”) instruments. The following risks are created by investing in OID instruments.

a)	The higher interest rates of OID instruments reflect the payment deferral and credit risk associated with them. Investors in the Fund share the risks and rewards of OID and market discount. These risks, however, are not shared by the Adviser and Sub-Adviser, who in the case of payment-in-kind (“PIK”) loans, collect higher asset-based fees with no deferral of cash payments and no repayment obligation to the Fund if any of these loans are uncollectible.

b)	OID instruments may have unreliable valuations because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of any associated collateral.

c)	OID instruments generally represent a significantly higher credit risk than coupon loans.

d)	OID income received by the Fund may create uncertainty about the source of the Fund’s cash distributions. For accounting purposes, any cash distributions to shareholders representing OID or market discount income are not treated as coming from paid-in capital, even though the cash to pay them comes from the offering proceeds. Thus, although a distribution of OID or market discount interest comes from the cash invested by shareholders, Section 19(a) of the Investment Company Act of 1940 (the “1940 Act”) does not require that shareholders be given notice of this fact by reporting it as a return of capital.

e)	In the case of PIK debt, the deferral of PIK interest has the simultaneous effects of increasing the assets under management and increasing the management fee at a compounding rate. In addition, the deferral of PIK interest also reduces the loan-to-value ratio at a compounding rate.

Depositary Receipts

Sponsored and unsponsored American Depositary Receipts (“ADRs”) are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in sponsored form, are designed for use in U.S. securities markets. A sponsoring company provides financial information to the bank and may subsidize administration of the ADR. Unsponsored ADRs may be created by a broker-dealer or depository bank without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Unsponsored ADRs may carry more risk than sponsored ADRs because of the absence of financial information provided by the underlying company. Many of the risks described below regarding foreign securities apply to investments in ADRs.

Emerging Markets Securities

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries. These risks include (I) the smaller market capitalization of securities markets, which may suffer periods of relative illiquidity, (ii) significant price volatility, (iii) restrictions on foreign investment, and (iv) possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or the creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Certain emerging markets limit, or require governmental approval prior to investments by foreign persons. Repatriation of investment income and capital from certain emerging markets is subject to certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operation of the Fund.

Additional risks of emerging markets securities may include (i) greater social, economic and political uncertainty and instability, (ii) more substantial governmental involvement in the economy, (iii) less governmental supervision and regulation, (iv) the unavailability of currency hedging technique, (v) companies that are newly organized and small, (vi) differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers, and (vii) less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Equity Securities

Equity securities consist of common stock, convertible preferred stock, preferred stock, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Warrants are options to purchase equity securities at a specified price for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions.

Investments in equity securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Adviser or Sub-Adviser. As a result, the return and NAV of the Fund will fluctuate. Securities in the Fund’s portfolio may not increase as much as the market as a whole and some undervalued securities may continue to be undervalued for long periods of time. Although profits in some Fund holdings may be realized quickly, it is not expected that most investments will appreciate rapidly.

Exchange-Traded Funds

The Fund may invest in a range of exchange-traded funds (“ETFs”). ETFs may include, but are not limited to, Standard & Poor’s Depositary Receipts (“SPDRs”), DIAMONDS,SM Nasdaq-100 Index Tracking Stock (“QQQs”), iShares, HOLDRs, Fidelity Select Portfolios, Select Sector SPDRs, Fortune e-50 and Fortune 50. Additionally, the Fund may invest in new exchange traded shares as they become available and to the extent that such an investment would be consistent with the requirements of the 1940 Act, and the relevant SEC guidelines or rules and the Fund’s investment objectives.

SPDRs represent ownership in the SPDR Trust, a unit investment trust that holds a portfolio of common stocks designed to closely track the price performance and dividend yield of the Standard & Poor’s 500 Composite Stock Price IndexTM (“S&P 500 Index”). SPDRs trade on the NYSE Arca under the symbol SPY. The value of SPDRs fluctuates in relation to changes in the value of the underlying portfolio of common stocks. A MidCap SPDR is similar to a SPDR except that it tracks the performance of the S&P MidCap 400 Index and trades on the NYSE Arca under the symbol MDY. DIAMONDS represent an investment in the DIAMONDS Trust, a unit investment trust that serves as an index to the Dow Jones Industrial Average (the “Dow”) in that its holding consists of the 30 component stocks of the Dow. The DIAMONDS Trust is structured so that its shares trade at approximately 1/100 (one one-hundredth) of the value of the Dow Index. The DIAMONDS Trust’s shares trade on the NYSE Arca under the symbol DIA. QQQs represent ownership in the Nasdaq-100 Trust, a unit investment trust that holds a portfolio of common stocks designed to track the price performance and dividend yield of the Nasdaq 100 Index by holding shares of all the companies on the Index. Shares trade on the NYSE Arca under the symbol QQQ. The iShares are managed by BlackRock (“BlackRock”). They track 80 different indexes, including sector/industry indexes (such as the S&P Financial Sector Index), bond indexes (such as the Barclay’s Capital U.S. Aggregate Index and the Barclay’s Capital 1-3 Year Treasury Bond Index) and international indexes (such as the S&P Europe 500 Index). Each iShares international ETF represents a broad portfolio of publicly traded stocks in a selected country. Each iShares international ETF seeks to generate investment results that generally correspond to the market yield performance of a given Morgan Stanley Capital International (“MSCI”) Index. BlackRock offers six iShares fixed income ETFs that track a particular Barclay’s Capital bond index. ETFs (both stock and fixed income) are subject to all of the common stock risks, and the International iShares are subject to all of the foreign securities risks described above. Investments in SPDRs, DIAMONDS, QQQs and iShares are considered to be investments in investment companies, see “Investments in Other Investment Companies” below.

When the Fund invests in sector ETFs, there is a risk that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the

Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors. The sectors in which the Fund may be more heavily invested will vary.

The shares of an ETF may be assembled in a block (typically 50,000 shares) known as a creation unit and redeemed in-kind for a portfolio of the underlying securities (based on the ETF’s NAV) together with a cash payment generally equal to accumulated dividends as of the date of redemption. Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit. A fund may redeem creation units for the underlying securities (and any applicable cash) and may assemble a portfolio of the underlying securities and use it (and any required cash) to purchase creation units, if a fund’s manager believes it is in the fund’s interest to do so. A fund’s ability to redeem creation units may be limited by the 1940 Act, which provides that the ETFs will not be obligated to redeem shares held by a fund in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.

There is a risk that the underlying ETFs in which the Fund invests may terminate due to extraordinary events that may cause any of the service providers to the ETFs, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because the ETFs in which the Fund intends to invest may be granted licenses by agreement to use the indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated. In addition, an ETF may terminate if its entire NAV falls below a certain amount. Although the Fund believes that, in the event of the termination of an underlying ETF, the Fund will be able to invest instead in shares of an alternate ETF tracking the same market index or another market index with the same general market, there is no guarantee that shares of an alternate ETF would be available for investment at that time. To the extent the Fund invests in a sector product, the Fund will be subject to the risks associated with that sector.

Foreign Securities

Purchases of foreign equity securities entail certain risks. For example, there may be less information publicly available about a foreign company than about a U.S. company, and foreign companies generally are not subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks associated with investments in foreign securities include changes in restrictions on foreign currency transactions and rates of exchanges, changes in the administrations or economic and monetary policies of foreign governments, the imposition of exchange control regulations, the possibility of expropriation decrees and other adverse foreign governmental action, the imposition of foreign taxes, less liquid markets, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, delays in settlement of securities transactions and greater price volatility. In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.

Futures Contracts

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security, class of securities, commodity, or an index at a specified future time and at a specified price. Futures contracts may be issued with respect to fixed-income securities, foreign currencies, single stocks or financial indices, including indices of U.S. government securities, foreign government securities, and equity or fixed-income securities as well as commodities. U.S. futures contracts are traded on exchanges that have been designated “contract markets” by the Commodity Futures Trading Commission (the “CFTC”) and must be executed through a futures commission merchant (“FCM”), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts between the clearing members of the exchange. The Fund may invest in futures traded on a foreign exchange, which may be subject to fewer regulations and investor protections.

The Fund may at times engage in futures transactions for hedging purposes or to enhance returns. This means that a purpose in entering into futures contracts is to protect the Fund from fluctuations in the value of securities or interest rates without actually buying or selling the underlying debt or equity security or other reference asset; or to seek outright returns. For example, if the Fund anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, the Fund could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against the Fund not participating in a market advance. This technique is sometimes known as an anticipatory hedge. Conversely, if the Fund holds stocks and seeks to protect itself from a decrease in stock prices, the Fund might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. The Fund could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.

If the Fund owns Treasury bonds and the portfolio manager expects interest rates to increase, the Fund may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as the Fund selling Treasury bonds in its portfolio. If interest rates increase as anticipated, the value of the Treasury bonds would decline, but the value of the Fund’s interest rate futures contract will increase, thereby keeping the NAV of the Fund from declining as much as it may have otherwise. If, on the other hand, a portfolio manager expects interest rates to decline, the Fund may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the bonds. Although the Fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk.

Risk Factors in Futures Transactions

Liquidity Risk. Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of two days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, the Fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, the Fund’s access to other assets pledged to assure performance related to its futures positions also could be impaired.

Risk of Loss. Although the Fund may believe that the use of such contracts will benefit the Fund, the Fund’s overall performance could be worse than if the Fund had not entered into futures contracts if the Adviser’s, Sub-Adviser’s or Trading Adviser’s investment judgment proves incorrect. For example, if the Fund has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, the Fund will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. In addition, if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices that reflect the rising market and may occur at a time when the sales are disadvantageous to the Fund.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. Because the deposit requirements in the futures markets are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market that may also cause temporary price distortions. A relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. Thus, the purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. The Fund will only engage in futures transactions when it is believed these risks are justified and will engage in futures transactions primarily for risk management purposes and to seek returns.

Correlation Risk. The prices of futures contracts depend primarily on the value of their underlying instruments or reference asset, such as a commodity. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to the Fund will not match exactly the Fund’s current or potential investments. The Fund may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities, which involves a risk that the futures position will not correlate precisely with the performance of the Fund’s investments.

Futures prices can also diverge from the prices of their underlying instruments or reference asset even if the underlying instruments closely correlate with the Fund’s investments. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments or reference asset and the time remaining until expiration of the contract. Those factors may affect securities or commodity prices differently from futures prices. Imperfect correlations between the Fund’s investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities or commodities are traded, and from imposition of daily price fluctuation limits for futures contracts. The Fund may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in the Fund’s futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in the Fund’s other investments.

Margin Requirements. The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit “initial margin” for the benefit of the FCM when the contract is entered into. Initial margin deposits:

●	Are equal to a percentage of the contract’s value, as set by the exchange on which the contract is traded; and

●	Are similar to good faith deposits or performance bonds.

Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of the Fund’s investment limitations. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to the Fund only in proportion to the amount received by the FCM’s other customers. The Trust will attempt to minimize this risk by careful monitoring of the creditworthiness of the FCMs with which it does business and by depositing margin payments in a segregated account with the Trust’s custodian.

Liquidity Impact of Margin and Segregation Requirements. Although the Fund will segregate cash and liquid assets in an amount sufficient to cover (i.e., pledge assets to assure Fund performance) its open futures obligations, the segregated assets may be available to the Fund immediately upon closing out the futures position, while settlement of securities transactions could take several days. However, because the Fund’s cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the futures position remains open, the Fund’s return could be diminished due to the opportunity losses of foregoing other potential investments.

Cover (i.e., pledged assets to assure Fund performance) for Futures Contracts. Transactions involving futures contracts expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either: (1) an offsetting (“covering”) position in other futures contracts; or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover (make good) its potential obligations to the extent not covered as provided in (1) above. The Fund may enter into agreements with broker-dealers, which require the broker-dealers to accept physical settlement for certain futures contracts.

Foreign Currency Transactions

The Fund may enter into foreign currency futures contracts and forward currency contracts to hedge or seek returns. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency, at a future date at a price set at the time of the contract. A forward currency contract is an obligation to purchase or sell a currency against another currency at a future date at a price agreed upon by the parties. The Fund may either accept or make delivery of the currency at the maturity of the contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. The Fund will engage in foreign currency futures contracts and forward currency transactions in anticipation of or to protect itself against fluctuations in currency exchange rates or as an investment strategy. Forward currency contracts are not traded on regulated commodities exchanges. The Fund, when entering into a forward currency contract, incurs the risk of default by the counter party to the transaction.

There can be no assurance that a liquid market will exist when the Fund seeks to close out a foreign currency futures or forward currency position, in which case the Fund might not be able to effect a closing purchase transaction at any particular time. While these contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

Although the Fund values assets daily in U.S. dollars, it does not intend to physically convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund will do so from time to time and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Forward Contracts

The Fund may use forward contracts to achieve substantially similar strategies as those executed using futures contracts. A forward contract is an obligation to purchase or sell an asset at a future date at a price agreed upon by the parties. The Fund may either accept or make delivery of the asset at the maturity of the contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. The Fund may engage in forward contracts for hedging or investment purposes. Forward contracts are not traded on regulated exchanges and incur the risk of default by the counter party to the transaction.

High Yield Securities

The Fund may invest in high yield securities. High yield, high risk bonds are securities that are generally rated below investment grade by the rating agencies (e.g., BB+ or lower by S&P and Ba1 or lower by Moody’s). Other terms used to describe such securities include “lower rated bonds,” “non-investment grade bonds,” “below investment grade bonds,” and “junk bonds.” These securities are considered to be high-risk investments and the include the following risks:

Greater Risk of Loss. These securities are regarded as predominately speculative. There is a greater risk that issuers of lower rated securities will default than issuers of higher rated securities. Issuers of lower rated securities generally are less creditworthy and may be highly indebted, financially distressed, or bankrupt. These issuers are more vulnerable to real or perceived economic changes, political changes or adverse industry developments. In addition, high yield securities are frequently subordinated to the prior payment of senior indebtedness. If an issuer fails to pay principal or interest, the Fund will experience a decrease in income and a decline in the market value of its investments. An Underlying Fund also may incur additional expenses in seeking recovery from the issuer.

Sensitivity to Interest Rate and Economic Changes. The income and market value of lower-rated securities may fluctuate more than higher rated securities. Although non-investment grade securities tend to be less sensitive to interest rate changes than investment grade securities, non-investment grade securities are more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the investments in lower-rated securities may be volatile. The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn.

Valuation Difficulties. It is often more difficult to value lower-rated securities than higher-rated securities. If an issuer’s financial condition deteriorates, accurate financial and business information may be limited or unavailable. In addition, the lower-rated investments may be thinly traded and there may be no established secondary market. Because of the lack of market pricing and current information for investments in lower-rated securities, valuation of such investments is much more dependent on judgment than is the case with higher-rated securities.

Liquidity Risk. There may be no established secondary or public market for investments in lower-rated securities. Such securities are frequently traded in markets that may be relatively less liquid than the market for higher rated securities. In addition, relatively few institutional purchasers may hold a major portion of the issue of lower-rated securities at times. As a result, corporations (including foreign corporations), limited partnerships and other pooled investment vehicles, including those commonly known as hedge funds (i.e. investment vehicles that are excluded from the definition of investment company under Section 3(c)(1) or 3(c)(7) of the 1940 Act) (“Underlying Funds”) that invests in lower-rated securities may be required to sell investments at substantial losses or retain them indefinitely even where an issuer’s financial condition is deteriorating.

Credit Quality Risk. Credit quality of non-investment grade securities can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security.

New Legislation Risk. Future legislation may have a possible negative impact on the market for high yield, high risk bonds. As an example, in the late 1980’s, legislation required federally insured savings and loan associations to divest their investments in high-yield, high-risk bonds. New legislation, if enacted, could have a material negative effect on an Underlying Fund’s investments in lower-rated securities.

High-yield, high-risk investments may include the following:

Straight fixed-income debt securities. These include bonds and other debt obligations that bear a fixed or variable rate of interest payable at regular intervals and have a fixed or resettable maturity date. The particular terms of such securities vary and may include features such as call provisions and sinking funds.

Zero-coupon debt securities. These bear no interest obligation but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.

Zero-fixed-coupon debt securities. These are zero-coupon debt securities that convert on a specified date to interest-bearing debt securities.

Pay-in-kind bonds. These are bonds which allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. These are bonds commonly sold without registration under the Securities Act of 1933, as amended (the “Securities Act”), usually to a relatively small number of institutional investors.

Convertible Securities. These are bonds or preferred stock that may be converted to common stock.

Preferred Stock. These are stocks that generally pay a dividend at a specified rate and have preference over common stock in the payment of dividends and in liquidation.

Loan Participations and Assignments. These are participations in, or assignments of all or a portion of loans to corporations or to governments, including governments of less-developed countries (“LDCs”).

Securities issued in connection with Reorganizations and Corporate Restructurings. In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities.

Illiquid and Restricted Securities

The Fund may invest up to 15% of its net assets in illiquid securities, including limited partnerships. Illiquid securities include securities subject to contractual or legal restrictions on resale (e.g., including Section 3(c)(1) and (7) funds because they have not been registered under the 1933 Act, and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers). Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Foreign securities that are freely tradable in their principal markets are not considered to be illiquid.

Restricted and other illiquid securities may be subject to the potential for delays on resale and uncertainty in valuation. The Fund might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemption requests from shareholders. The Fund might have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market exists for certain securities that are not registered under the 1933 Act, including foreign securities. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. Rule 144A under the 1933 Act allows such a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act for resale of certain securities to qualified institutional buyers. Rule 144A has produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent existence of the PORTAL system, which is an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers sponsored by NASDAQ.

Under guidelines adopted by the Trust’s Board, the Fund’s Adviser or Sub-Adviser may determine that particular Rule 144A securities, and commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(a)(2) of the Securities Act, are liquid even though they are not registered. A determination of whether such a security is liquid or not is not a question of fact. In making this determination, the Adviser or Sub-Adviser will consider, as it deems appropriate under the circumstances and among other factors: (i) the frequency of trades and quotes for the security; (ii) the number of dealers willing to purchase or sell the security; (iii) the number of other potential purchasers of the security; (iv) dealer undertakings to make a market in the security; (v) the nature of the security (e.g., debt or equity, date of maturity, terms of dividend or interest payments, and other material terms) and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer); and (vi) the rating of the security and the financial condition and prospects of the issuer. In the case of commercial paper, the Adviser or Sub-Adviser will also determine that the paper (a) is not traded flat or in default as to principal and interest, and (b) is rated in one of the two highest rating categories by at least two National Statistical Rating Organizations (“NRSRO”) or, if only one NRSRO rates the security, by that NRSRO, or, if the security is unrated, the Adviser or Sub-Adviser determines that it is of equivalent quality.

Rule 144A securities and Section 4(a)(2) commercial paper that have been deemed liquid as described above will continue to be monitored by the Adviser or Sub-Adviser to determine if the security is no longer liquid as the result of changed conditions. Investing in Rule 144A securities or Section 4(a)(2) commercial paper could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if institutional buyers are unwilling to purchase such securities.

Income Trusts

The Fund may invest in income trusts which are investment trusts that hold assets that are income producing. The income is passed on to the “unitholders.” Each income trust has an operating risk based on its underlying business. The term may also be used to designate a legal entity, capital structure and ownership vehicle for certain assets or businesses. Shares or “trust units” are traded on securities exchanges just like stocks. Income is passed on to the investors, called unitholders, through monthly or quarterly distributions. Historically, distributions have typically been higher than dividends on common stocks. The unitholders are the beneficiaries of a trust, and their units represent their right to participate in the income and capital of the trust. Income trusts generally invest funds in assets that provide a return to the trust and its beneficiaries based on the cash flows of an underlying business. This return is often achieved through the acquisition by the trust of equity and debt instruments, royalty interests or real properties. The trust can receive interest, royalty or lease payments from an operating entity carrying on a business, as well as dividends and a return of capital.

Each income trust has an operating risk based on its underlying business; and, typically, the higher the yield, the higher the risk. They also have additional risk factors, including, but not limited to, poorer access to debt markets. Similar to a dividend paying stock, income trusts do not guarantee minimum distributions or even return of capital. If the business starts to lose money, the trust can reduce or even eliminate distributions; this is usually accompanied by sharp losses in a unit’s market value. Since the yield is one of the main attractions of income trusts, there is the risk that trust units will decline in value if interest rates offered in competing markets, such as in the cash/treasury market, increase. Interest rate risk is also present within the trusts themselves because they hold very long-term capital assets (e.g., pipelines, power plants, etc.), and much of the excess distributable income is derived from a maturity (or duration) mismatch between the life of the asset, and the life of the financing associated with it. In an increasing interest rate environment, not only does the attractiveness of trust distributions decrease, but quite possibly, the distributions may themselves decrease, leading to a double whammy of both declining yield and substantial loss of unitholder value. Because most income is passed on to unitholders, rather than reinvested in the business, in some cases, a trust can become a wasted asset unless more equity is issued. Because many income trusts pay out more than their net income, the unitholder equity (capital) may decline over time. To the extent that the value of the trust is driven by the deferral or reduction of tax, any change in government tax regulations to remove the benefit will reduce the value of the trusts. Generally, income trusts also carry the same risks as dividend paying stocks that are traded on stock markets.

Indexed Securities

The Fund may purchase indexed securities consistent with its investment objectives. Indexed securities are those, the value of which varies positively or negatively in relation to the value of other securities, securities indices or other financial indicators. Indexed securities may be debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Issuers of indexed securities have included banks, corporations and certain U.S. Government agencies.

The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed and also may be influenced by interest rate changes in the U.S. and abroad. Indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Indexed securities may be more volatile than the underlying instruments. Certain indexed securities that are not traded on an established market may be deemed illiquid.

Insured Bank Obligations

The Fund may invest in insured bank obligations. The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”) up to $250,000. The Fund may purchase bank obligations which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank, if the principal amount and accrued interest together exceed $250,000, the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability.

Investment Company Securities and ETFs

The Fund may invest in the securities of other investment companies, including Exchange Traded Funds (“ETFs”) to the extent that such an investment would be consistent with the requirements of the 1940 Act, and relevant SEC guidelines or rules and the Fund’s investment objectives. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, the Fund’s shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Fund’s shareholders directly bear in connection with the Fund’s own operations.

Generally, under Section 12(d) (1) of the 1940 Act, the Fund may invest only up to 5% of its total assets in the securities of any one investment company (ETF or other mutual funds), but the Fund may not own more than 3% of the outstanding voting stock of any one investment company (the “3% Limitation”) or invest more than 10% of its total assets in the securities of other investment companies. However, Section 12(d)(1)(F) of the 1940 Act allows the Fund to exceed the 5% limitation and the 10% limitation described above. Section 12(d)(1)(F) of the 1940 Act, provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not offered or sold after January 1, 1971, and is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1 ½% percent. An investment company that issues shares to the Fund pursuant to paragraph 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days. The Fund (or the Adviser or Sub-Adviser acting on behalf of the Fund) must comply with the following voting restrictions: when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security. Because other investment companies employ an investment adviser, such investments by the Fund may cause shareholders to bear duplicate fees. The Fund may also invest in ETFs or other mutual funds in excess of the 3%/5%/10% limits described above in reliance upon Rule 12d1-4 under the 1940 Act.

Loan-Focused ETFs

The Fund may indirectly invest in loan assets through loan-focused ETFs that invest primarily in loans and loan participations. These loans include commercial loans, bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired by an ETF through loan participations and assignments or on a when-issued basis. Generally, loans are subject to credit risk, including lower-rated debt (“junk bond”) risk, liquidity risk and interest rate risk as well as specific risks described below.

Bank Loans. Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. Investments in bank loans may be acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally traded floating and fixed-rate debt securities. Borrowers may have low credit ratings whose financial conditions are troubled or uncertain, including companies that are highly leveraged or in bankruptcy proceedings. Participation interests and assignments may be subject to restrictions on resale and have limited trading in secondary trading markets. When an ETF purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower’s obligations or that any collateral could be liquidated. Rising interest rates may strain a floating rate borrower’s ability to repay.

Bridge Loans. Bridge loans are short-term loan arrangements typically made by a borrower in anticipation of receiving intermediate-term or long-term permanent financing. Most bridge loans are structured as floating-rate debt with step-up provisions under which the interest rate on the bridge loan increases the longer the loan remains outstanding. In addition, bridge loans commonly contain a conversion feature that allows the bridge loan investor to convert its loan interest to senior exchange notes if the loan has not been prepaid in full on or prior to its maturity date. Bridge loans typically are structured as senior loans but may be structured as junior loans. A delay in obtaining permanent financing subjects the bridge loan investor to increased risk. A borrower’s use of bridge loans also involves the risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness.

DIP Loans. DIP loans are issued in connection with restructuring and refinancing transactions. DIP loans are loans to a debtor-in-possession in a proceeding under the U.S. bankruptcy code that have been approved by the bankruptcy court. DIP loans are typically fully secured by a lien on the debtor’s otherwise unencumbered assets or secured by a junior lien on the debtor’s encumbered assets (so long as the loan is fully secured based on the most recent current valuation or appraisal report of the debtor). DIP loans are often required to close with certainty and in a rapid manner to satisfy existing creditors and to enable the issuer to emerge from bankruptcy or to avoid a bankruptcy proceeding. Investments in DIP loans are subject to the risk that the entity will not emerge from bankruptcy and will be forced to liquidate its assets. In the event of liquidation, the only recourse will typically be against the property securing the DIP loan.

Mezzanine Loans. Mezzanine loans are secured by the stock of the company that owns the assets acquired with the proceeds of the loan. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure. Because mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure, they are subject to the additional risk that the cash flow of the related borrower and any property securing the loan may be insufficient to repay the loan after the related borrower pays off any senior obligations. In addition, they are often used by smaller companies that may be highly leveraged, and in turn may be subject to a higher risk of default. Investment in mezzanine loans is a specialized practice that depends more heavily on independent credit analysis than investments in other fixed-income securities.

Lending Portfolio Securities

For the purpose of achieving income, the Fund may lend its portfolio securities, provided (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents (cash, U.S. Government securities, negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned, (2) the Fund may at any time call the loan and obtain the return of securities loaned, (3) the Fund will receive any interest or dividends received on the loaned securities, and (4) the aggregate value of the securities loaned will not at any time exceed one-third of the total assets of the Fund.

Loan Assignments and Participations

The Fund may invest in assignments of and participations in loans issued by banks and other financial institutions.

When the Fund purchases assignments from lending financial institutions, the Fund will acquire direct rights against the borrower on the loan. However, since assignments are generally arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

Participations in loans will typically result in the Fund having a contractual relationship with the lending financial institution, not the borrower. The Fund would have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender of the payments from the borrower. In connection with purchasing a participation, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased a participation. As a result, the Fund purchasing a participation will assume the credit risk of both the borrower and the lender selling the participation. In the event of insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

The Fund may have difficulty disposing of assignments and participations because there is no liquid market for such investments. The lack of a liquid secondary market will have an adverse impact on the value of such investments and on the Fund’s ability to dispose of particular assignments or participations when necessary to meet the Fund’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid market for assignments and participations may also make it more difficult for the Fund to assign a value to these investments for purposes of valuing the Fund’s portfolio and calculating its net asset value.

The Fund may invest in fixed and floating rate loans (“Loans”) arranged through private negotiations between a foreign government (a “Borrower”) and one or more financial institutions (“Lenders”). The Fund’s investments in Loans are expected to be mostly in the form of participations in Loans (“Participations”) and assignments of portions of Loans from third parties (“Assignments”). Participations typically will result in the Fund having a contractual relationship only with the Lender, not with the Borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the Borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the Borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the Borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the Borrower. The Fund will acquire Participations only if the Lender interpositioned between the Fund and the Borrower is determined by the Advisor or Sub-Adviser to be creditworthy.

When the Fund purchases Assignments from Lenders, the Fund will acquire direct rights against the Borrower on the Loan. However, since Assignments are generally arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

There are risks involved in investing in Participations and Assignments. The Fund may have difficulty disposing of them because there is no liquid market for such investments. The lack of a liquid secondary market will have an adverse impact on the value of such investments and on the Fund’s ability to dispose of particular Participations or Assignments when necessary to meet the Fund’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the Borrower. The lack of a liquid market for Participations and Assignments also may make it more difficult for the Fund to assign a value to these securities for purposes of valuing the Fund’s portfolio and calculating its net asset value.

Master Limited Partnerships

The Fund may invest up to 10% of its assets in Master Limited Partnerships (“MLPs”). MLPs are limited partnerships or limited liability companies, whose partnership units or limited liability interests are listed and traded on a U.S. securities exchange and are treated as publicly traded partnerships for federal income tax purposes. To qualify to be treated as a “publicly traded partnership” that is not subject to taxation as a corporation for federal income tax purposes, an MLP must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended (the “Code”). In addition to qualifying sources that produce interest, dividends and real property rents, these qualifying sources also include income producing activities such as the exploration, development, mining, production, processing, refining, transportation, storage, and marketing of mineral or natural resources. MLPs that are formed as limited liability companies generally have two analogous classes of owners, the managing member and the members. For purposes of this section, references to general partners also apply to managing members and references to limited partners also apply to members. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an equity interest of as much as 2% in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the MLP through ownership of common units and have a limited role in the MLP’s operations

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership’s cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.

General partner interests of MLPs are typically retained by an MLP’s original sponsors, such as its founders, corporate partners, entities that sell assets to the MLP and investors such as us. A holder of general partner interests can be liable under certain circumstances for amounts greater than the amount of the holder’s investment in the general partner interest. General partner interests often confer direct board participation rights, and in many cases, operating control, over the MLP. These interests themselves are not publicly traded, although they may be owned by publicly traded entities. General partner interests receive cash distributions, typically 2% of the MLP’s aggregate cash distributions, which are contractually defined in the partnership agreement. In addition, holders of general partner interests typically hold incentive distribution rights (“IDRs”), which provide them with a larger share of the aggregate MLP cash distributions as the distributions to limited partner unit holders are increased to prescribed levels. General partner interests generally cannot be converted into common units. The general partner interest can be redeemed by the MLP if the MLP unitholders choose to remove the general partner, typically with a supermajority vote by limited partner unitholders.

Mortgage-Backed Securities

The Fund may invest in mortgage-backed securities (“MBS”). MBS represent participation interests in pools of one-to-four family residential mortgage loans originated by private mortgage originators. Traditionally, residential MBS have been issued by governmental agencies such as Ginnie Mae, Fannie Mae and Freddie Mac. The Fund does not intend to invest in commercial mortgage-backed securities. Non-governmental entities that have issued or sponsored residential mortgage-backed securities offerings include savings and loan associations, mortgage banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing.

While residential loans do not typically have prepayment penalties or restrictions, they are often structured so that subordinated classes may be locked out of prepayments for a period of time. However, in a period of extremely rapid prepayments, during which senior classes may be retired faster than expected, the subordinated classes may receive unscheduled payments of principal and would have average lives that, while longer than the average lives of the senior classes, would be shorter than originally expected. The types of residential mortgage-backed securities in which the Fund may invest may include the following:

Guaranteed Mortgage Pass-Through Securities. The Fund may invest in mortgage pass-through securities representing participation interests in pools of residential mortgage loans originated by the U.S. government and guaranteed, to the extent provided in such securities, by the U.S. government or one of its agencies or instrumentalities. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. The guaranteed mortgage pass-through securities in which the Fund will invest are those issued or guaranteed by Ginnie Mae, Fannie Mae and Freddie Mac.

Private Mortgage Pass-Through Securities. Private mortgage pass-through securities (“Private Pass-Throughs”) are structured similarly to Ginnie Mae, Fannie Mae and Freddie Mac mortgage pass-through securities described above and are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Private Pass-Throughs are usually backed by a pool of conventional fixed rate or adjustable rate mortgage loans. Since Private Pass-Throughs typically are not guaranteed by an entity having the credit status of Ginnie Mae, Fannie Mae or Freddie Mac, such securities generally are structured with one or more types of credit enhancement.

Collateralized Mortgage Obligations. (“CMOs”) are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac Certificates, but may also be collateralized by whole loans or Private Pass-Throughs (such collateral collectively hereinafter referred to as “Mortgage Assets”).

Multi-class pass-through securities are equity interests in a pool of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include multi-class pass-through securities. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the Fund to pay debt service on the CMOs or make scheduled distributions on the multi-class pass-through securities. CMOs may be sponsored by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Under current law, every newly created CMO issuer must elect to be treated for federal income tax purposes as a Real Estate Mortgage Investment Conduit.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a “tranche,” is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full.

The Fund may also invest in, among others, parallel pay CMOs and Planned Amortization Class CMOs (PAC Bonds). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its payments of a specified amount of principal on each payment date.

Ginnie Mae Certificates. Ginnie Mae is a wholly owned corporate instrumentality of the U.S. government within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the “Housing Act”), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 (“FHA Loans”), or guaranteed by the Veterans’ Administration under the Servicemen’s Readjustment Act of 1944, as amended (“VA Loans”), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the U.S. government is pledged to the payment of all amounts that may be required to be paid under any guarantee.

The Ginnie Mae Certificates will represent a pro rata interest in one or more pools of the following types of mortgage loans: (i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multifamily residential properties under construction; (vi) mortgage loans on completed multifamily projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower’s monthly payments during the early years of the mortgage loans (“buydown” mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes. All of these mortgage loans will be FHA Loans or VA Loans and, except as otherwise specified above, will be fully amortizing loans secured by first liens on one-to-four family housing units.

Fannie Mae Certificates. Fannie Mae is a federally chartered and privately-owned corporation organized and existing under the Federal National Mortgage Association Charter Act. Fannie Mae was originally established in 1938 as a U.S. government agency to provide supplemental liquidity to the mortgage market and was transformed into a stockholder-owned and privately managed corporation by legislation enacted in 1968. Fannie Mae provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby replenishing their funds for additional lending. Fannie Mae acquires funds to purchase home mortgage loans from many capital market investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

Each Fannie Mae Certificate entitles the registered holder thereof to receive amounts representing such holder’s pro rata interest in scheduled principal payments and interest payments (at such Fannie Mae Certificate’s pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), and any principal prepayments on the mortgage loans in the pool represented by such Fannie Mae Certificate and such holder’s proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan. The full and timely payment of principal of and interest on each Fannie Mae Certificate will be guaranteed by Fannie Mae, which guarantee is not backed by the full faith and credit of the U.S. government. In order to meet its obligations under such guarantee, Ginnie Mae is authorized to borrow from the U.S. Treasury with no limitations as to amount.

Each Fannie Mae Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans; (iii) fixed rate graduated payment mortgage loans; (iv) variable rate California mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed rate mortgage loans secured by multifamily projects. On September 7, 2008, the U.S. Treasury Department and the Federal Housing Finance Authority (the “FHFA”) announced that Fannie Mae and Freddie Mac had been placed into conservatorship, a statutory process designed to stabilize a troubled institution with the objective of returning the entity to normal business operations. The U.S. Treasury Department and the FHFA at the same time established a secured lending facility and a Secured Stock Purchase Agreement with both Fannie Mae and Freddie Mac to ensure that each entity had the ability to fulfill its financial obligations. The FHFA announced that it does not anticipate any disruption in pattern of payments or ongoing business operations of Fannie Mae or Freddie Mac.

Freddie Mac Certificates. Freddie Mac is a corporate instrumentality of the U.S. government created pursuant to the Emergency Home Finance Act of 1970, as amended (the “FHLMC Act”). Freddie Mac was established primarily for the purpose of increasing the availability of mortgage credit for the financing of needed housing. The principal activity of Freddie

Mac currently consists of the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and the resale of the mortgage loans so purchased in the form of mortgage securities, primarily Freddie Mac Certificates.

Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate, whether or not received. Freddie Mac also guarantees to each registered holder of a Freddie Mac Certificate ultimate collection of all principal amounts of the related mortgage loans, without any offset or deduction, but does not generally guarantee the timely payment of scheduled principal. Freddie Mac may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following (i) foreclosure sale, (ii) payment of a claim by any mortgage insurer, or (iii) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for acceleration of payment of principal. The obligations of Freddie Mac under its guarantee are obligations solely of Freddie Mac and are not backed by the full faith and credit of the U.S. government.

Freddie Mac Certificates represent a pro rata interest in a group of mortgage loans (a “Freddie Mac Certificate group”) purchased by Freddie Mac. The mortgage loans underlying the Freddie Mac Certificates will consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one-to-four family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

Federal Home Loan Bank Securities. The Federal Home Loan Bank system (“FHLB”) was created in 1932 pursuant to the Federal Home Loan Bank Act. FHLB was created to support residential mortgage lending and community investment. FHLB consists of 12 member banks which are owned by over 8,000 member community financial institutions. FHLB provides liquidity for housing finance and community development by making direct loans to these community financial institutions, and through two FHLB mortgage programs, which help expand home ownership by giving lenders an alternative option for mortgage funding. Each member financial institution (typically a bank or savings and loan) is a shareholder in one or more of 12 regional FHLB banks, which are privately capitalized, separate corporate entities. Federal oversight, in conjunction with normal bank regulation and shareholder vigilance, assures that the 12 regional Banks will remain conservatively managed and well capitalized. FHLB banks are among the largest providers of mortgage credit in the U.S.

FHLB is also one of the world’s largest private issuers of fixed-income debt securities, and the Office of Finance serves as FHLB’s central debt issuance facility. Debt is issued in the global capital markets and the Fund is channeled to member financial institutions to fund mortgages, community development, and affordable housing.

Securities issued by FHLB are not obligations of the U.S. government and are not guaranteed by the U. S. government. FHLB may issue either bonds or discount notes. The securities, issued pursuant to the Act, are joint and several unsecured general obligations of FHLB banks. The bonds or discount notes will not limit other indebtedness that FHLB banks may incur, and they will not contain any financial or similar restrictions on FHLB banks or any restrictions on their ability to secure other indebtedness. Under the Federal Home Loan Bank Act, FHLB banks may incur other indebtedness such as secured joint and several obligations of FHLB banks and unsecured joint and several obligations of FHL Banks, as well as obligations of individual FHLB banks (although current Federal Housing Finance Board rules prohibit their issuance).

Municipal Securities

The Fund may invest in securities issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. Although the interest earned on many municipal securities is exempt from federal income tax, the Fund may invest in taxable municipal securities.

Municipal securities share the attributes of a debt/fixed income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The municipal securities which the Fund may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer’s general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor).

Under the Code, certain limited obligation bonds are considered “private activity bonds” and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability.

Options

The Fund may utilize call and put options, on securities and/or futures, to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund’s portfolio and to generate income or gain for the Fund. The ability of the Fund to successfully utilize options will depend on the Adviser’s, Sub-Adviser’s or Futures Trading Adviser’s ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these techniques and instruments.

The Fund may write (sell) covered call options and covered put options and purchase call and put options. The purpose of engaging in options transactions is to reduce the effect of price fluctuations of the securities owned by the Fund (and involved in the options) on the Fund’s NAV per share and to generate additional revenues.

A covered call option is an option sold on a security owned by the seller of the option in exchange for a premium. A call option gives the purchaser of the option the right to buy the underlying securities at the exercise price during the option period. If the option is exercised by the purchaser during the option period, the seller is required to deliver the underlying security against payment of the exercise price. The seller’s obligation terminates upon expiration of the option period or when the seller executes a closing purchase transaction with respect to such option. Call options on securities which the Fund sells (writes) will be covered or secured, which means that the Fund will own the underlying security or, to the extent it does not hold such a security, will maintain a segregated account with the Fund’s custodian consisting of liquid securities sufficient to assure the Fund’s performance with respect to the written option. When the Fund writes a covered call option, it profits from the premium paid by the buyer but gives up the opportunity to profit from an increase in the value of the underlying security above the exercise price. At the same time, the seller retains the risk of loss from a decline in the value of the underlying security during the option period. Although the seller may terminate its obligation by executing a closing purchase transaction, the cost of effecting such a transaction may be greater than the premium received upon its sale, resulting in a loss to the seller if such an option expires unexercised, the seller realizes a gain equal to the premium received. Such a gain may be offset or exceeded by a decline in the market value of the underlying security during the option period. If an option is exercised, the exercise price, the premium received, and the market value of the underlying security determine the gain or loss realized by the seller.

When the Fund sells a covered put option, it has the obligation to buy, and the purchaser of the put the right to sell, the underlying security at the exercise price during the option period. To cover a put option, the Fund holds a short position in the refence security or deposits U.S. government securities (or other liquid securities) in a segregated account at its custodian. The value of the deposited securities is marked to market daily and, if necessary, additional assets are placed in the segregated account to assure Fund performance with respect to the written put option. The Fund maintains the segregated account so long as it is obligated as the seller. The obligation of the Fund is terminated when the purchaser exercises the put option, when the option expires or when a closing purchase transaction is effected by the Fund. The Fund’s gain on the sale of a put option is limited to the premium received plus interest earned on its segregated account. The Fund’s potential loss on a put option is determined by taking into consideration the exercise price of the option, the market price of the underlying security when the put is exercised, the premium received, and the interest earned on its segregated account. Although the Fund risks a substantial loss if the price of the security on which it has sold a put option drops suddenly, it can protect itself against serious loss by entering into a closing purchase transaction. The degree of loss will depend upon the Fund’s ability to detect the movement in the security’s price and to execute a closing transaction at the appropriate time.

The Fund will write options on such portion of its portfolio as management determines what is appropriate in seeking to attain the Fund’s objective. The Fund will write options when management believes that a liquid secondary market will exist on a national securities exchange for options of the same series so that the Fund can effect a closing purchase transaction if it desires to close out its position. Consistent with the investment policies of the Fund, a closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called or to permit the sale of the underlying security. Effecting a closing purchase transaction will permit the Fund to write another option on the underlying security with either a different exercise price or expiration date or both.

The Fund may purchase put options to protect against declines in the market value of portfolio securities or to attempt to retain unrealized gains in the value of portfolio securities. Put options might also be purchased to facilitate the sale of portfolio securities. The Fund may purchase call options as a temporary substitute for the purchase of individual securities, which then could be purchased in orderly fashion. Upon the purchase of the securities, the Fund would normally terminate the call position. The purchase of both put and call options involves the risk of loss of all or part of the premium paid. If the price of the underlying security does not rise (in the case of a call) or drop (in the case of a put) by an amount at least equal to the premium paid for the option contract, the Fund will experience a loss on the option contract equal to the deficiency.

Preferred Stock

Preferred stocks are securities that have characteristics of both common stocks and corporate bonds. Preferred stocks may receive dividends, but payment is not guaranteed as with a bond. These securities may be undervalued because of a lack of analyst coverage resulting in a high dividend yield or yield to maturity. The risks of preferred stocks are a lack of voting rights, and the Adviser or Sub-Adviser may incorrectly analyze the security, resulting in a loss to the Fund. Furthermore, preferred stock dividends are not guaranteed, and management can elect to forego the preferred dividend, resulting in a loss to the Fund.

Publicly Traded Partnerships

The Fund may invest in publicly traded partnerships (“PTPs”). PTPs are limited partnerships the interests in which (known as “units”) are traded on public exchanges, just like corporate stock. PTPs are limited partnerships that provide an investor with a direct interest in a group of assets (generally, oil and gas properties). Publicly traded partnership units typically trade publicly, like stock, and thus may provide the investor more liquidity than ordinary limited partnerships. Publicly traded partnerships are also called master limited partnerships and public limited partnerships. A limited partnership has one or more general partners (they may be individuals, corporations, partnerships or another entity) which manage the partnership, and limited partners, which provide capital to the partnership but have no role in its management. When an investor buys a unit in a PTP, he or she becomes a limited partner. PTPs are formed in several ways. A non-traded partnership may decide to go public. Several non-traded partnerships may “roll up” into a single PTP. A corporation may spin off a group of assets or part of its business into a PTP of which it is the general partner, either to realize what it believes to be the assets’ full value or as an alternative to issuing debt. A corporation may fully convert to a PTP, although since 1986 the tax consequences have made this unappealing; or, a newly formed company may operate as a PTP from its inception.

There are different types of risks to investing in PTPs including regulatory risks and interest rate risks. Currently most partnerships enjoy pass through taxation of their income to partners, which avoids double taxation of earnings. If the government were to change PTP business tax structure, unitholders would not be able to enjoy the relatively high yields in the sector for long. In addition, PTP’s which charge government-regulated fees for transportation of oil and gas products through their pipelines are subject to unfavorable changes in government-approved rates and fees, which could affect a PTPs revenue stream negatively. PTPs also carry some interest rate risks. During increases in interest rates, PTPs may not produce decent returns to shareholders.

Options on Foreign Currencies

The Fund may invest in call and put options on domestic and foreign securities and foreign currencies. The Fund may purchase and write call and put options on foreign currencies as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which portfolio securities of the Fund may be denominated, or as an investment strategy. A call option on a foreign currency gives the purchaser the right to buy, and a put option the right to sell, a certain amount of foreign currency at a specified price during a fixed period of time. The Fund may enter into closing sale transactions with respect to such options, exercise them, or permit them to expire.

The Fund may employ hedging strategies with options on currencies before the Fund purchases a foreign security denominated in the hedged currency, during the period the Fund holds the foreign security, or between the day the foreign security is purchased or sold and the date on which payment therefore is made or received. Hedging against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions reduce or preclude the opportunity for gain if the value of the hedged currency should increase relative to the U.S. dollar. The Fund will purchase options on foreign currencies for hedging purposes and may also speculate in options on foreign currencies. The Fund may invest in options on foreign currencies which are either listed on a domestic securities exchange or traded on a recognized foreign exchange.

An option position on a foreign currency may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Fund will typically purchase exchange-traded options, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. In the event that no liquid secondary market exists, it might not be possible to affect closing transactions in particular options. If the Fund cannot close out an exchange-traded option which it holds, it would have to exercise its option in order to realize any profit and would incur transactional costs on the sale of the underlying assets.

Real Estate Investment Trusts

The Fund may invest in Real Estate Investment Trusts (“REITs”), equity interests or debt obligations issued by REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. The Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income under the Code and failing to maintain their exemption from registration under the 1940 Act.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investment in such loans will gradually align themselves to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed-rate obligations.

Investment in REITs involves risks similar to those associated with investing in small capitalization companies. These risks include:

●	limited financial resources;

●	infrequent or limited trading;

●	more abrupt or erratic price movements than larger company securities; and

●	in addition, small capitalization stocks, such as REITs, historically have been more volatile in price than the larger capitalization stocks included in the S&P 500 Index.

Repurchase Agreements

The Fund may enter into repurchase agreements with banks that are members of the Federal Reserve System or securities dealers that are members of a national securities exchange or are primary dealers in U.S. government securities. Repurchase agreements generally are for a short period of time, usually less than a week. Under a repurchase agreement, the Fund purchases a U.S. government security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the Fund’s holding period. While the maturities of the underlying securities in repurchase agreement transactions may be more than one year, the term of each repurchase agreement will always be less than one year. Repurchase agreements with a maturity of more than seven days are considered to be illiquid investments. The Fund may not enter into such a repurchase agreement if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid investments.

The Fund will always receive, as collateral, securities whose market value, including accrued interest, at all times will be at least equal to 100% of the dollar amount invested by the Fund in each repurchase agreement. In the event of default or bankruptcy by the seller, the Fund will liquidate those securities (whose market value, including accrued interest, must be at least 100% of the amount invested by the Fund) held under the applicable repurchase agreement, which securities constitute collateral for the seller’s obligation to repurchase the security. If the seller defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy or similar proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited.

Reverse Repurchase Transactions

The Fund may borrow by entering into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed price. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing liquid high-grade securities, marked-to-market daily, having a value not less than the repurchase price (including accrued interest). Reverse repurchase agreements involve the risk that the market value of securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obliged to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities. During that time, the Fund’s use of the proceeds of the reverse repurchase agreement effectively may be restricted. Reverse repurchase agreements create leverage, a speculative factor, and are considered borrowings for the purpose of the Fund’s limitation on borrowing.

Rights

Rights are usually granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued to the public. The right entitles its holder to buy common stock at a specified price. Rights have similar features to warrants, except that the life of a right is typically much shorter, usually a few weeks. The Adviser or Sub-Adviser believes rights may become underpriced if they are sold without regard to value and if analysts do not include them in their research. The risk in investing in rights is that the Adviser or Sub-Adviser might miscalculate their value resulting in a loss to the Fund. Another risk is the underlying common stock may not reach the Adviser’s or Sub-Adviser’s anticipated price within the life of the right.

Short Sales

The Fund may seek to realize additional gains or hedge investments by selling a security short. A short sale is a transaction in which the Fund sells a security that it does not own in anticipation of a decline in the market price of the security. To complete the short sale, the Fund must arrange through a broker to borrow the security in order to deliver it to the buyer. The Fund is obligated to replace the borrowed security by purchasing it at a market price at or prior to the time it must be returned to the lender. The price at which the Fund is required to replace the borrowed security may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest attributable to the borrowed security that may accrue during the period of the loan. To borrow the security, the Fund may be required to pay a premium, which would increase the cost of the security sold. Until the short position is closed out, the Fund will also incur fees and other transaction costs.

The net proceeds of the short sale plus any additional cash collateral will be retained by the broker to the extent necessary to meet margin requirements and provide a collateral cushion in the event that the value of the security sold short increases. The Fund will receive the net proceeds after it closes out the short position by replacing the borrowed security. Until the Fund closes the short position, the Fund also must maintain a segregated account with its custodian consisting of cash or other liquid securities to assurance Fund performance. The assets in the segregated account are marked to market daily. The short sale proceeds held by the broker and the segregated account with the custodian will not necessarily limit the Fund’s potential loss on a short sale, which is unlimited.

The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividend, interest or expenses the Fund may be required to pay in connection with the short sale. There can be no assurance that the Fund will be able to close out a short position at any particular time or at an acceptable price.

Structured Notes, Bonds and Debentures.

The Fund may invest in structured notes, bonds and debentures. Typically, the value of the principal and/or interest on these instruments is determined by reference to changes in the value of specific currencies, interest rates, commodities, indexes or other financial indicators (the “Reference”) or the relevant change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of the Fund’s entire investment. The value of structured securities may move in the same or the opposite direction as the value of the Reference, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference, so that the security may be more or less volatile than the Reference, depending on the multiple. Consequently, structured securities may entail a greater degree of market risk and volatility than other types of debt obligations.

Structured Note Risk. The Fund may seek investment exposure to sectors through structured notes that may be exchange traded or may trade in the over-the-counter market. These notes are typically issued by banks or brokerage firms and have interest and/or principal payments which are linked to changes in the price level of certain assets or to the price performance of certain indices. The value of a structured note will be influenced by time to maturity, level of supply and demand for this type of note, interest rate and market volatility, changes in the issuer’s credit quality rating, and economic, legal, political, or events that affect the industry. In addition, there may be a lag between a change in the value of the underlying reference asset and the value of the structured note. Structured notes may also be subject to counterparty risk. The Fund may also be exposed to increased transaction costs when it seeks to sell such notes in the secondary market.

STRIPS

The Federal Reserve creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the coupon payments and the principal payment from an outstanding Treasury security and selling them as individual securities. To the extent the Fund purchases the principal portion of the STRIP, the Fund will not receive regular interest payments. Instead, they are sold at a deep discount from their face value. The Fund will accrue income on such STRIPS for tax and accounting purposes, in accordance with applicable law, which income is distributable to shareholders. Because no cash is received at the time such income is accrued, the Fund may be required to liquidate other Fund securities to satisfy its distribution obligations. Because the principal portion of the STRIP does not pay current income, its price can be very volatile when interest rates change. In calculating its dividend, the Fund takes into account as income a portion of the difference between the principal portion of the STRIP’s purchase price and its face value.

Swap Agreements

The Fund may enter into swap agreements for purposes of attempting to gain exposure to equity, debt, commodities or other asset markets without actually purchasing those assets, or to hedge a position. Swap agreements are typically two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

Most swap agreements entered into by the Fund calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). Payments may be made at the conclusion of a swap agreement or periodically during its term.

Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, if a swap is entered into on a net basis, if the other party to a swap agreement defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any.

The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to a swap agreement entered into on a net basis will be accrued daily and an amount of cash or liquid asset having an aggregate NAV value at least equal to the accrued excess will be maintained in an account with the Custodian. The Fund will also establish and maintain such accounts with respect to its total obligations under any swaps that are not entered into on a net basis.

Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for the Fund’s illiquid investment limitations. The Fund will not enter into any swap agreement unless the Adviser or Sub-Adviser believes that the other party to the transaction is creditworthy. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

The Fund may enter into a swap agreement in circumstances where the Adviser or Sub-Adviser believes that it may be more cost effective or practical than buying the securities represented by such index or a futures contract or an option on such index. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer. The counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks represented in the index, plus the dividends that would have been received on those stocks. The Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments that are traded in the OTC market.

Time Deposits and Variable Rate Notes

The Fund may invest in fixed time deposits, whether or not subject to withdrawal penalties.

The commercial paper obligations which the Fund may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a “Master Note”) permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between the Fund as Lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. The Fund has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the Fund and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. Except as specifically provided in the Prospectus, there is no limitation on the type of issuer from whom these notes may be purchased; however, in connection with such purchase and on an ongoing basis, the Fund’s Adviser or Sub-Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Variable rate notes are subject to the Fund’s investment restriction on illiquid securities unless such notes can be put back to the issuer on demand within seven days.

U.S. Government Securities

The Fund may invest in U.S. government securities. These securities may be backed by the credit of the government as a whole or only by the issuing agency. U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association (Ginnie Mae), are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities. Other securities issued by U.S. government agencies or instrumentalities, such as securities issued by the Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation (Freddie Mac), are supported only by the credit of the agency that issued them, and not by the U.S. government. Securities issued by the Federal Farm Credit System, the Federal Land Banks, and the Federal National Mortgage Association (Fannie Mae) are supported by the agency’s right to borrow money from the U.S. Treasury under certain circumstances but are not backed by the full faith and credit of the U.S. government.

The Fund’s investments in U.S. Government securities may include agency step-up obligations. These obligations are structured with a coupon rate that “steps-up” periodically over the life of the obligation. Step-up obligations typically contain a call option, permitting the issuer to buy back the obligation upon exercise of the option. Step-up obligations are designed for investors who are unwilling to invest in long-term securities in a low interest rate environment. Step-up obligations are used in an attempt to reduce the risk of a price decline should interest rates rise significantly at any time during the life of the obligation. However, step-up obligations also carry the risk that market interest rates may be significantly below the new, stepped-up coupon rate. If this occurs, the issuer of the obligation likely will exercise the call option, leaving investors with cash to reinvest. As a result, these obligations may expose the Fund to the risk that proceeds from a called security may be reinvested in another security paying a lower rate of interest.

Warrants

Warrants are securities that are usually issued with a bond or preferred stock but may trade separately in the market. A warrant allows its holder to purchase a specified amount of common stock at a specified price for a specified time. The risk in investing in warrants is the Adviser or Sub-Adviser might miscalculate their value, resulting in a loss to the Fund. Another risk is the warrants will not realize their value because the underlying common stock does reach the Adviser’s or Sub-Adviser’s anticipated price within the life of the warrant.

When-Issued, Forward Commitments and Delayed Settlements

The Fund may purchase and sell securities on a when-issued, forward commitment or delayed settlement basis. In this event, the Fund’s custodian will segregate liquid assets equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, the Fund subsequently may be required to segregate additional assets in order to assure that the value of the account remains equal to the amount of the Fund’s commitment. It may be expected that the Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

The Fund does not intend to engage in these transactions for speculative purposes but only in furtherance of its investment objectives. Because the Fund will segregate liquid assets to satisfy its purchase commitments in the manner described, the Fund’s liquidity and the ability of the Adviser or Sub-Adviser to manage them may be affected in the event the Fund’s forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 15% of the value of its net assets.

The Fund will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases, the Fund may realize a taxable capital gain or loss. When the Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchasing until it has paid for and delivered on the settlement date.

Wholly Owned Subsidiary

The Fund may invest up to 25% of its total assets in a wholly owned and controlled Cayman Islands subsidiary (the “Subsidiary”), which is expected to invest primarily in commodity and financial futures, as well as fixed income securities and other investments intended to serve as margin or collateral for the Subsidiary’s derivatives positions. As a result, the Fund may be considered to be investing indirectly in these investments through the Subsidiary. For that reason, and for the sake of convenience, references in this SAI to the Fund may also include the Subsidiary.

The Subsidiary will not be registered under the 1940 Act but will be subject to certain of the investor protections of the 1940 Act, as noted in this SAI. The Adviser has on behalf of the Subsidiary, filed a notice with the CFTC and the NFA claiming exemption from the CFTC’s reporting requirements in accordance with Part 4 of the CFTC regulations pursuant to no-action relief for certain subsidiaries of registered investment companies. Under this no-action letter guidance, the CFTC provides relief relating to CFTC reporting requirements for commodity pools, such as the Subsidiary, which are wholly owned subsidiaries of registered investment companies (such as the Fund). The Adviser also claims exemption from the CFTC’s disclosure and reporting requirements in accordance with Part 4 of the CFTC regulations, which provide relief relating to CFTC disclosure and reporting requirements for commodity pools, such as the Subsidiary, that are operated by a commodity pool operator that is the same as, controls, is controlled by or is under common control with the commodity pool operator of an offered pool (such as the Fund).

Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as described in this SAI and could negatively affect the Fund and its shareholders. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, the Fund shareholders would likely suffer decreased investment returns.

Regulation as a Commodity Pool Operator

The Fund is a “commodity pool” under the U.S. Commodity Exchange Act. With respect to the Fund, the Adviser is a “commodity pool operator” registered with and regulated by the Commodity Futures Trading Commission (“CFTC”). As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations apply to the Fund.

Portfolio Turnover

The Fund may sell a portfolio investment soon after its acquisition if the Adviser or Sub-Adviser believes that such a disposition is consistent with attaining the investment objective of the Fund. Fund investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A high rate of portfolio turnover (over 100%) may involve correspondingly greater transaction costs, which must be borne directly by the Fund and ultimately by its shareholders. High portfolio turnover may result in the realization of substantial net capital gains. To the extent short-term capital gains are realized, distributions attributable to such gains will be ordinary income for federal income tax purposes. The Fund’s portfolio turnover rate for the fiscal year ended June 30, 2026 was 25.75% and for the fiscal year ended June 30, 2025 was 3.11%. It is expected that the Fund’s portfolio turnover rate may vary and may exceed 100% on an annual basis.

Investment Restrictions

Fundamental Investment Limitations. The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental (“Fundamental”) (i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund). As used in the Prospectus and this SAI, the term “majority” of the outstanding shares of the Fund means the lesser of: (1) 67% or more of the outstanding shares of the Fund present at a meeting if the holders of more than 50% of the outstanding shares of the Fund is present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices, which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy, are considered non-fundamental (“Non-Fundamental”).

1.	Borrowing Money. The Fund will not borrow money, except: (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

2.	Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to be similar to the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

3.	Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

4.	Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5.	Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts on commodities, from investing in securities or other instruments backed by commodities or from investing in companies, which are engaged in a commodities business or have a significant portion of their assets in commodities.

6.	Loans. The Fund will not make loans to other persons, except: (a) by loaning portfolio securities (limited at any given time to no more than one-third of the Fund’s total assets); (b) by engaging in repurchase agreements; or (c) by purchasing non-publicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7.	Concentration. The Fund will not invest 25% or more of its total assets in a particular industry or group of industries. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the

Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

MANAGEMENT OF THE FUND

The Board of Trustees supervises the business activities of the Trust and appoints the officers. Each Trustee serves as a trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed. As of the date of this SAI, the Fund is one of 20 series in the Trust The Board will generally meet at least four times a year to review the progress and status of the Fund.

Board Leadership Structure

The Trust is led by Catherine Ayers-Rigsby, who has served as the Chairperson of the Board and President since November 2012. Ms. Ayers-Rigsby is an interested person of the Trust under the 1940 Act by virtue of her status as an interested person (officer) of the Trust’s investment adviser and its principal underwriter. The Board of Trustees is comprised of two interested person Trustees (“Interested Trustees”) and three independent Trustees, those who are not interested persons of the Trust under the 1940 Act (“Independent Trustees”). The Independent Trustees have not selected a Lead Independent Trustee. Additionally, because certain 1940 Act governance guidelines may apply to the Trust from time to time, the Independent Trustees will meet in executive session, at least quarterly. Under the Trust’s Agreement and Declaration of Trust and By-Laws, the Chairperson of the Board, in her capacity as a Trustee and officer is generally responsible for (a) presiding at board meetings, (b) calling special meetings on an as-needed basis, (c) execution and administration of Trust policies including (i) setting the agendas for board meetings and (ii) providing information to board members in advance of each board meeting and between board meetings. Generally, the Trust believes it best to have an executive Chairperson of the Board, who also serves as President (principal executive officer) and who is seen by our shareholders, business partners and other stakeholders as providing strong leadership. The Trust believes that the Chairperson, the independent chair of the Audit Committee, and, as an entity, the full Board of Trustees, provide effective leadership that is in the best interests of the Trust, its Fund and each shareholder because of the Board’s collective business acumen and strong understanding of the regulatory framework under which investment companies must operate.

Board Risk Oversight

The Board of Trustees is comprised of two Interested Trustees and three Independent Trustees with a standing independent Audit Committee with a separate chair. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary. The Audit Committee considers financial and reporting risk within its area of responsibility. Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Trustee Qualifications

Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills. Ms. Ayers-Rigsby has over 25 years of business experience in the investment management and brokerage business and possesses a strong understanding of the regulatory framework under which investment companies must operate. Mr. Brian S. Humphrey has over a decade of business experience in the financial services technology industry and brokerage business and is familiar with the regulatory framework and restrictions under which a fund must operate. Mr. Felix Rivera has over 20 years of business experience in the investment management and brokerage business and possesses a strong understanding of the regulatory framework under which investment companies must operate. Mr. David Feldman has over two decades of business experience in the financial services industry and brokerage business and is familiar with the regulatory framework and restrictions under which a fund must operate. Mr. Charles R. Ranson has more than 20 years’ experience in strategic analysis and planning, risk assessment, and capital formation in the operation of complex organizations and entrepreneurial ventures. The Trust does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the collective experience of each Trustee makes them each highly qualified.

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act.

Independent Trustees

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office/ Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee Past Five Years
Charles R. Ranson Born: 1947	Trustee	Indefinite, since November 2012	Principal, Ranson & Associates (business consultancy) (Since 2003)	21	Northern Lights Fund Trust IV (39 series) (Since July 2015)
Felix Rivera Born: 1963	Trustee	Indefinite, since November 2012	Managing Partner, Independent Channel Advisors, LLC consultancy Practice), (since January 2011)	21	Alternative Assets Fund (since Nov. 2022); Roundhill ETF Trust (since October 2023)
David Feldman Born: 1963	Trustee	Indefinite, Since September 2017	Independent Consultant (since January 2015).	21	None

1.	Unless otherwise specified, the mailing address of each Trustee is c/o Advisors Preferred Trust, 2273 Research Blvd., Suite 350, Rockville, MD 20850.
2.	The “Fund Complex” consists of registered investment companies for which Advisors Preferred LLC serves as investment adviser, the Trust (20 series) and The North Country Funds (1 series).

The following table provides information regarding each Trustee and Officer who is an “interested person” of the Trust, as defined in the 1940 Act, and each officer of the Trust.

Interested Trustees & Officers

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office/ Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee During Past Five Years
Catherine Ayers-Rigsby[3] Born: 1948	Trustee, Chairperson, President	Indefinite; since November 2012	CEO, Advisors Preferred, LLC (“Advisors Preferred”) (since April 2011); President, Ceros Financial Services, Inc. (“Ceros”) (broker/dealer) (since August 2009); President, Atcap Partners, LLC (“AtCap”) (investment adviser) (since July 2011)	21	None
Brian S. Humphrey[4] Born: 1972	Trustee	Indefinite; since November 2012	Director, Sales & Marketing, Advisors Preferred & Ceros (since January 2011);	21	None
Christine Casares Born: 1975	Treasurer	One Year; since May 2019	Senior Vice President, Tax Administration, Ultimus Fund Solutions, LLC (“Ultimus”) (since February 2025 Vice President, Ultimus (since 2016)	N/A	N/A

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office/ Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee During Past Five Years
Angela Holland Born: 1970	Chief Compliance Officer	One Year; since July 2020	Chief Compliance Officer of: Advisors Preferred (since March 2022); CCO of Ceros (since January 2016); CCO of AtCap (since March 2022);and CCO of Innovation X Advisors, Inc. (investment adviser) (since July 2022); Compliance Manager, Advisors Preferred, LLC (April 2012-March 2022); Compliance Manager, AtCap (April 2012-March 2022)	N/A	N/A
Jimmy Chao Born: 1971	Assistant Treasurer	One Year Since November 2017	Assistant Vice President, Fund Administration Ultimus (since April 2012)	N/A	N/A
Jeff Meacham Born: 1976	Assistant Treasurer	One Year since November 2021	Head Trader and Operations Specialist, Ceros & Advisors Preferred (since April 2021).	N/A	N/A
Daniel Gibson Born: 1984	Assistant Treasurer & Secretary	One Year since November 2021; Since October 2022	Chief Operating Officer Ceros and Advisers Preferred (since January 2026) Directors, Mutual Fund Operations, Advisers Preferred (June 2011 to February 2026) Trading Execution Specialist, Ceros (June 2011 to February 2026)	N/A	N/A
Teresa M. Ritchie Born: 1959	Assistant Secretary	One Year since October 2022	Legal Administrator, Ultimus since May 2012	N/A	N/A

1.	The address of each Trustee is c/o Advisors Preferred Trust, 2273 Research Blvd., Suite 350, Rockville, MD 20850. The address of D, Gibson, A. Holland and J. Meacham is Advisors Preferred Trust. The address of C. Casares, J. Chao, and T. Ritchie is Ultimus Fund Solutions, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788
2.	The “Fund Complex” consists of consists of registered investment companies for which Advisors Preferred LLC serves as investment adviser, the Trust (20 series) and The North Country Funds (1 series).
3.	Ms. Ayers-Rigsby is an interested Trustees because she is an officer of the Trust, an officer of the Trust’s investment adviser and an officer of the Trust’s principal underwriter.
4.	Mr. Humphrey is an interested Trustee because he is an officer of the Trust’s principal underwriter.

The Trust’s Audit Committee consists of Mr. Rivera, Mr. Ranson, and Mr. Feldman. The Audit Committee is responsible for (i) overseeing the accounting and financial reporting policies and practices of the Fund, internal controls and, as appropriate, the internal controls of certain service providers; (ii) overseeing the quality and objectivity of the Fund’s financial statements and the independent audit of the financial statements; and (iii) acting as a liaison between the Fund’s independent auditors and the full Board of Trustees. None of the audit committee members are “Interested” as defined in the 1940 Act. During the fiscal year ended June 30, 2026, the Audit Committee met six times.

The Trust does not have a nominating committee, but the Audit Committee will perform nominating committee functions, when and if needed. The Trust does not intend to accept trustee nominations submitted by shareholders, except as may be required by law. Presently, there is no legal requirement to accept trustee nominations submitted by shareholders.

Compensation

Each Trustee who is not affiliated with the Trust, Adviser or Subadviser receives $72,000 per year plus at least $2,500 minimum per meeting for certain special meetings, which varies based on the matters considered. The foregoing compensation is paid quarterly and for any special meeting as it may occur. Each Trustee is also reimbursed for any reasonable expenses incurred in attending the Meetings. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust.

The table below details the amount of compensation the Trustees received from the Fund during the fiscal year ended June 30, 2026. The Fund pays its proportional amount of the Trustee fees. The Trust does not have a bonus, profit sharing, pension or retirement plan.

Name and Position	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex* Paid to Trustees
Charles R. Ranson	$5,013	None	None	$72,000
Felix Rivera	$5,013	None	None	$72,000
David Feldman	$5,013	None	None	$72,000
Catherine Ayres-Rigsby	None	None	None	None
Brian S. Humphrey	None	None	None	None

*	The term “Fund Complex” consists of registered investment companies for which Advisors Preferred LLC serves as investment adviser, the Trust (20 series) and The North Country Funds (1 series).

Trustee and Management Ownership

As of December 31, 2025, the Trustees beneficially owned the following amounts in the Fund and Fund Complex, respectively:

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Fund Complex*
Charles R. Ranson	None	None
Felix Rivera	None	None
David Feldman	None	None
Catherine Ayers-Rigsby	None	Over $100,000
Brian S. Humphrey	None	$10,001 - $50,000

*	The term “Fund Complex” consists of registered investment companies for which Advisors Preferred LLC serves as investment adviser, the Trust (20 series) and The North Country Funds (1 series).

As of December 31, 2025, the Trustees, as a group, owned less than 1.00% of the Fund’s outstanding shares and less than 1.00% of the Fund Complex’s outstanding shares.

ORGANIZATION AND MANAGEMENT OF WHOLLY OWNED SUBSIDIARY

The Fund may invest up to 25% of its total assets in the Subsidiary. It is expected that the Subsidiary will invest primarily in futures contracts. The Subsidiary is a company organized under the laws of the Cayman Islands, whose registered office is located at the offices of DAMF Fund, Limited, Walkers Corporate Limited, 190 Elgin Avenue, George Town, Grand Cayman KY1-9001, Cayman Islands. The Subsidiary’s affairs are overseen by a board of directors consisting of certain officers of the Trust as indicated below:.

Director	Position/Term of Office*
Teresa Ritchie	Director since June 2023
Christine Casares	Director since June 2023

*	Each Director’s term of office is indefinite until his/her resignation.

The Subsidiary has entered into a separate contract with the Adviser for the management of the Subsidiary’s portfolio. The Adviser has entered into a separate contract with the Futures Trading Adviser for the futures-related investment management of the Subsidiary’s portfolio. The Subsidiary’s financial statements are not audited separately, but are consolidated with those of the Fund, which is audited by Cohen & Company Ltd., the Fund’s independent registered public accounting firm. The Subsidiary has entered into a separate contract with U.S. Bank N.A. to serve as the Subsidiary’s custodian, and with Ultimus to serve as the Subsidiary’s accountant and transfer agent. The Subsidiary has adopted compliance policies and procedures that are substantially similar to the policies and procedures adopted by the Fund. The Fund’s Chief Compliance Officer oversees implementation of the Subsidiary’s policies and procedures and makes periodic reports to the Fund’s Board regarding the Subsidiary’s compliance with its policies and procedures.

The Adviser, Futures Trading Adviser, and Ultimus do not receive compensation from the Subsidiary for their services. The Subsidiary will bear the fees and expenses incurred in connection with the custody, accounting, and transfer agency that it receives. The Fund expects that the expenses borne by the Subsidiary will not be material in relation to the value of the Fund’s assets. It is also anticipated that the Fund’s own expense will be reduced to some extent as a result of the payment of such expenses at the Subsidiary level. It is therefore expected that the Fund’s investment in the Subsidiary will not result in the Fund paying duplicative fees for similar services provided to the Fund and Subsidiary.

CODE OF ETHICS

Pursuant to the requirements of rule 17j-1 under the 1940 Act and in order to protect against certain unlawful acts, practices and courses of business by certain individuals or entities related to the Fund; the Trust, Distributor, Adviser, Sub-Adviser, and Futures Trading Adviser have each adopted a Code of Ethics and procedures for implementing the provisions of their respective code. The personnel of the Trust, Adviser, Sub-Adviser, and Futures Trading Adviser are permitted to purchase securities and instruments including those that may be purchased, held or sold by the Fund, subject to the respective Code of Ethics.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Control Persons

A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledged the existence of control. A shareholder who controls the Fund can determine the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the agreement with the Adviser, Sub-Adviser, or Futures Trading Adviser.

As of October 8, 2026, following shareholders of record owned 5% or more of the Fund’s Shares:

Class of Shares	Name & Address	Percentage of Fund Class
Institutional Class	Charles Schwab INC/FBO 16416412 211 Main Street San Francisco CA 94105	52.89%
	LPL Financial/FBO Cust. Accts/Mutual Funds 4707 Executive Drive San Diego, CA 92121	7.42%

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

The Trustees selected Advisors Preferred LLC (the “Adviser”) to serve as investment adviser to the Fund. The Adviser is wholly owned by DGBM Holdings, LLC (“DGBM”), a Delaware limited liability company. DGBM controls the Adviser.

Subject to the supervision and direction of the Trustees, the Adviser manages the Fund’s securities and investments (directly or through a sub-adviser or futures trading adviser) in accordance with the Fund’s stated investment objectives and policies, makes investment decisions and places orders to purchase and sell securities on behalf of the Fund. The fee paid to the Adviser is governed by an investment advisory agreement (“Management Agreement”) between the Trust, on behalf of the Fund, and the Adviser. Pursuant to an advisory agreement between the Fund and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 1.50% of the average daily net assets of the Fund. For the years ended June 30, 2026, June 30, 2025 the Fund paid $3,209,382; and $2,104,626 in advisory fees. For the fiscal period July 31, 2023 (commencement of operations) through June 30, 2024, the Fund paid $810,975 in advisory fees.

Under the Management Agreement, the Adviser, under the supervision of the Board, agrees to invest the assets of the Fund in accordance with applicable law and the investment objective, policies and restrictions set forth in the Fund’s current Prospectus and SAI, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser. The Adviser shall act as the investment adviser to the Fund and, as such shall, directly or through a sub-adviser or futures trading adviser, (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities here under, (ii) formulate a continuing program for the investment of the assets of the Fund in a manner consistent with its investment objective, policies and restrictions, and (iii) determine from time to time securities and investments to be purchased, sold, retained or lent by the Fund, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Adviser and/or any sub-adviser and/or any futures trading adviser will place orders pursuant to its investment determinations either directly with the issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and to brokers who provide the Adviser and/or any sub-adviser or futures trading adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission or spread than may be charged by other brokers. The Adviser also provides the Trust with all necessary office facilities and Adviser personnel for assisting in the servicing the Fund’s investments, compensates all officers, Trustees and employees of the Trust who are officers, directors or employees of the Adviser, and all personnel of the Trust or the Adviser performing services relating to research, statistical and investment activities. The Management Agreement with respect to the Fund was approved for renewal by the Board of the Trust, including by a majority of the Independent Trustees, at a meeting held on May 20, 2026.

The Management Agreement shall continue from year to year provided such continuance is approved at least annually by (a) a vote of the majority of the Independent Trustees, cast in person at a meeting specifically called for the purpose of voting on such approval and by (b) the majority vote of either all of the Trustees or the vote of a majority of the outstanding shares of the Fund. The Management Agreement may be terminated without penalty on 60 days’ written notice by a vote of a majority of the Trustees or by the Adviser, or by holders of a majority of that Trust’s outstanding shares. The Management Agreement shall terminate automatically in the event of its assignment.

Pursuant to a Liquidity Program Administrator Agreement, the Adviser provides a Liquidity Program Administrator to the Fund to oversee the Trust’s Liquidity Risk Management Program (the “Program”) with respect to the Fund and provides support services related to the Fund’s compliance with Rule 22e-4 under the 1940 Act through the Program. The Adviser is entitled to receive $9,000 per year plus out-of-pocket expenses from the Fund for its services. The Trust and Adviser each indemnify and hold the other party harmless from and against any and all losses, damages, costs, charges, reasonable counsel fees, payments, expenses and liabilities arising out of or attributable to a breach of the agreement or which arise out of lack of good faith, gross negligence or willful misconduct with respect to performance under or in connection with the agreement. The agreement may be terminated by either party on 90 days’ notice.

Pursuant to a Compliance Consulting Agreement, the Adviser provides a Chief Compliance Officer to the Fund to oversee the Fund’s compliance with various securities related laws and regulations and the Code with respect to the Fund and provide support services for oversight of Fund service providers. The Adviser is entitled to receive $15,000 per year, plus out-of-pocket expenses from the Fund for its services. The Trust and Adviser each indemnify and hold the other party harmless from and against any and all losses, damages, costs, charges, reasonable counsel fees, payments, expenses and liabilities arising out of or attributable to a breach of the agreement or which arise out of lack of good faith, gross negligence or willful misconduct with respect to performance under or in connection with the agreement. The agreement may be terminated by either party on 90 days’ notice.

Sub-Adviser

The Trustees and Adviser have selected Dynamic Wealth Group, LLC (the “Sub-Adviser”) as the investment securities Sub-Adviser to the Fund. Bradley Barrie, CFP®, ChFC®, Managing Director and Chief Investment Officer of the Sub-Adviser, indirectly owns more than 25% of the Sub-Adviser and is deemed to control the Sub-Adviser.

Subject to the supervision and direction of the Trustees and the Adviser, the Sub-Adviser manages a portion of the Fund’s securities and investments in accordance with the Fund’s stated investment objectives and policies, makes investment decisions and places orders to purchase and sell securities on behalf of the Fund. The fee paid to the Sub-Adviser is governed by an investment sub-advisory agreement (“Sub-Advisory Agreement”) between the Adviser and Sub-Adviser. Pursuant to the Sub-Advisory Agreement between the Adviser and the Sub-Adviser, the Sub-Adviser is entitled to receive from the Adviser (not the Fund), on a monthly basis, a sub-advisory fee based on the portion of Fund assets allocated to it.

The Sub-Advisory Agreement will continue in effect for two years initially and thereafter shall continue from year to year provided such continuance is approved at least annually by (a) a vote of the majority of the Independent Trustees, cast in person at a meeting specifically called for the purpose of voting on such approval and by (b) the majority vote of either all of the Trustees or the vote of a majority of the outstanding shares of the Fund. The Sub-Advisory Agreement may be terminated without penalty on 60 days’ written notice by a vote of a majority of the Trustees or by the Adviser, or by holders of a majority of the Fund’s outstanding shares. The Sub-Advisory Agreement shall terminate automatically in the event of its assignment. The Sub-Advisory Agreement was approved for renewal by the Board of the Trust, including by a majority of the Independent Trustees, at a meeting held on May 20, 2026.

Bradley Barrie, CFP®, ChFC®, Managing Director and Chief Investment Officer of the Sub-Adviser; and Matthew O’Bryon, Portfolio Strategist of the Sub-Adviser are the portfolio managers responsible for the day-to-day management of the securities portion of the Fund’s portfolio. As of June 30, 2026, they were responsible for the management of the following other types of accounts (other than the Fund):

Bradley Barrie

Account Type	Number of Accounts by Account Type	Total Assets by Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets by Account Type Subject to a Performance Fee
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Matthew O’Bryon

Account Type	Number of Accounts by Account Type	Total Assets by Account Type (millions)	Number of Accounts by Type Subject to a Performance Fee	Total Assets by Account Type Subject to a Performance Fee (millions)
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Futures Trading Adviser

The Trustees and Adviser have selected AG Capital Management Partners, L.P. as Fund’s Futures Trading Adviser. Asim Ghaffar, President, Chief Investment Officer and Chief Compliance Officer of the Futures Trading Adviser is deemed to control the Futures Trading Adviser because he controls the general partner of the Futures Trading Adviser.

Subject to the supervision and direction of the Trustees and the Adviser, the Futures Trading Adviser manages a portion of the Fund’s investments in accordance with the Fund’s stated investment objectives and policies, makes investment decisions and places orders to purchase and sell futures on behalf of the Fund. The fee paid to the Futures Trading Adviser is governed by a futures trading agreement (“Futures Trading Agreement”) between the Adviser and the Futures Trading Adviser. Pursuant to the Futures Trading Agreement between the Adviser and the Futures Trading Adviser, the Futures Trading Adviser is entitled to receive from the Adviser (not the Fund), on a monthly basis, a futures trading fee based on the portion of Fund assets allocated to it.

The Futures Trading Agreement will continue in effect for two years initially and thereafter shall continue from year to year provided such continuance is approved at least annually by (a) a vote of the majority of the Independent Trustees, cast in person at a meeting specifically called for the purpose of voting on such approval and by (b) the majority vote of either all of the Trustees or the vote of a majority of the outstanding shares of the Fund. The Futures Trading Agreement may be terminated without penalty on 60 days’ written notice by a vote of a majority of the Trustees or by the Adviser, or by holders of a majority of the Fund’s outstanding shares. The Futures Trading Agreement shall terminate automatically in the event of its assignment. The Futures Trading Agreement was approved for renewal by the Board of the Trust, including by a majority of the Independent Trustees, at a meeting held on May 20, 2026.

Asim Ghaffar, President, Chief Investment Officer and Chief Compliance Officer of the Futures Trading Adviser is a portfolio manager responsible for the day-to-day management of the futures portion of the Fund’s portfolio. As of June 30, 2026, he was responsible for the management of the following other types of accounts (other than the Fund):

Asim Ghaffar

Account Type	Number of Accounts by Account Type	Total Assets by Account Type (millions)	Number of Accounts by Type Subject to a Performance Fee	Total Assets by Account Type Subject to a Performance Fee (millions)
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	6	$74	6	$74
Other Accounts	27	$133	25	$89

Conflicts of Interest

As indicated in the table above, a portfolio manager may manage numerous accounts for multiple clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). The portfolio managers make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio.

When a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. For instance, the Adviser, Sub-Adviser, or Futures Trading Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. The Adviser, Sub-Adviser, and Futures Trading Adviser have adopted policies and procedures designed to address these potential material conflicts. For instance, the Adviser, Sub-Adviser, and Futures Trading Adviser each utilizes a system for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation.

The portfolio managers’ compensation is based on salary, discretionary bonus and a share of the profits. The portfolio managers’ compensation is not tied to the performance of the Fund.

Ownership of Securities

The following table shows the dollar range of Fund equity securities beneficially owned by the portfolio managers as of June 30, 2026.

Portfolio Manager	Amount Fund Shares
Bradley Barrie	Over $1,000,000
Matthew O’Bryon	$10,001 to $50,000
Asim Ghaffar	none

Distributor

Ceros, located at 2273 Research Blvd., Suite 350, Rockville, MD 20850 serves as the principal underwriter and national distributor for the shares of the Trust pursuant to an underwriting agreement with the Trust (the “Underwriting Agreement”). The Distributor and the Adviser are affiliates because they are under common control. The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state’s securities laws and is a member of FINRA. The offering of the Fund’s shares is continuous. The Underwriting Agreement provides that the Distributor, as agent in connection with the distribution of the Fund shares, will use its reasonable efforts to distribute the Fund’s shares.

The Underwriting Agreement was most recently approved by the Board at a Meeting held on May 20, 2026 and provides that, unless sooner terminated, it will continue in effect for two years initially and thereafter shall continue from year to year, subject to annual approval by (a) the Board or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of a majority of the entire Board of the Trust or by vote of a majority of the outstanding shares of the Fund on 60 days written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days written notice to the Fund. The Underwriting Agreement will automatically terminate in the event of its assignment.

The following table sets forth the total compensation received by the Distributor from the Fund during the fiscal year ended June 30, 2026.

Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions
$0	$0	$10,524

Rule 12b-1 Plan

The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Fund’s Investor Class shares (the “Rule 12b-1 Plan”) pursuant to which the Fund may pay fees to the Distributor for providing distribution and/or shareholder services to the Fund. Under the Rule 12b-1 Plan, these shares of the Fund may pay an account maintenance fee for account maintenance services and/or distribution fee at an annual rate of up to 0.25% of the Fund’s average net assets attributable to the Fund’s Investor Class shares compensation for the Distributor providing account maintenance and distribution services to shareholders. Such fees are to be paid by the Fund monthly, or at such other intervals, as the Board shall determine. Such fees shall be based upon the share class’s average daily net assets during the preceding month and shall be calculated and accrued daily. The Fund may pay fees to the Distributor at a lesser rate, as agreed upon by the Board of the Trust and the Distributor. The Rule 12b-1 Plan authorizes payments to the Distributor as compensation for providing account maintenance services to Fund shareholders, including arranging for certain securities dealers or brokers, administrators and others (“Recipients”) to provide these services and paying compensation for these services.

The services to be provided by Recipients may include, but are not limited to, the following: assistance in the offering and sale of the Fund’s shares and in other aspects of the marketing of the shares to clients or prospective clients of the respective recipients; answering routine inquiries concerning the Fund; assisting in the establishment and maintenance of accounts or sub-accounts in the Fund and in processing purchase and redemption transactions; making the Fund’s investment plan and shareholder services available; and providing such other information and services to investors in shares of the Fund as the Distributor or the Trust, on behalf of the Fund, may reasonably request. The distribution services shall also include any advertising and marketing services provided by or arranged by the Distributor with respect to the Fund. The Adviser and Sub-Adviser may be compensated by the Distributor for their distribution and marketing efforts.

The Distributor is required to provide a written report, at least quarterly, to the Board of the Trust, specifying in reasonable detail the amounts expended by the Fund pursuant to the Rule 12b-1 Plan and the purposes for which such expenditures were made. Further, the Distributor will inform the Board of any Rule 12b-1 fees to be paid by the Distributor to Recipients.

The initial term of the Rule 12b-1 Plan is one year and will continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by a majority of the Board of the Trust and a majority of the Trustees who are not “interested persons” of the Trust and do not have a direct or indirect financial interest in the Rule 12b-1 Plan (“Rule 12b-1 Trustees”) by votes cast in person at a meeting called for the purpose of voting on the Rule 12b-1 Plan. The Rule 12b-1 Plan may be terminated at any time by the Trust or the Fund by vote of a majority of the Rule 12b-1 Trustees or by vote of a majority of the outstanding shares of the Fund.

The Rule 12b-1 Plan may not be amended to increase materially the amount of the Distributor’s compensation to be paid by the Fund unless such amendment is approved by the vote of a majority of the outstanding voting shares of the respective Fund (as defined in the 1940 Act). All material amendments must be approved by a majority of the Board of the Trust and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on a Rule 12b-1 Plan. During the term of a Rule 12b-1 Plan, the selection and nomination of non-interested Trustees of the Trust will be committed to the discretion of current non-interested Trustees. The Distributor will preserve copies of the Rule 12b-1 Plan, any related agreements, and all reports, for a period of not less than six years from the date of such document and for at least the first two years in an easily accessible place.

Any agreement related to a Rule 12b-1 Plan will be in writing and provide that: (a) it may be terminated by the Trust or the Fund at any time upon not more than sixty days’ written notice, without the payment of any penalty, by vote of a majority of the respective Rule 12b-1 Trustees, or by vote of a majority of the outstanding voting securities of the Trust or Fund; (b) it will automatically terminate in the event of its assignment (as defined in the 1940 Act); and (c) it will continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually by a majority of the Board and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on such agreement.

Under the Rule 12b-1 Plan, the Fund may pay the distributor (or other parties) for distribution-related activities including costs of advertising, printing and mailing of prospectuses to other than current shareholders, compensation to underwriters, compensation to broker-dealers, compensation to sales personnel, interest, carrying, or other financing charges and activities intended to promote sales of Investor Class shares. The 12b-1 Plan is a compensation-style plan that pays the distributor an asset-based fee rather than reimbursing the distributor for actual expenses incurred. The Fund anticipates that the Rule 12b-1 Plan will result in increased sales of shares, which may produce certain economies of scale for shareholders.

For the fiscal year ended June 30, 2026, the Fund, with respect to Institutional Class shares the Fund paid no distribution fees.

Custodian

U.S. Bank N.A., 425 Walnut Street, Cincinnati, OH 45202, serves as the Fund’s custodian (“Custodian”). The Custodian acts as the Fund’s depository, provides safekeeping of its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund’s request and maintains records in connection with its duties.

Fund Services

Fund Administration, Fund Accounting and Transfer Agent Services

Ultimus, which has its principal office at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, serves as administrator, fund accountant and transfer agent for the Fund pursuant to a Fund Services Agreement (the “Agreement”), subject to the supervision of the Board. Ultimus is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds. Ultimus may also provide persons to serve as officers of the Trust. Such officers may be directors, officers or employees of Ultimus or its affiliates. Ultimus and its affiliated companies, Northern Lights Compliance Services, LLC and BluGiant, LLC are directly owned by The Ultimus Group, LLC.

The Agreement dated May 23, 2023 with respect to the Fund, will continue in effect for successive twelve-month periods provided that such continuance is specifically approved at least annually by a majority of the Board. The Agreement is terminable by the Board or Ultimus on 90 days’ written notice and may not be assigned by the Trust without prior written consent of Ultimus.

Under the Agreement, Ultimus performs administrative services, including for the Fund: (1) monitor the performance of administrative and professional services rendered to the Trust by others service providers; (2) monitor the Fund’s holdings and operations for post-trade compliance with the Trust’s registration statement and applicable laws and rules; (3) prepare and coordinate the printing of semi-annual and annual financial statements; (4) prepare selected management reports for performance and compliance analyses; (5) prepare and disseminate materials for and attend and participate in meetings of the Board; (6) determine income and capital gains available for distribution and calculate distributions required to meet regulatory, income, and excise tax requirements; (7) review the Trust’s federal, state, and local tax returns as prepared and signed by the Trust’s independent public accountants; (8) prepare and maintain the Trust’s operating expense budget to determine proper expense accruals to be charged to the Fund to calculate its daily NAV; (9) assist in and monitor the preparation, filing, printing and where applicable, dissemination to shareholders of amendments to the Trust’s Registration Statement on Form N-1A, periodic reports to the Trustees, shareholders and the SEC, notices pursuant to Rule 24f-2, proxy materials and reports to the SEC on Forms N-CEN, N-CSR, TSR, and N-PORT and N-PX; (10) coordinate the Trust’s audits and examinations by assisting the Fund’s independent public accountants; (11) determine, in consultation with others, the jurisdictions in which shares of the Trust shall be registered or qualified for sale and facilitate such registration or qualification; (12) monitor sales of shares and ensure that the shares are properly and duly registered with the SEC; (13) monitor the calculation of performance data for the Fund; (14) prepare, or cause to be prepared, expense and financial reports; (15) prepare authorization for the payment of Trust expenses and pay, from Trust assets, all bills of the Trust; (16) provide information typically supplied in the investment company industry to companies that track or report price, performance or other information with respect to investment companies; (17) upon request, assist the Fund in the evaluation and selection of other service providers, such as independent public accountants, printers, EDGAR providers and proxy solicitors (such parties may be affiliates of Ultimus); and (18) perform other services, recordkeeping and assistance relating to the affairs of the Trust as the Trust may, from time to time, reasonably request.

Ultimus also provides the Fund with accounting services, including: (i) daily computation of NAV; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Fund’s listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Fund; (vi) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the Fund’s Custodian and Adviser; and (vii) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of the Fund.

Ultimus also acts as transfer, dividend disbursing, and shareholder servicing agent for the Fund pursuant to the Agreement. Under the Agreement, Ultimus is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

For the services rendered to the Fund by Ultimus under the Agreement, the Fund pays Ultimus a unitary administration fee which scales downward upon net assets for all ordinary services required in the operation of the Fund (“Operational Services”). Operational Services include all fund accounting, fund administration, transfer agency, routine fund legal fees, audit fees, regulatory document filing, printing and postage costs, state registration fees, custody fees, and insurance premiums. Operational Services are exclusive of advisory fees, distribution fees, shareholder servicing fees, taxes, short selling expenses, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, indirect expenses of the Fund, expenses of other investment companies in which the Fund may invest, and extraordinary expenses such as litigation.

Fiscal Year/Period Ended	Administrative Services Fees	Transfer Agent Fees
June 30, 2024*	$57,926	$31,143
June 30, 2025	$123,524	$43,356
June 30, 2026	$186,932	$51,487

*	The Fund commenced Operations on July 31, 2023.

Independent Registered Public Accounting Firm

Cohen & Company, Ltd., 1350 Euclid Avenue, Suite 800, Cleveland, OH 44115, has been selected as the independent registered public accounting firm for the Fund for the fiscal year ending June 30, 2027. Its services include auditing the Fund’s financial statements. Cohen & Co Advisory, LLC, an affiliate of Cohen & Company, Ltd., provides tax services as requested.

Legal Counsel

Thompson Hine LLP, 41 South High Street, 17th Floor, Columbus, OH 43215, serves as the Trust’s legal counsel.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Subject to policies established by the Board of Trustees, the Sub-Adviser and Futures Trading Adviser are responsible for a portion the Fund’s portfolio decisions and the Adviser is responsible for placing most portfolio securities transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. The Adviser typically selects Ceros, an affiliated broker/dealer, to execute securities transactions, while transactions for futures and other derivatives are executed with non-affiliated or Sub-Adviser affiliated brokers. In executing transactions through its affiliated broker/dealer, the Adviser will at all times comply with SEC Rule 17e-1 under the 1940 Act.

The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Adviser exercises investment discretion, and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determined that in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser’s overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion. The Adviser may not give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute portfolio transactions. However, the Adviser may place portfolio transactions with brokers or dealers that promote or sell the Fund’s shares so long as such placements are made pursuant to policies approved by the Board of Trustees that are designed to ensure that the selection is based on the quality of the broker’s execution and not on its sales efforts.

Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities, and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effect securities transactions may also be used by the Adviser or Sub-Adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser or Sub-Adviser in connection with its services to the Fund. Although research services and other information are useful to the Fund and the Adviser and/or Sub-Adviser, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Adviser that the review and study of the research and other information will not reduce the overall cost to the Adviser or Sub-Adviser of performing their duties to the Fund.

Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

When the Fund and another of the Adviser’s, Sub-Adviser’s or Futures Trading Adviser’s clients seeks to purchase or sell the same security at or about the same time, they may execute the transaction on a combined (“blocked”) basis. Blocked transactions can produce better execution for the Fund because of the increased volume of the transaction. If the entire blocked order is not filled, the Fund may not be able to acquire as large a position in such security as it desires, or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. In the event that the entire blocked order is not filled, the purchase or sale will normally be allocated on a pro rata basis. The Adviser, Sub-Advisor and Futures Trading Adviser may adjust the allocation when, taking into account such factors as the size of the individual orders and transaction costs, they believe an adjustment is reasonable.

For the fiscal period/years indicated below the Fund paid brokerage commissions on transactions as follows, all of which was paid to Ceros, the Fund’s Distributor: Differences in brokerage commissions were primarily related to changing asset allocations and Fund size.

Fiscal Year/Period Ended	Brokerage Commissions	Total Amount of Securities Transactions
June 30, 2024*	$3,602	$40,362,438
June 30, 2025	$5,522	$46,439,133
June 30, 2026	$10,524	$85,455,358

*	The Fund commenced Operations on July 31, 2023.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund is required to include a schedule of portfolio holdings in the annual and semi-annual reports to shareholders, which is sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and which is filed with the SEC on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters. The Fund is also required to file a schedule of portfolio holdings with the SEC on Form N-PORT within 60 days of the end of the first and third fiscal quarters. The Fund must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Fund, upon request, free of charge. This policy is applied uniformly to all shareholders of the Fund without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor). The Fund may also, from time to time, list the Fund’s top ten holdings on its website. The Fund may enter into ongoing arrangements to release portfolio holdings to rating agencies, such as Morningstar or Lipper, in order for the agencies to assign a rating or ranking to the Fund. Portfolio holdings will be supplied to rating agencies no more frequently than quarterly and only after the Fund has filed a Form N-CSR or Form N-PORT with the SEC. The Fund currently does not have any ongoing arrangements to release portfolio holdings information to rating agencies.

Pursuant to policies and procedures adopted by the Board of Trustees, the Fund has ongoing arrangements to release portfolio holdings information on a daily basis to the Adviser, Sub-Adviser, Futures Trading Adviser, Distributor, Administrator, Transfer Agent, Fund Accounting Agent and Custodian and on an as needed basis to other third parties providing services to the Fund. The Adviser, Sub-Adviser, Futures Trading Adviser, Administrator, Transfer Agent, Fund Accounting Agent and Custodian receive portfolio holdings information daily in order to carry out the essential operations of the Fund. The Fund discloses portfolio holdings to its auditors, legal counsel, proxy voting services (if applicable), pricing services, printers, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisers or Sub-Advisers. The lag between the date of the information and the date on which the information is disclosed will vary based on the identity of the party to whom the information is disclosed. For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel at any time.

The Fund, the Adviser, the Sub-Adviser, the Futures Trading Adviser, the Distributor, the Transfer Agent, the Fund Accounting Agent and the Custodian are prohibited from entering into any special or ad hoc arrangements with any person to make available information about the Fund’s portfolio holdings without the specific approval of the Board. Any party wishing to release portfolio holdings information on an ad hoc or special basis must submit any proposed arrangement to the Board, which will review the arrangement to determine (i) whether the arrangement is in the best interests of the Fund’s shareholders, (ii) the information will be kept confidential (based on the factors discussed below), (iii) whether sufficient protections are in place to guard against personal trading based on the information, and (iv) whether the disclosure presents a conflict of interest between the interests of Fund shareholders and those of the Adviser, Sub-Adviser, Futures Trading Adviser or any affiliated person of the Fund, Adviser, Sub-Adviser, or Futures Trading Adviser. Additionally, the Adviser, the Sub-Adviser, the Futures Trading Adviser and any affiliated persons of the Adviser, Sub-Adviser, or Futures Trading Adviser are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund’s portfolio holdings. The Fund’s Chief Compliance Officer monitors compliance with these procedures and reviews their effectiveness on an annual basis.

Information disclosed to third parties, whether on an ongoing or ad hoc basis, is disclosed under conditions of confidentiality. “Conditions of Confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential. The agreements with the Fund’s Adviser, Sub-Adviser, Futures Trading Adviser, Distributor, Transfer Agent, Fund Accounting Agent and Custodian contain confidentiality clauses, which the Board and these parties have determined extend to the disclosure of nonpublic information about the Fund’s portfolio holding and the duty not to trade on the non-public information. The Fund believes that these are reasonable procedures to protect the confidentiality of the Fund’s portfolio holdings and will provide sufficient protection against personal trading based on the information.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of an anti-money laundering compliance officer (the Trust’s Chief Compliance Officer), an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Fund’s Transfer Agent has established proper anti-money laundering procedures, reported suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Trust may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Calculation of Share Price

As indicated in the Fund’s Prospectus under the heading “How Shares Are Priced” the NAV of the Fund’s shares, by class, is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities, by the total number of shares outstanding of the Fund, by class.

Generally, the Fund’s domestic securities (including underlying ETFs which hold portfolio securities primarily listed on foreign (non-U.S.) exchanges) are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchange. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith by the Fund’s fair value committee in accordance with procedures approved by the Board and as further described below. Securities that are not traded or dealt in any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the-counter market.

Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Short-term investments having a maturity of 60 days or less may be generally valued at amortized cost when it approximates fair value.

Exchange traded options are valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the exchange on which such options are traded. Futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. Swap agreements and other derivatives are generally valued daily based upon quotations from market makers or by a pricing service in accordance with the valuation procedures approved by the Board.

Under certain circumstances, the Fund may use an independent pricing service to calculate the fair market value of foreign equity securities on a daily basis by applying valuation factors to the last sale price or the mean price as noted above. The fair market values supplied by the independent pricing service will generally reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or the value of other instruments that have a strong correlation to the fair-valued securities. The independent pricing service will also take into account the current relevant currency exchange rate. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. Because foreign securities may trade on days when Fund shares are not priced, the value of securities held by the Fund can change on days when Fund shares cannot be redeemed or purchased. In the event that a foreign security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before the Fund’s calculation of NAV), the security will be valued at its fair market value as determined in good faith by the Fund’s fair value committee in accordance with procedures approved by the Board as discussed below. Without fair valuation, it is possible that short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that it will prevent dilution of the Fund’s NAV by short-term traders. In addition, because the Fund may invest in underlying ETFs which hold portfolio securities primarily listed on foreign (non-U.S.) exchanges, and these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares, the value of these portfolio securities may change on days when you may not be able to buy or sell Fund shares.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed, and an investor is not able to purchase, redeem or exchange shares.

Fund shares are valued at the close of regular trading on the NYSE (normally 4:00 p.m., Eastern Time) (the “NYSE Close”) on each day that the NYSE is open. For purposes of calculating the NAV, the Fund normally uses pricing data for domestic equity securities received shortly after the NYSE Close and does not normally consider trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of the security or the NAV determined earlier that day.

When market quotations are insufficient or not readily available, the Fund may value securities at fair value or estimate their value as determined in good faith by the Board or its designees, pursuant to procedures approved by the Board. Fair valuation may also be used by the Board if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

The Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one of more officers from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-adviser. The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to ensure the process produces reliable results.

Fair Value Committee and Valuation Process. The fair value committee is composed of one of more officers from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-adviser. The applicable investments are valued collectively via input from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser or sub-adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser or sub-adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its NAV Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the adviser or sub-adviser valuation based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser or sub-adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Standards for Fair Value Determinations. As a general principle, the fair value of a security is the amount that the Fund might reasonably expect to realize upon its current sale. The Trust has adopted Financial Accounting Standards Board Statement of Financial Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures (“ASC 820”). In accordance with ASC 820, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability, developed based on the best information available under the circumstances.

Various inputs are used in determining the value of the Fund’s investments relating to ASC 820. These inputs are summarized in the three broad levels listed below.

Level 1	quoted prices in active markets for identical securities.

Level 2	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The fair value team takes into account the relevant factors and surrounding circumstances, which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; (iii) possible valuation methodologies that could be used to determine the fair value of the security; (iv) the recommendation of a portfolio manager of the Fund with respect to the valuation of the security; (v) whether the same or similar securities are held by other funds managed by the Adviser (or sub-adviser) or other funds and the method used to price the security in those funds; (vi) the extent to which the fair value to be determined for the security will result from the use of data or formulae produced by independent third parties and (vii) the liquidity or illiquidity of the market for the security.

Board of Trustees Determination. The Board of Trustees meets at least quarterly to consider the valuations provided by the fair value committee and to ratify the valuations made for the applicable securities. The Board of Trustees considers the reports provided by the fair value committee, including follow up studies of subsequent market-provided prices when available, in reviewing and determining in good faith the fair value of the applicable portfolio securities.

The Trust expects that the NYSE will be closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Purchase of Shares

Orders for shares received by the Fund in good order prior to the close of business on the NYSE on each day during such periods that the NYSE is open for trading are priced at the public offering price, which is NAV plus any sales charge, or at NAV per share (if no sales charges apply) computed as of the close of the regular session of trading on the NYSE. Orders received in good order after the close of the NYSE, or on a day it is not open for trading, are priced at the close of such NYSE on the next day on which it is open for trading at the next determined NAV value per share plus sales charges, if any. In addition to issuing shares in exchange for cash, the Fund may issue shares in exchange for securities (in kind) at its discretion.

Notice to Texas Shareholders

Under section 72.1021(a) of the Texas Property Code, initial investors in the Fund who are Texas residents may designate a representative to receive notices of abandoned property in connection with Fund shares. Texas shareholders who wish to appoint a representative should notify the Trust’s Transfer Agent by writing to the address below to obtain a form for providing written notice to the Trust:

Regular Mail Dynamic Alpha Macro Fund c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, OH 45246	Express/Overnight Mail Dynamic Alpha Macro Fund c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

Redemption of Shares

The Fund will redeem all or any portion of a shareholder’s shares of the Fund when requested in accordance with the procedures set forth in the “How to Redeem Shares” section of the Prospectus. Under the 1940 Act, a shareholder’s right to redeem shares and to receive payment therefore may be suspended at times including: (a) when the NYSE is closed, other than customary weekend and holiday closings; (b) when trading on that exchange is restricted for any reason; (c) when an emergency exists as a result of which disposal by the Fund of securities owned is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of net assets, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) will govern as to whether the conditions prescribed in (b) or (c) exist; or (d) when the SEC by order permits a suspension of the right to redemption or a postponement of the date of payment on redemption.

In case of suspension of the right of redemption, payment of a redemption request will be made based on the NAV value next determined after the termination of the suspension.

Supporting documents in addition to those listed under “How to Redeem Shares” in the Prospectus will be required from executors, administrators, trustees, or if redemption is requested by someone other than the shareholder of record. Such documents include, but are not restricted to, stock powers, trust instruments, certificates of death, appointments as executor, the certificates of corporate authority and waiver of tax required in some states when settling estates.

FREQUENT PURCHASE AND REDEMPTION OF FUND SHARES

The Fund discourages and does not accommodate frequent purchase and redemption Fund shares, commonly referred to as market timing that it considers abusive. Market timing is an investment strategy using frequent purchases and redemptions and/or exchanges in an attempt to profit from short term market movements. Market timing may result in dilution of the value of Fund shares held by long term shareholders, disrupt portfolio management, and increase Fund expenses for all shareholders. Accordingly, the Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change. These policies require the Fund’s transfer agent to monitor shareholder activity for purchases and redemptions and/or exchanges that reasonably indicate market timing activity. The transfer agent does not employ an objective standard and may not be able to identify all market timing activity or may misidentify certain trading activity as market timing activity. The Board has adopted a redemption policy to discourage short term traders and/ or market timers from investing in the Fund.

Although the Fund attempts to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Fund will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of the Fund. While the Fund will encourage financial intermediaries to apply the Fund’s Market Timing Trading Policy to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund’s Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, a Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges, and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Fund’s Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might be disruptive market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund’s Market Timing Trading Policy. Brokers maintaining omnibus accounts with the Fund have agreed to provide shareholder transaction information to the extent known to the broker to the Fund upon request. If the Fund or its transfer agent or shareholder servicing agent suspects there is disruptive market timing activity in the account, the Fund will seek full cooperation from the service provider maintaining the account to identify the underlying participant. At the request of the Adviser or Subadviser, the service providers may take immediate action to stop any further short-term trading by such participants. The Reflow liquidity program is not subject to the market timing limits described above.

Pricing of Shares

Fund shares are valued (per-class NAV per share) at the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) each day the NYSE is open for business. For a description of the methods used to determine the NAV, see “How Shares Are Priced” in the prospectus.

Equity securities generally are valued by using market quotations but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price as of 4:00 p.m. (or earlier if the NASDAQ closes early). Lacking a last sale price, an equity security is generally valued by the pricing service at the mean of the last bid and ask price as of 4:00 p.m. (or earlier if the NASDAQ closes early). When market quotations are not readily available, when the Sub-Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Sub-Adviser, in conformity with guidelines adopted by and subject to review of the Board.

Fixed income securities generally are valued by using market quotations available as of the NYSE close but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by the Fund and subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

REDEMPTION IN-KIND

The Fund does not intend to redeem shares in any form except cash. The Fund reserves the right to honor requests for redemption or repurchase orders made by shareholders during any 90-day period by making payment in whole or in part in portfolio securities (“redemption in kind”) if the amount of such a request in excess of the amount is large enough to affect operations (if the request is greater than the lesser of $250,000 or 1% of the Fund’s net assets at the beginning if the 90-day period). The securities will be chosen by the respective Fund and valued using the same procedures as used in calculating the Fund’s NAV. A shareholder will be exposed to market risk until these securities are converted to cash and may incur transaction expenses in converting these securities to cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund.

TAX STATUS

The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. All shareholders should consult a qualified tax adviser regarding their investment in the Fund.

The Fund intends to qualify as regulated investment company under Subchapter M of the Code, which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau. By so qualifying, the Fund should not be subject to federal income or excise tax on its net investment income or net capital gain, which are distributed to shareholders in accordance with the applicable timing requirements. Net investment income and net capital gain of the Fund will be computed in accordance with Section 852 of the Code.

Net investment income is made up of dividends and interest less expenses. Net capital gain for a fiscal year is computed by taking into account any capital loss carryforward of the Fund. Capital losses incurred in tax years beginning after December 22, 2010 may now be carried forward indefinitely and retain the character of the original loss. Under previously enacted laws, capital losses could be carried forward to offset any capital gains only for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss. Capital loss carry forwards are available to offset future realized capital gains. To the extent that these carry forwards are used to offset future capital gains it is probable that the amount offset will not be distributed to shareholders.

The Fund intends to distribute all of its net investment income, any excess of net short-term capital gains over net long-term capital losses, and any excess of net long-term capital gains over net short-term capital losses in accordance with the timing requirements imposed by the Code and therefore should not be required to pay any federal income or excise taxes. Distributions of net investment income and net capital gain will be made after the end of each fiscal year, and no later than December 31 of each year. Both types of distributions will be in shares of the Fund unless a shareholder elects to receive cash.

On June 30, 2026, the Fund had non-expiring capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Short-Term	Long-Term	Total
$4,570,287	$5,831,123	$10,401,409

To be treated as a regulated investment company under Subchapter M of the Code, the Fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund’s assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund’s assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer, two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships.

If the Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such, the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of the Fund generally would not be liable for income tax on the Fund’s net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

The Fund is subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund’s ordinary income for the calendar year and at least 98.2% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to the Fund during the preceding calendar year. Under ordinary circumstances, the Fund expects to time its distributions so as to avoid liability for this tax.

The following discussion of tax consequences is for the general information of shareholders that are subject to tax. Shareholders that are IRAs or other qualified retirement plans are exempt from income taxation under the Code.

Distributions of taxable net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income.

Distributions of net capital gain (“capital gain dividends”) generally are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by such shareholders.

A redemption of Fund shares by a shareholder will result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder’s tax basis in his or her Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets. However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

Distributions of taxable net investment income and net capital gain will be taxable as described above, whether received in additional cash or shares. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the NAV of a share on the reinvestment date.

All distributions of taxable net investment income and net capital gain, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

Under the Code, the Fund will be required to report to the Internal Revenue Service (“IRS”) all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable net investment income and net capital gain and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if the Fund is notified by the IRS or a broker that withholding is required due to an incorrect Tax Payer Identification Number (“TIN”) or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

Other Reporting and Withholding Requirements

Payments to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to a generally nonrefundable 30% withholding tax on: (a) income dividends paid by the Fund after June 30, 2014 and (b) certain capital gain distributions and the proceeds arising from the sale of Fund shares paid by the Fund after December 31, 2016. FATCA withholding tax generally can be avoided: (a) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them. The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

Options, Futures, Forward Contracts and Swap Agreements

To the extent such investments are permissible for the Fund, the Fund’s transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

To the extent such investments are permissible, certain of the Fund’s hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the Fund’s book income exceeds its taxable income, the distribution (if any) of such excess book income will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If the Fund’s book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regular investment company that is accorded special tax treatment.

Passive Foreign Investment Companies

Investment by the Fund in certain “passive foreign investment companies” (“PFICs”) could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to treat a PFIC as a “qualified electing fund” (“QEF election”), in which case the Fund will be required to include its share of the company’s income and net capital gains annually, regardless of whether they receive any distribution from the company.

The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which may also accelerate the recognition of gain and affect the Fund’s total return.

Foreign Currency Transactions

The Fund’s transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Foreign Taxation

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties and conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund may be able to elect to “pass through” to the Fund’s shareholders the amount of eligible foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. federal income tax liability, subject to certain limitations. In particular, a shareholder must hold his or her shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a gain dividend. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Fund’s taxable year whether the foreign taxes paid by the Fund will “pass through” for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if a pass-through election is made, the source of the Fund’s income will flow through to shareholders of the Fund. With respect to the Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. A shareholder may be unable to claim credit for the full amount of his or her proportionate share of the foreign taxes paid by the Fund. The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income.

Wholly Owned Subsidiary

The Fund intends to invest a portion of its assets in its Subsidiary, which will be classified as a corporation for U.S. federal income tax purposes. A foreign corporation, such as the Subsidiary, will generally not be subject to U.S. federal income taxation unless it is deemed to be engaged in a U.S. trade or business. It is expected that the Subsidiary will conduct its activities in a manner so as to meet the requirements of a safe harbor under Section 864(b)(2) of the Code (the “Safe Harbor”) pursuant to which the Subsidiary, provided it is not a dealer in stocks, securities or commodities, may engage in the following activities without being deemed to be engaged in a U.S. trade or business: (1) trading in stocks or securities (including contracts or options to buy or sell securities) for its own account; and (2) trading, for its own account, in commodities that are “of a kind customarily dealt in on an organized commodity exchange” if the transaction is of a kind customarily consummated at such place. Thus, the Subsidiary’s securities and commodities trading activities should not constitute a U.S. trade or business. However, if certain of the Subsidiary’s activities were determined not to be of the type described in the Safe Harbor or if the Subsidiary’s gains are attributable to investments in securities that constitute U.S. real property interests (which is not expected), then the activities of the Subsidiary may constitute a U.S. trade or business and be taxed as such.

In general, a foreign corporation that does not conduct a U.S. trade or business is nonetheless subject to tax at a flat rate of 30 percent (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business. There is presently no tax treaty in force between the U.S. and the Cayman Islands that would reduce this rate of withholding tax. Income subject to such a flat tax includes dividends and certain interest income. The 30 percent tax does not apply to U.S.-source capital gains (whether long-term or short-term) or to interest paid to a foreign corporation on its deposits with U.S. banks. The 30 percent tax also does not apply to interest which qualifies as “portfolio interest.” The term “portfolio interest” generally includes interest (including original issue discount) on an obligation in registered form which has been issued after July 18, 1984 and with respect to which the person, who would otherwise be required to deduct and withhold the 30 percent tax, received the required statement that the beneficial owner of the obligation is not a U.S. person within the meaning of the Code. Under certain circumstances, interest on bearer obligations may also be considered portfolio interest.

The Subsidiary is wholly owned by the Fund. A U.S. person who owns (directly, indirectly or constructively) 10 percent or more of the total combined voting power of all classes of stock of a foreign corporation is a “U.S. Shareholder” for purposes of the controlled foreign corporation (“CFC”) provisions of the Code. A foreign corporation is a CFC if, on any day of its taxable year, more than 50 percent of the voting power or value of its stock is owned (directly, indirectly or constructively) by “U.S. Shareholders.” Because the Fund is a U.S. person that will own all of the stock of the Subsidiary, the Fund will be a “U.S. Shareholder”, and the Subsidiary will be a CFC. As a “U.S. Shareholder,” the Fund will be required to include in gross income for United States federal income tax purposes all of the Subsidiary’s “subpart F income” (defined, in part, below), whether or not such income is distributed by the Subsidiary. It is expected that all of the Subsidiary’s income will be “subpart F income.” “Subpart F income” generally includes interest, original issue discount, dividends, net gains from the disposition of stocks or securities, receipts with respect to securities loans and net payments received with respect to equity swaps and similar derivatives. “Subpart F income” also includes the excess of gains over losses from transactions (including futures, forward and similar transactions) in any commodities. The Fund’s recognition of the Subsidiary’s “subpart F income” will increase the Fund’s tax basis in the Subsidiary. Distributions by the Subsidiary to the Fund will be tax-free, to the extent of its previously undistributed “subpart F income,” and will correspondingly reduce the Fund’s tax basis in the Subsidiary. “Subpart F income” is generally treated as ordinary income, regardless of the character of the Subsidiary’s underlying income.

In general, each “U.S. Shareholder” is required to file IRS Form 5471 with its U.S. federal income tax (or information) returns providing information about its ownership of the CFC. In addition, a “U.S. Shareholder” may in certain circumstances be required to report a disposition of shares in a Subsidiary by attaching IRS Form 5471 to its U.S. federal income tax (or information) return that it would normally file for the taxable year in which the disposition occurs. In general, these filing requirements will apply to investors of the Fund if the investor is a U.S. person who owns directly, indirectly or constructively (within the meaning of Sections 958(a) and (b) of the Code) 10 percent or more of the total combined voting power of all classes of voting stock of a foreign corporation that is a CFC for an uninterrupted period of 30 days or more during any tax year of the foreign corporation, and who owned that stock on the last day of that year.

Original Issue Discount and Pay-In-Kind Securities

Current federal tax law requires the holder of a U.S. Treasury or other fixed income zero coupon security to accrue as income each year a portion of the discount at which the security was purchased, even though the holder receives no interest payment in cash on the security during the year. In addition, pay-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities (including certain pay-in-kind securities) may be treated as a dividend for U.S. federal income tax purposes.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. The Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by the Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

If the Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Shareholders of the Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund’s shares.

A brief explanation of the form and character of the distribution accompany each distribution. In January of each year the Fund issues to each shareholder a statement of the federal income tax status of all distributions.

Shareholders should consult their tax advisers about the application of federal, state and local and foreign tax law in light of their particular situation.

PROXY VOTING POLICIES AND PROCEDURES

The Board has delegated responsibilities for decisions regarding proxy voting for securities held by the Fund to the Adviser, or its delegate. The Adviser will vote such proxies in accordance with its proxy policies and procedures. In some instances, the Adviser may be asked to cast a proxy vote that presents a conflict between the interests of the Fund’s shareholders, and those of the Adviser or an affiliated person of the Adviser. In such a case, the Trust’s policy requires that the Adviser abstain from making a voting decision and to forward all necessary proxy voting materials to the Trust to enable the Board of Trustees to make a voting decision. The Adviser shall make a written recommendation of the voting decision to the Board of Trustees, which shall include: (i) an explanation of why it has a conflict of interest; (ii) the reasons for its recommendation; and (iii) an explanation of why the recommendation is consistent with Adviser’s proxy voting policies. The Board of Trustees shall make the proxy voting decision that, in its judgment, after reviewing the recommendation of the Adviser, is most consistent with the Adviser’s proxy voting policies and in the best interests of Fund shareholders. When the Board is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund’s vote will be cast.

The Adviser’s policies and procedures are attached as Appendix A.

MORE INFORMATION. The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 are available on the Fund’s website https://www.advisorspreferred.com/dynamic-wealth without charge, or upon request, by calling toll free, 1-833-462-6344. The information will also be available on the SEC’s website at www.sec.gov. In addition, a copy of the Trust’s proxy voting policies and procedures are also available by calling 1-833-462-6344 and will be sent within three business days of receipt of a request.

CONSOLIDATED FINANCIAL STATEMENTS

The Funds’ class specific Tailored Shareholder Report and the consolidated financial statements and report of the independent registered public accounting firm required in the SAI are hereby incorporated by reference to the Fund’s Annual Report for the fiscal year ended June 30, 2026. You can obtain a copy of the consolidated financial statements contained in the Fund’s Annual or Semi-Annual Report without charge by calling the Fund at 1-833-462-6344 or by visiting https://www.advisorspreferred.com/dynamic-wealth.

APPENDIX A

PROXY VOTING POLICY OF THE ADVISER

Background: Pursuant to Rule 206(4)-6 and Rule 204-2 under the Advisers Act, it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Advisers Act, for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

Policy: The Adviser will vote proxies on behalf of its individual clients. In order to fulfill its responsibilities under the Advisers Act, the Adviser has adopted the following policies and procedures for proxy voting with regard to companies in the investment portfolio of the Fund(s). The Adviser’s primary purpose and fiduciary responsibility is to maximize shareholder value, which is defined as share price and dividend appreciation. Adviser will vote proxies in the best interests of our Funds, Portfolios and clients and will generally vote for, against, consider on a case-by-case basis, or abstain from voting as indicated below. Because of the extenuating circumstances associated with specific proxy issues, Adviser’s votes may differ from time to time from the indications noted. In addition, the list may not include all proxies on which Adviser votes. Adviser will also act, in our best judgment, on behalf of our Funds, Portfolios and clients on certain corporate actions that impact shareholder value, such as tender offers and bankruptcy proceedings.

Proxy Notice Delivery Handling

●	All hardcopy proxies that are received in the office shall be scanned and sent to compliance e-mailbox the same day.

●	Electronic proxies shall be sent to the compliance e-mailbox.

●	The compliance consultant (“CC”) will review the proxies, determine appropriate action and vote the proxies within listed timelines to ensure the most appropriate voting process is completed.

●	After voting functions are completed, the CC will ensure all proxy documentation is stored electronically and grouped by appropriate fund company.

●	The proxy data will be included in the appropriate compliance checklist for the quarter involved.

●	The proxy process will be validated during the quarterly checklist certification.

Voting Proxies

1.	All proxies sent to clients that are actually received by the Adviser (to vote on behalf of the client) will be provided to the Compliance Consultant.

2.	The Compliance Consultant will generally adhere to the following procedures (subject to limited exception):

a.	A written record of each proxy received by the Adviser (on behalf of its clients) will be kept in the Adviser’s files;

b.	The Compliance Consultant will determine which of the Advisory Clients holds the security to which the proxy relates;

c.	Proposals Specific to Mutual Funds

Adviser serves as investment adviser to certain investment companies under the Northern Lights Fund Trust II. These funds invest in other investment companies that are not affiliated (“Underlying Funds”) and are required by the 1940 Act to handle proxies received from Underlying Funds in a certain manner. Notwithstanding the guidelines provided in these procedures, it is the policy of Adviser to vote all proxies received from the Underlying Funds in the same proportion that all shares of the Underlying Funds are voted, or in accordance with instructions received from fund shareholders, pursuant to Section 12(d)(1)(F) of the 1940 Act. After properly voted, the proxy materials are placed in a file maintained by the Chief Compliance Officer for future reference.

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d.	Prior to voting any proxies, the Compliance Consultant will determine if there are any conflicts of interest related to the proxy in question in accordance with the general guidelines set forth below. If a conflict is identified, the Compliance Consultant will then make a determination (which may be in consultation with outside legal counsel) as to whether the conflict is material.

e.	If no material conflict is identified pursuant to these procedures, the Compliance Consultant will vote the proxy in accordance with the guidelines set forth below. The Compliance Consultant will deliver the proxy in accordance with instructions related to such proxy in a timely and appropriate manner.

Conflicts of Interest

1.	As stated above, in evaluating how to vote a proxy, the Compliance Consultant will first determine whether there is a conflict of interest related to the proxy in question between the Adviser and its Advisory Clients. This examination will include (but will not be limited to) an evaluation of whether the Adviser (or any affiliate of the Adviser) has any relationship with the company (or an affiliate of the company) to which the proxy relates outside of an investment in such company by a client of the Adviser.

2.	If a conflict is identified and deemed “material” by the Compliance Consultant, the Adviser will determine whether voting in accordance with the proxy voting guidelines outlined below is in the best interests of the client (which may include utilizing an independent third party to vote such proxies).

3.	With respect to material conflicts, the Adviser will determine whether it is appropriate to disclose the conflict to affected clients in order to give such clients the opportunity to vote the proxies in question themselves. However, with respect to ERISA clients whose advisory contract reserves the right to vote proxies when the Adviser has determined that a material conflict exists that affects its best judgment as a fiduciary to the ERISA client, the Adviser will:

a.	Give the ERISA client the opportunity to vote the proxies in question themselves; or

b.	Follow designated special proxy voting procedures related to voting proxies pursuant to the terms of the investment management agreement with such ERISA clients (if any).

Disclosure of Procedures

A summary of the above proxy voting procedures will be included in Part II of the Adviser’s Form ADV and will be updated whenever these policies and procedures are updated. Clients will be provided with contact information as to how they can obtain information about: (a) the Adviser’s proxy voting procedures (i.e., a copy of these procedures); and (b) how the Adviser voted proxies that are relevant to the affected client.

Record-keeping Requirements

The Compliance Consultant will be responsible for maintaining files relating to the Adviser’s proxy voting procedures. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of the Adviser. Records of the following will be included in the files:

1.	Copies of these proxy voting policies and procedures, and any amendments thereto;

2.	A copy of each proxy statement that the Adviser actually received; provided, however, that the Adviser may rely on obtaining a copy of proxy;

3.	statements from the SEC’s EDGAR system for those proxy statements that are so available;

4.	A record of each vote that the Adviser casts;

5.	A copy of any document that the Adviser created that was material to making a decision on how to vote the proxies, or memorializes that decision (if any); and

6.	A copy of each written request for information on how the Adviser voted such client’s proxies and a copy of any written response to any request for information on how the Adviser voted proxies on behalf of clients.

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